Exhibit 10.2
TRANSITION SERVICES AND SEPARATION AGREEMENT
THIS TRANSITION SERVICES AND SEPARATION AGREEMENT (this “Agreement”), dated February 28, 2017, is made by and between Linn Operating, Inc., a Delaware corporation (“LOI”), Linn Midstream, LLC, a Delaware limited liability company (“LM”), Linn Energy, LLC, a Delaware limited liability company (“Linn Energy”), LinnCo, LLC, a Delaware limited liability company (“LC”), Linn Energy Finance Corp., a Delaware corporation (“LEF”), Linn Energy Holdings, LLC, a Delaware limited liability company (“LEH”), Linn Exploration & Production Michigan LLC, a Delaware limited liability company (“LE&PM”), Linn Exploration Midcontinent, LLC, a Delaware limited liability company (“LEM”), Linn Midwest Energy LLC, a Delaware limited liability company (“LME”), Mid-Continent I, LLC, a Delaware limited liability company (“MC-I”), Mid-Continent II, LLC, a Delaware limited liability company (“MC-II”), Mid-Continent Holdings I, LLC, a Delaware limited liability company (“MCH-I”), Mid-Continent Holdings II, LLC, a Delaware limited liability company (“MCH-II”) (LOI, LM, Linn Energy, LC, LEF, LEH, LE&PM, LEM, LME, MC-I, MC-II, MCH-I and MCH-II are referred to in this Agreement collectively as “LINN”; provided, however, that with respect to particular uses of the term in this Agreement, “LINN” shall mean each, any or all of LOI, LM, Linn Energy, LC, LEF, LEH, LE&PM, LEM, LME, MC-I, MC-II, MCH-I and MCH-II as applicable to the context of such use), and Berry Petroleum Company, LLC, a Delaware limited liability company (“Berry”). Each of LINN and Berry is referred to in this Agreement individually as a “Party,” and LINN and Berry are referred to in this Agreement collectively as the “Parties.” Capitalized terms used in this Agreement shall have the respective meanings set forth in Exhibit A.
Recitals
WHEREAS, Berry is engaged in the business of onshore oil and natural gas exploration, development, and production in the United States and owns various oil and gas properties and associated assets;
WHEREAS, on December 16, 2013, Berry completed the transactions contemplated by the merger agreement between Linn Energy, LC, and Berry pursuant to which LC acquired all of the outstanding common shares of Berry and Berry became an indirect wholly owned subsidiary of Linn Energy;
WHEREAS, all employees of Berry that were retained after completion of such transactions became employees of LOI and, along with other LINN personnel, have provided administrative, management, operating, and other services and support to Berry in accordance with an agency agreement and power of attorney;
WHEREAS, in connection with the provision of such services and support, various assets, contracts, permits, records, funds, and other rights and interests attributable or relating to Berry’s business were acquired or have been held by or in the name of LOI, and various gathering, processing, sales and similar midstream and marketing contracts related to Hydrocarbons owned by Berry have been entered into by LOI or LM;

WHEREAS, on May 11, 2016, Linn Energy and its subsidiaries (including Berry) filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas;
WHEREAS, on July 11, 2016, Berry filed a Statement of Assets and Liabilities and Schedule of Financial Affairs reflecting all of the real and personal property and other assets and interests owned by Berry as of May 11, 2016 (the “Berry Statement of Assets and Liabilities”);
WHEREAS, an Amended Joint Chapter 11 Plan of Reorganization of Linn Acquisition Company, LLC and Berry Petroleum Company, LLC (as amended, supplemented, or otherwise modified, the “Berry Consensual Plan”) was filed on December 21, 2016, and an Amended Joint Chapter 11 Plan of Reorganization of Linn Energy, LLC and its Debtor Affiliates Other Than Linn Acquisition Company, LLC and Berry Petroleum Company, LLC (as amended, supplemented, or otherwise modified, the “LINN Consensual Plan”) was filed on December 21, 2016; and
WHEREAS, the Parties are entering into this Agreement in accordance with the Berry Consensual Plan and the LINN Consensual Plan in order to set forth the terms and conditions pursuant to which (i) LINN will continue to provide, or cause to be provided, administrative, management, operating, and other services and support to Berry during a transitional period following the Effective Date and (ii) LINN and Berry will separate their previously combined enterprise and transfer all Berry Related Assets (and any other Berry Assets held in the name of LINN) to Berry under the terms and conditions specified herein.
NOW, THEREFORE, in consideration of the premises set forth in the recitals above and the covenants set forth herein and the benefits to be derived hereunder, the Parties agree as follows.

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Agreement

1.
Transition Services. LINN shall provide, or cause to be provided, to Berry the services described in this Article 1 and Exhibit B (collectively, the “Services”) during the Transition Period, and, with respect to the portion of the Services described in Sections 1.8, 1.11, 1.13, 1.14, 1.16 and 1.17 during the Accounting Period. Subject to Section 2.1, the Services shall be substantially the same as, and at the same level and manner as, those that have been provided with respect to the Berry Assets during the three month period immediately preceding the Effective Date (the “Reference Period”), and in addition shall include the provision of certain historical operating and financial data as provided herein. For the avoidance of doubt, LINN shall have the right to perform particular portions of the Services through (i) one or more of the LINN entities or (ii) to the extent previously performed by one or more Third Parties, such Third Party or Third Parties (or any other Third Parties determined by LINN to be reasonably equivalent; provided, however, that, if such other Third Parties are to perform material Third Party activities (such as drilling contractors), then such other Third Parties must be approved by Berry in advance for such portion of the Services); provided, however, that no such performance by a LINN entity or a Third Party of a portion of the Services shall relieve LINN collectively from any liability under this Agreement with respect to such portion of the Services; provided, further, that if Berry does not approve a Third Party’s provision of Services and such failure causes LINN to be unable to provide the Services on a commercially reasonable basis, LINN will be excused from performing such Services or portion thereof without penalty until an acceptable provider is approved by Berry.

1.1
Operator Services. LINN shall continue to be the operator of record for the Operated Berry Properties during the Transition Period of this Agreement. During the Transition Period, LINN shall (i) continue to perform, on Berry’s behalf, Berry’s duties as operator of the Operated Berry Properties and (ii) provide such additional operations services with respect to the Operated Berry Properties that are described in Section 1.1 of Exhibit B. For the avoidance of doubt, LINN’s obligations under this Agreement relative to accounting and disbursement of production are limited to the production of Hydrocarbons prior to the end of the Transition Period, as further described in Sections 1.1, 1.6, and 1.11 of Exhibit B.

1.2
Non-Operator Services. During the Transition Period, LINN shall perform the administrative and management services with respect to the Non-Operated Berry Properties that are described in Section 1.2 of Exhibit B. LINN shall promptly provide Berry with customary details, and obtain prior written consent from Berry, for any authorizations for expenditure (“AFE”) or other proposals submitted to LINN from any Third Party operator of the Non-Operated Berry Properties (in each case, to the extent any of the foregoing are provided by such Third Party operator), it being understood that LINN will request additional detail or information regarding such AFE or other proposal on behalf of Berry if requested by Berry. If Berry fails to respond in writing 24 hours in advance of the deadline provided by a Third Party or under the applicable contract with respect to such AFE or other proposal, then LINN may respond in the ordinary course of business using its business judgment to determine the response that, in LINN’s reasonable belief based on the information available to LINN, would be in the best interest of Berry; provided, however, that LINN shall not owe, and nothing herein shall be deemed to impose, any fiduciary duties in favor of Berry. LINN shall promptly forward to Berry any AFE related to the Berry Properties that LINN receives subsequent to the end of the Transition Period.

1.3
Permits. LINN shall use reasonable best efforts to maintain all Berry Permits as described in Section 1.3 of Exhibit B during the Transition Period. With respect to the Berry Permits that are held in the name of LINN and are transferable or assignable, LINN shall transfer or assign such Berry Permits to Berry on or before the end of the Transition Period, as appropriate, and Berry shall accept such transfer or assignment if required under Applicable Law; provided, however, that any costs or expenses associated with such transfer or assignment shall be the sole responsibility of, and paid entirely by, Berry in accordance with and subject to the terms and conditions of Section 5.2(A). LINN shall have no obligation to secure the required bonding, insurance, registration, or approvals to do business in a particular state or area on behalf of Berry to allow for such a Berry Permit transfer, and shall not be responsible to the extent it is not reasonably practicable to transfer or assign any Berry Permit to Berry at the end of the Transition Period or at all.

1.4
Transportation and Marketing. LINN shall provide, or cause to be provided, (i) midstream services, (ii) transportation and marketing services, (iii) gas control services, and (iv) other similar services to sell the Hydrocarbons produced from the Operated Berry Properties prior to the end of the Transition Period, as further described in Section 1.4 of Exhibit B. LINN shall maintain and administer the Berry Contracts and other contractual arrangements to sell the Hydrocarbons produced from the Berry Properties in its ordinary course of business through the end of the Transition Period. Subject to and in accordance with Section 2.10, LINN may negotiate new or replacement Berry contracts related to and as part of the Services described in this Section 1.4 on month-to-month terms; provided, however, that LINN will not provide any legal services related to such negotiation and any such contract will ultimately be executed by an authorized Berry officer or other authorized representative of Berry on behalf of Berry.

1.5
Well Maintenance. With respect to the Berry Wells included in the Operated Berry Properties, during the Transition Period, LINN shall provide supervision for remedial operations and well service operations, and establish and maintain well files, as further described in Section 1.5 of Exhibit B.

1.6
Payment Services. Subject to Article 5, during the Transition Period, LINN shall make payments associated with the ownership, operation, use, or maintenance of the Berry Properties as further described in Section 1.6 of Exhibit B; provided, however,

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that in no event will LINN be required to expend funds and other resources beyond levels projected in Berry’s 2017 capital budget as of January 1, 2017.

1.7
Lease and Land Administration. During the Transition Period, LINN shall provide land, land administration, lease, and title services with respect to the Berry Properties, including those Services described in Section 1.7 of Exhibit B. For the avoidance of doubt, during the Transition Period, LINN shall provide assistance preparing any land attachment required for a mortgage filing, but the preparation of mortgages and filing of mortgages and related documents will be Berry’s responsibility.

1.8
Regulatory Affairs. During the Accounting Period, but only with respect to the Hydrocarbons produced from and activities related to the Berry Properties prior to the end of the Transition Period, LINN shall provide the Services described in Section 1.8 of Exhibit B relating to regulatory requirements applicable to the Berry Properties. For the avoidance of doubt, LINN shall have no obligation to make regulatory filings required to qualify Berry as the operator of any of the Berry Properties, and such obligation shall be handled entirely by Berry prior to the end of the Transition Period. Notwithstanding anything to the contrary contained herein, LINN shall have no responsibility for any information provided by Berry to LINN that may be included in any regulatory filing or undertaking, nor shall it be responsible to the extent of any investigation, inquiry or action taken by any Governmental Authority in relation to the Services, except to the extent resulting from or related to the gross negligence or willful misconduct of LINN.

1.9
Plugging and Abandonment. As described in Section 1.9 of Exhibit B, LINN (i) shall obtain necessary non-operating working interest owner approval and regulatory permits to abandon any Berry Wells included in the Operated Berry Properties when required under Applicable Law to be abandoned during the Transition Period, (ii) shall provide supervision for abandonment operations of such Berry Wells during the Transition Period, and (iii) shall file all necessary abandonment reports after completion of such operations. For the avoidance of doubt, all proposed abandonments must be approved by Berry prior to permitting or commencement of actual abandonment operations unless such abandonments are described in Schedule 9.

1.10
Environmental Compliance. If LINN discovers that any of the Berry Properties are not in compliance in all material respects with environmental, health, or safety laws, rules, or regulations during the Transition Period, then LINN shall notify Berry of such non-compliance, as described in Section 1.10 of Exhibit B. If such condition exists on an Operated Berry Property and either represents imminent danger or is required under Applicable Law to be remediated immediately, then LINN shall, unless otherwise instructed by Berry, remediate such condition at Berry’s sole cost and expense, subject to the indemnity obligations described in this Agreement. Nothing in this Agreement shall obligate LINN to undertake a review, audit, or other query relating to environmental, health, or safety laws, rules, or regulations applicable to any of the Berry Properties except to the extent set out in Section 1.10 of Exhibit B.

1.11
Bookkeeping; Finance and Treasury; Accounting. During the Accounting Period, but only with respect to the Hydrocarbons produced from and activities related to the Berry Properties prior to the end of the Transition Period, LINN shall provide services for the bookkeeping, finance and treasury, and accounting functions as further described in Section 1.11 of Exhibit B. LINN shall perform services for revenue, joint interest accounting, production, and regulatory reporting functions attributable to the Berry Properties, and shall provide a statement with respect to each month (the “Monthly Statement”) reflecting the same no later than the 15th day following such month. Except as otherwise provided herein, LINN’s obligations under this Agreement relative to accounting and disbursement of production are limited to the Hydrocarbons produced from and activities related to the Berry Properties prior to the end of the Transition Period.

1.12
Real Estate; Facilities. During the Transition Period, LINN shall manage all Berry Facilities and the Hill Field Offices in connection with the operation of the Berry Properties (or as otherwise related to the Services), as further described in Section 1.12 of Exhibit B. For the avoidance of doubt, LINN shall not secure new facilities or negotiate new facility leases on behalf of Berry without the prior written agreement of the Parties.

1.13	Information Technology Systems.

(A)
General. To the extent LINN’s information technology systems in existence as of the Effective Date and contracts with respect to such systems permit without incremental fees or other amounts payable by LINN (or with incremental fees or other amounts payable by LINN that are approved in advance by Berry as Reimbursement Expenses), LINN shall provide the information technology services described in Section 1.13 (A) Part One of Exhibit B during the Transition Period and Section 1.13(A) Part Two of Exhibit B during the Accounting Period. During the Transition Period, LINN will provide reasonable assistance to Berry in (i) identifying software licenses and IT service agreements used in connection with or attributable to the Berry Properties and (ii) determining whether such licenses or agreements are transferable or assignable; provided, however, that LINN shall not be required to negotiate or enter into new software licenses or new IT services agreements on behalf of Berry without the Parties’ prior written agreement (and at Berry’s sole cost and expense in accordance with and subject to the terms and conditions of Section 5.2(A)), and LINN shall not be required to maintain any license that would only be used in providing the Services if any such license is required to be renewed during the Transition Period and cannot be cancelled or terminated, without penalty or without reimbursement of any license fee related to an unused period lasting longer than three months after the

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end of the Transition Period. Berry may designate one or more LINN employees in the Bakersfield office to negotiate (subject to and in accordance with Section 2.10) assignments of existing Berry Software and new or replacement Berry software license agreements on Berry’s behalf; provided, however, that LINN will not provide any legal services related to such negotiation and any such contract will ultimately be executed by an authorized Berry officer or other authorized representative of Berry on behalf of Berry.

(B)
Mirrored Licenses. Subject to the confirmation that Berry is in the process of obtaining and will obtain prior to the end of the Transition Period (whether by transfer or new license) the licenses described on Exhibit E (the “Mirrored Licenses”), LINN shall provide the Services described in Section 1.13(B) of Exhibit B during the Transition Period.

(C)
Separation Period. To the extent LINN’s information technology systems in existence as of the Effective Date and contracts therefor permit without incremental fees or other amounts payable by LINN (or with incremental fees or other amounts payable by LINN that are approved in advance by Berry as Reimbursement Expenses), during the Separation Period, LINN shall provide continued use of its telephonic and networking systems, which may be modified to restrict access to LINN’s network. During the Separation Period, Berry and LINN shall cooperate to allow (i) Berry to replace all network and telephonic systems related to the Berry Assets and (ii) the rerouting of networks connected to LINN’s retained hardware and also connected to Transferred Hardware, in each case, at Berry’s sole cost and expense in accordance with and subject to the terms and conditions of Section 5.2(A).

(D)
Existing IT Systems and Services. For the avoidance of doubt, LINN’s services will not extend to creating the design, configuration or creation of separate IT systems for Berry. Notwithstanding the language in Section 1, LINN may alter existing trust relationships between domains and servers to enable provision of the Services and, with the agreement of Berry or LINN employees designated by Berry within the Bakersfield office, may alter the manner of providing the Services described in this Section 1.13 from those provided during the Reference Period as needed to complete the transition and separation of Berry Assets as by this Agreement.

1.14
Tax. As described in Section 1.14 of Exhibit B, LINN shall assist with, and maintain proper documentation for, the collection and remittance of federal, state, and local sales, use, and ad valorem taxes to the extent related to the Berry Assets during the Accounting Period, but only with respect to the Hydrocarbons produced from and activities related to the Berry Properties prior to the end of the Transition Period. In addition, LINN shall prepare and distribute 1099 forms for owners for all activity for the time period LINN is responsible for the related distributions and disbursements, and Berry shall be responsible for 1099 forms for owners for all activity effective with Berry’s assumption of administrative responsibilities of the related distributions and disbursements. Berry will prepare and file any corporate income tax filings due for Berry, even if due during the Term.

1.15
Corporate Contracts. As described in Section 1.15 of Exhibit B, during the Transition Period, LINN shall perform, administer, and maintain the Berry Contracts and other contractual arrangements existing as of the Effective Date with respect to the Berry Assets (or as otherwise related to the Services). LINN will not enter into new contracts on behalf of Berry without the prior written agreement of the Parties, other than as described in Section 3.2; provided, however, that LINN may negotiate marketing agreements on behalf of Berry on a month-to-month term during the Transition Period in its ordinary course of business pursuant to and in accordance with Section 1.4 and software license agreements pursuant to and in accordance with Section 1.13(A).

1.16
Records Retention. As described in Section 1.16 of Exhibit B and to the extent related to the Berry Assets or the Services, during the Accounting Period, LINN shall provide assistance in the storage and retrieval of the Berry Records and other documentation and backup information and the provision of certain historical operating and financial data as requested by Berry. Berry shall be responsible for all costs and expenses associated with such storage and retrieval (including incremental costs and expenses incurred by LINN in providing assistance in accordance with this Section 1.16) in accordance with and subject to the terms and conditions of Section 5.2(A).

1.17
Assistance with Transitioning the Services. During the Separation Period, LINN shall provide assistance with transitioning the performance of the Services from LINN to Berry as further described in Section 1.17 of Exhibit B; provided, however, that in no event shall LINN be required to perform any custom formatting with respect to any data or information utilized and to be provided by LINN in connection with this Agreement.

1.18
HR; Employee Benefits; Payroll. LINN shall continue to perform administration and management of human resources, employee benefits programs, and payroll services for LINN’s employees and independent contractors, including the Services described in Section 1.18 of Exhibit B. For the avoidance of doubt, LINN will not put into place new benefit plans for Berry or perform any human resources or payroll services for Berry in its capacity as a direct employer.

1.19
Registration Statement. LINN shall continue to cooperate with and provide commercially reasonable assistance to Berry in connection with the preparation and filing with the United States Securities and Exchange Commission of a Form S-1 Registration Statement under the Securities Act of 1933 with respect to the preferred and common stock or limited liability company units in Berry’s holding company (as formed on or before the Effective Date) or any Form 10-K or 10-Q under the

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Securities Act of 1933 required to be filed with the United States Securities and Exchange Commission during the Transition Period; provided, however, that LINN will not provide any representation letters; provided, further, that LINN disclaims any and all representations or warranties as to the accuracy of the data set forth in such S-1 Registration Statement, Form 10-K and/or Form 10-Q, and Berry hereby agrees to release and fully, indemnify, defend and hold harmless the LINN Indemnified Parties from and against any Claims related thereto or arising therefrom except any such Claims related to or arising from the gross negligence or willful misconduct of LINN.

1.20
Additional Services. From time to time during the Term, Berry may request that LINN provide particular services required by Berry in addition to the Services. LINN shall provide such additional services to Berry if and to the extent that LINN is reasonably capable of providing such additional services and the Parties agree upon the service fee to be paid by Berry for such additional services.

1.21
Excluded Services. For the avoidance of doubt, LINN will not be obligated to procure insurance or obtain bonds on behalf of Berry or to provide legal services to Berry (as opposed to providing internal legal support within LINN in connection with LINN’s performance of the Services).

2.	General.

2.1
Standard of Performance; Disclaimer of Warranties. LINN shall conduct its activities under this Agreement in respect of the Services in a manner consistent with the ordinary course performance of such activities during the Reference Period, and otherwise LINN shall perform the Services for the benefit of Berry in a manner substantially consistent with the manner, quality, and timing in which LINN performs the same activities for LINN’s own benefit; provided, however, that notwithstanding anything in this Agreement to the contrary LINN shall perform its obligations under this Agreement (i) in a good and workmanlike manner, (ii) as a reasonable and prudent operator, and (iii) in accordance with Applicable Law. EXCEPT AS SET FORTH IN THE IMMEDIATELY PRECEDING SENTENCE, LINN HEREBY DISCLAIMS ANY AND ALL WARRANTIES WITH RESPECT TO THE SERVICES OR LINN’S PERFORMANCE OF THE SERVICES, INCLUDING DISCLAIMING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

2.2	Notice of Accidents. LINN shall promptly provide Berry notice of any material accidents or emergencies that occur with respect to the Services or the Berry Assets.

2.3	Personnel and Access.

(A)
Personnel. LINN shall provide personnel to staff and perform the Services, which may be accomplished to the extent necessary by (i) employees of LINN or Third Party contractors (subject to paragraph (A) of Section 5.2). All personnel engaged or directed by LINN to perform LINN’s obligations under this Agreement shall be duly qualified, licensed, trained, and experienced to perform such obligations. LINN shall at all times require such personnel to comply with Applicable Law in the same manner as a reasonable and prudent operator. Notwithstanding anything to the contrary contained herein, in no event shall LINN be required to maintain the employment of, or any contractual relationship with, any particular individual or group, or to make available to Berry any particular individual or any individual at any particular time. Berry acknowledges the transitional nature of the Services and agrees that LINN may make changes from time-to-time in the personnel performing the Services if LINN is making similar changes in performing similar services for itself.

(B)
Access. Berry shall have access to the Operated Berry Properties, the Berry Facilities, and the Berry Related Assets at all times during normal business hours. Should Berry desire access to Non-Operated Berry Properties during the Transition Period, LINN will use commercially reasonable efforts to coordinate access to the same with the relevant operator. LINN shall have sole authority to select, supervise, and direct all Representatives in the performance of the Services. Berry may consult with LINN’s Representatives who are providing the Services, and LINN shall make such Representatives reasonably available to Berry for such consultations during normal business hours, either directly or through one or more designated centralized point(s) of contact, in each case subject to the applicable individual’s availability during normal business hours. In connection with Berry’s access to the Operated Berry Properties or to any Berry Related Assets located on property owned by LINN, Berry must be accompanied by a LINN Representative at all times. Berry shall indemnify, defend, and hold harmless the LINN Indemnified Parties from and against any and all liability for injury to Berry’s officers, employees, invitees, and/or agents, resulting from, or relating to, the presence of any such officers, employees, invitees, and/or agents at any Operated Berry Properties, any Non-Operated Berry Properties with respect to which LINN coordinated access for Berry, or any property owned by LINN, or from any such person’s traveling to or from such property in a vehicle owned by LINN, in each case other than any such injury and resulting liability caused by the gross negligence or willful misconduct of LINN.

2.4
Consents. If any consents, approvals, or authorizations of any Person are identified as being required in connection with this Agreement, then LINN and Berry shall use commercially reasonable efforts to obtain as promptly as possible such consents, approvals, or authorizations; provided, however, that LINN shall be the primary point of contact with any such Person solely as it relates to the Services performed by LINN at that time. Berry shall be responsible for any costs and expenses incurred

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with Berry’s prior written approval that are attributable to obtaining any consents, approvals, or authorizations required in connection with this Agreement. If the consent, approval, or authorization of any Person, if required, is not obtained within a reasonable time period after identification thereof, then LINN and Berry shall work together to develop and effect a commercially reasonable alternative in connection with the Services affected by such failure to obtain such consent, approval, or authorization.

2.5
Additional Records. Except as provided in this Agreement, nothing shall require LINN to provide records, financial information, or other information that, in each case, is not kept or reported by LINN in the ordinary course of business. For the avoidance of doubt, any reporting required of LINN during the pendency of its bankruptcy shall be deemed to be in LINN’s ordinary course of business for purposes of this Section 2.5.

2.6
No Additional Systems. Nothing herein shall require LINN to install, expand, or modify any equipment, systems, or services at any location beyond the level provided by LINN during the Reference Period.

2.7
Information Necessary to Perform the Services. Berry shall promptly provide any information and assistance that is reasonably requested by LINN and necessary for LINN to perform or cause to be performed any portion of the Services. If Berry fails to provide, or delays in providing, such necessary information or assistance, then LINN shall be relieved of its obligation to perform such portion of the Services to the extent prevented thereby; provided, however, that LINN shall use commercially reasonable efforts to mitigate, overcome, or work around such failure or delay in order to perform such portion of the Services; provided, further, that Berry will reimburse LINN for any reasonable and documented additional costs or expenses incurred by LINN that are attributable to mitigating, overcoming, or working around the effects of such failure or delay in accordance with and subject to the terms and conditions of paragraph (A) of Section 5.2.

2.8
Audit. At any time during the Term and during the period up to 180 days after the Final Settlement Statement is finalized under Section 5.8, Berry shall have the right to conduct one audit of the books and records of LINN insofar as they pertain to the Services, the Monthly Settlement Statements, the Monthly Statements, or the Final Settlement Statement. Such audit may be conducted by an accounting firm or other contractor retained by Berry. Berry is entitled to an adjustment of the amounts reflected in the Monthly Settlement Statements, the Monthly Statements, or the Final Settlement Statement when an error occurs. Any such audit must be completed and objections made within 60 days of its initiation. Any dispute that is not resolved between the Parties shall be resolved in accordance with the arbitration procedure set forth in Article 8.

2.9
Transition Period Extension. Berry shall use its reasonable best efforts to assume operatorship of all of the Operated Berry Properties on or before the last day of the un-extended Transition Period. Berry shall provide to LINN evidence reasonably satisfactory to LINN of Berry’s satisfaction of the predicate requirements of Section 3.4 for delivery of the Change of Operator Forms no less than 14 days prior to the last day of the Transition Period, or the Transition Period will be extended for an additional calendar month (unless LINN, in its sole discretion, waives such compliance). In addition, if Berry determines that it requires all or any portion of the Services to continue beyond the end of the Transition Period, then Berry may elect to extend the Transition Period for an additional month by delivering to LINN written notice of such election no less than 15 days prior to the last day of the Transition Period; provided, however, that the Transition Period may only be extended once under this Section 2.9.

2.10
General Control and Consultation. The Parties acknowledge and agree that Berry shall at all times be the owner of the Berry Assets and that LINN is providing the Services solely as a service provider. Subject to Section 2.1, and to the extent not inconsistent with Section 9.9, the Services shall be provided by LINN to the extent of and substantially in the same manner as LINN has conducted its business during the Reference Period and, in all material respects consistent with Berry’s 2017 capital budget as of January 1, 2017, under the general control of and subject to the reasonable direction of Berry; provided, however, that LINN shall control the manner and method of performing the Services, including all day-to-day Services provided for in Article 1. Without limiting the foregoing, LINN shall consult with the chief executive officer of Berry on a regular basis throughout the Term regarding the Services and shall act in accordance with the written instructions, if any, provided by such chief executive officer or his designee with respect to particular aspects of the Services. Notwithstanding anything herein to the contrary, (i) in no event shall LINN be required to act in a manner inconsistent with its health, safety and environmental policies in effect as of the Execution Date and (ii) LINN may take any action it deems necessary in its reasonable belief and in good faith to prevent or avoid imminent risk to life or property.

3.	Berry Separation.

3.1	Assets

(A)
Representation. LINN represents and warrants that no real or personal property was transferred from Berry to LINN at any time between December 1, 2013 and the Effective Date. To the extent either Party discovers that the foregoing is inaccurate, the Parties will take all steps necessary pursuant to Section 3.7 to transfer such real or personal property back to Berry. The foregoing is the sole and exclusive remedy with respect to any breach of the representations and warranties set forth in this paragraph (A) of Section 3.1.

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(B)
Berry Assets. As used in this Agreement, the “Berry Assets” shall mean all real and personal properties, assets and interests that are part of the Berry Estate, including all real and personal properties, assets and interests described on the Berry Statement of Assets and Liabilities. Without limiting the foregoing, the “Berry Assets” shall include all of Berry’s right, title and interest in, to or under the following (it being expressly understood that some of the following are interests in properties in which Berry is a joint interest owner with LINN and that all references to Schedules in this Section 3.1(B) are for information purposes only and shall not expand or diminish the property of the Berry Estate or the LINN Estate, as applicable):

(i)
the Leasehold Interests and Mineral Interests summarized on the Berry Statement of Assets and Liabilities and as further described on Schedule 1, and Berry’s interest in the Leases and lands included in any units with which such Leasehold Interests and Mineral Interests (or the lands covered thereby) may have been pooled, unitized, or communitized (collectively, the “Berry Leasehold and Mineral Interests”);

(ii)
the interests in oil, gas, water, disposal, observation, or injection wells located on or traversing the Berry Leases and Mineral Interests, whether producing, non-producing, plugged, unplugged, shut-in, or temporarily abandoned, as described on Schedule 2 (collectively, the “Berry Wells”, and together with the Berry Leasehold and Mineral Interests, the “Berry Properties”);

(iii)	the Hydrocarbons in storage above a custody transfer point; and

(iv)	the office leases, field offices, and storage yards described on the Berry Statement of Assets and Liabilities and as further described on Schedule 3 (collectively, the “Berry Facilities”).
For the avoidance of doubt, the Parties acknowledge and agree that from and after the Effective Date, Berry shall continue to be responsible for all Liabilities attributable to or arising from the Berry Assets except as otherwise provided in this Agreement and except for any such Liabilities discharged or otherwise released pursuant to or in connection with the Berry Consensual Plan or the LINN Consensual Plan.

(C)
Berry Related Assets. As used in this Agreement, the term “Berry Related Assets” means the following real and personal properties, assets and interests, whether part of the Berry Estate or part of the LINN Estate; provided, however, that where the following relate to both Berry Assets and real or personal property that is part of the LINN Estate, only the proportion of the same related to the Berry Assets shall be included in the definition of “Berry Related Assets”:

(i)	The real property described on Schedule 4 (together with the field offices located thereon, the “Hill Field Offices”);

(ii)
all of the equipment, machinery, fixtures and other tangible personal property and improvements located on or used or held for use in connection with the ownership or operation of the Berry Properties, including tanks, boilers, plants, injection facilities, saltwater disposal facilities, compressors and other compression facilities (whether installed or not), pumping units, flow lines, pipelines, gathering systems, Hydrocarbon treating or processing systems or facilities, meters, machinery, pumps, motors, gauges, valves, power and other utility lines, roads, computer and automation equipment, SCADA and measurement technology, the Transferred Hardware, field radio telemetry and associated frequencies and licenses, pressure transmitters, central processing equipment and other appurtenances, improvements and facilities (collectively, the “Berry Equipment”);

(iii)
all of the pipes, casing, tubing, tubulars, fittings, and other spare parts, supplies, tools, and materials located on, used, or held for use on or held as inventory in connection with the ownership or operation of the Berry Properties, Berry Facilities, Hill Field Offices, or Berry Equipment;

(iv)
all of the governmental (whether federal, state, or local) permits, licenses, authorizations, franchises, grants, easements, variances, exceptions, consents, certificates, approvals, and related instruments or rights relating to the Berry Properties that are not held by LOI as operator of Operated Berry Properties (collectively, the “Berry Permits”);

(v)
all of the Contracts (including sales and purchase contracts, operating agreements, exploration agreements, development agreements, balancing agreements, farmout agreements, service agreements, transportation, processing, treatment and gathering agreements, equipment leases and other contracts, agreements and instruments), including the Contracts described in Schedule 5, (collectively, the “Berry Contracts”) but subject to Section 3.2 and excluding any Master Service Agreement in the name of LINN, other than those described in Part D of Schedule 5;

(vi)
all of the proprietary rights and non-proprietary rights to all seismic, geological, geochemical, or geophysical data (including all maps, studies, Third Party studies, reservoir and production engineering studies and simulations, and all field and acquisition records) related to or obtained in connection with the Berry Properties

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to the extent transferrable without a fee (or, in the event a transfer fee applies, to the extent Berry has agreed, in writing, to pay such transfer fee) (the “Berry G&G Data”);

(vii)	all of the Surface Rights;

(viii)
all claims, refunds, abatements, variances, allocations, causes of action, claims for relief, choses in action, rights of recovery, rights of set-off, rights of indemnity, contribution or recoupment, counter-claims, cross-claims and defenses to the extent related to the Berry Assets;

(ix)
all of the information, books, databases, files, records and data (other than the Excluded LINN Records and Data), whether in written or electronic format, relating to Berry or any of the other Berry Assets (collectively, the “Berry Records”), which Berry Records shall include all minute books, stock ledgers, corporate seals, and stock certificates of Berry; all reservoir, land, operation and production files and records, inclusive of lease records, well records, division order records, property ownership reports and files, contract files and records, well files, title records (including abstracts of title, title opinions and memoranda, and title curative documents), correspondence, production records, prospect files and other prospect information, supplier lists and files, customer lists and files; and all other data including proprietary and non-proprietary engineering, files and records in the actual possession or control of Berry (or, if applicable, LINN to the extent transferable to Berry (i) without material restriction that is not overcome using commercially reasonable efforts (including a material restriction against assignment without prior consent if such consent is not obtained after commercially reasonable efforts) and (ii) without the payment of money or delivery of other consideration or unduly burdensome effect that Berry does not agree in writing to pay or bear), inclusive of maps, logs, core analysis, formation tests, cost estimates, studies, plans, prognoses, surveys and reports, and including raw data and any interpretive data or information relating to the foregoing, and any other proprietary data in the actual possession or control of Berry (or, if applicable, LINN to the extent transferable to Berry (i) without material restriction that is not overcome using commercially reasonable efforts (including a material restriction against assignment without prior consent if such consent is not obtained after commercially reasonable efforts) and (ii) without the payment of money or delivery of other consideration or unduly burdensome effect that Berry does not agree in writing to pay or bear) and relating to the ownership, operation, development, maintenance or repair of, or the production, gathering, treatment, processing, storing, sale or disposal of Hydrocarbons or produced water from, the Berry Properties;

(x)
all of the Berry Receivables, cash call pre-payments and other refunds due to Berry (or, if applicable, LINN) for royalty overpayments or future deductions as royalty offsets associated with any of the Berry Properties;

(xi)	all of the trade credits, accounts receivable, note receivables, take or pay amounts receivable, and other receivables attributable to the Berry Assets or other Berry Related Assets;

(xii)
any software licenses and IT service agreements used solely in connection with or wholly attributable to the Berry Properties, but only to the extent transferable without material restriction (the “Berry Software”);

(xiii)	all California greenhouse gas emissions credits and allowances and any other carbon dioxide allowances that are part of the Berry Estate or scheduled on Schedule 10; and

(xiv)
all of the vehicles used by, assigned to or otherwise associated with any Berry Employee or solely with any of the other Berry Operated Assets (including any such vehicle that is part of the LINN Estate) (the “Vehicles”).

3.2	Assignment of Contracts.

(A)
General. Subject to paragraph (B) of this Section 3.2, as soon as practicable, but in any event prior to the end of the Transition Period, LINN will assign or cause to be assigned to Berry each Berry Contract to which LINN is party (whether in its own name or as agent for Berry), including marketing agreements, operating agreements, transportation agreements, equipment leases, electrical agreements, rights of way, surface use agreements and other agreements (such Berry Contracts that relate solely to Berry or the Berry Assets, including the Berry Contracts so identified in Part B of Schedule 5, are referred to in the Agreement collectively as the “Berry Operating Contracts”; and such Berry Contracts that relate both to Berry or the Berry Assets on the one hand and LINN or property that is part of the LINN Estate, on the other, including the Berry Contracts so identified in Part C of Schedule 5, are referred to in the Agreement collectively as the “Berry Shared Contracts”); provided, however, that LINN shall only assign such Berry Shared Contracts that are capable of being subdivided without penalty or any incremental cost or expense being paid by LINN and without requiring LINN or Berry to retain any liability for the other under such contract (and in such case shall only assign the portion of such Berry Shared Contract that applies to the Berry Assets); provided, further, that LINN shall use its commercially reasonable efforts to obtain from each Berry Shared Contract counterparty

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a separation of its Berry Shared Contract into separate contracts between such counterparty and each of LINN and Berry so long as the terms and conditions of the underlying agreement remain substantially the same. Berry shall take such actions as may be required to accept assignment of the Berry Operating Contracts and the Berry Shared Contracts. Notwithstanding the foregoing, if both Berry and LEH are parties to any Berry Shared Contract and such contract relates only to the ownership or operation of properties in which LEH and Berry have shared ownership, LINN may elect to take no action to partition the contracts during the Transition Period, which shall not prejudice either Party’s ability to request or negotiate a partition or novation from the counterparty of such contract at a later date and shall not operate to create a joint and several liability under such contract.

(B)
Consent Requirements. Notwithstanding anything to the contrary contained herein, LINN shall not assign any Berry Operating Contract or Berry Shared Contract if the terms of such contract prohibit such assignment, require a consent to such assignment that is not given after LINN has used all commercially reasonable efforts to obtain such consent, or require a fee for such assignment that Berry does not agree to bear, which Berry Operating Contracts and Berry Shared Contracts include those identified in Schedule 5.

(C)
Assigned Operating Contract. Any contract assigned pursuant to this Section 3.2 shall be referred to herein as an “Assigned Operating Contract”; provided, however, that as to Berry Shared Contracts that are assigned, only the portion of the contract assigned to Berry shall be included in the term Assigned Operating Contract.

3.3	Certain Ancillary Agreements. LINN (as applicable) and Berry will execute the following agreements on the dates specified below:

(i)
any change of operator forms required to designate Berry as the operator of the Operated Berry Properties (the “Change of Operator Forms”) as soon as practical but in no event later than the final day of the Transition Period; and

(ii)
letters in lieu of transfer or division orders directing all purchasers of production from the Berry Assets to make payment of proceeds attributable to such production to Berry from and after the Effective Date in a form reasonably satisfactory to both Parties (the “Letters in Lieu”) as soon as practical but in no event later than the final day of the Transition Period.

In connection with the ancillary agreements described above in this Section 3.3, the Parties agree that Berry shall be the recognized operator of the Hill field and LINN shall be the recognized operator of the Hugoton field.

3.4	Delivery of Documents.

(A)
Change of Operator Forms. On or before the end of the last day of the Transition Period (or otherwise in accordance with applicable state requirements), LINN will submit the Change of Operator Forms to the required parties; provided, however, that Berry must have secured the necessary bonding, insurance and regulatory approvals to release LINN of any ongoing liability for Berry’s operatorship.

(B)	Letters in Lieu. On or before the first day of the last month of the Transition Period, LINN will submit the Letters in Lieu to the appropriate counterparties.

(C)
Documents Related to Joint Use Agreement. On or before April 1, 2017, LINN will deliver to Berry the following documents related to that certain Joint Use Agreement of even date herewith, by and between LEH and Berry (the “Joint Use Agreement”): (i) a projected budget for the “Gathering Facilities” for the remainder of calendar year 2017, which will include an itemized summary of projected “Capital Expenditures,” “Operating Expenses” and planned nonrecurring maintenance items, and shall list each charge or expense that will be payable to an “Affiliate” of LEH (excluding charges and expenses related to LOI’s employees and third party charges and expenses passed through by LOI to LEH without markup) (as each such term is defined in the Joint Use Agreement); and (ii) an amended and restated Exhibit D to the Joint Use Agreement containing a detailed description of all real and personal property comprising the “Gathering Facilities” (as defined in the Joint Use Agreement) based on information in LINN’s files and records, including a reasonably detailed description of each right-of-way and other real property interest included therein and a reasonably detailed description, with specifications, of each segment of pipe and other component thereof.

3.5	Assignment of Operating Property.

(A)
Inventory. During the first 30 days of the Term, LINN will inventory all (i) Berry Equipment that is part of the LINN Estate (the “Berry Operating Equipment”), (ii) pipes, casing, tubing, tubulars, fittings, and other spare parts, supplies, tools, and materials located on, used or held for use on or held as inventory in connection with the ownership or operation of the Berry Assets that are part of the LINN Estate (the “Berry Operating Yard Equipment”), (iii) Transferred Hardware, and (iv) Vehicles (together with the Berry Operating Equipment, Berry Operating Yard Equipment and the Transferred Hardware, the “Berry Operating Property”).

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(B)
Valuation. On or before the 45th day of the Term, LINN will provide Berry with a list of the Berry Operating Property, together with an estimated fair market value (taking into account normal annual depreciation) of the portion of the Berry Operating Property that is not part of the Berry Estate. Berry will notify LINN within ten days if Berry disagrees with any valuation for such portion of the Berry Operating Property, in which case, Berry and LINN will work in good faith to resolve their disagreement on before the 75th day of the Term. If the Parties are unable to agree to a value for a Vehicle prior to such date, then such Vehicle will not be included in the term “Berry Operating Property” for the purpose of paragraph (C) of this Section 3.5 or the term “Berry Related Assets” and will be retained without further obligation by LINN. If the Parties are unable to agree to a value for any portion of the Berry Operating Equipment or the Berry Yard Equipment that is not part of the Berry Estate, then LINN will hire a Third Party appraiser to determine the amount of such value, the expense for such appraiser to be shared equally between the Parties.

(C)
Conveyance. Once the Parties have agreed to the fair market value (taking into account normal annual depreciation) for the portion of the Berry Operating Property that is not part of the Berry Estate (or the appraiser has determined such value in accordance with paragraph (B) of this Section 3.5, in either case the aggregate amount to be referred to herein as the “Operating Property Amount”), LINN will convey the Berry Operating Property and the Transferred Hardware to Berry using a Bill of Sale in a form substantially similar to Exhibit F. In addition, LINN will take any additional steps necessary under applicable state or local law to transfer any title held by LINN to the Berry Operating Property to Berry. Berry will reimburse LINN for the Operating Property Amount in accordance with Section 5.4. Prior to the end of the Transition Period, LINN will convey the Hill Field Offices to Berry using a Special Warranty Deed in a form substantially similar to Exhibit G.

(D)
Berry Records. Throughout the Transition Period (and, with regard to records created during the Accounting Period, throughout the Accounting Period), LINN will deliver the Berry Records to Berry, at Berry’s expense, (to the extent not already delivered) in their current form and format; provided, however, that LINN shall not be required to conduct processing, conversion, compiling or any other further work with respect to delivery of the Berry Records; provided, however, further, that LINN may retain a copy of any Berry Records related to accounting or the Hill assets (and may copy, at Berry’s expense, Berry Records related to the Hugoton assets and retain the original, delivering the copy as the Berry Record). Berry agrees to maintain the Berry Records for a period of five years following the expiration of the Term, and, during such time, to (i) provide copies of any Berry Records that relate to the accounting, to the Hill and Hugoton assets, or are needed to respond to any legal proceeding or claim by a Third Party or by Berry, to LINN, at LINN’s sole expense and upon reasonable advance notice, and (ii) give 90 days’ prior written notice to LINN before destroying any Berry Record, in which event LINN may, at its option and expense, upon prior written notice given within such 90 day period to Berry, take possession of such Berry Records within 180 days after the date of such notice.

(E)
Hugoton Field Offices. LINN agrees that if Berry (or its successor in interest) becomes the operator of the Hugoton properties under or pursuant to the applicable Joint Operating Agreement between Linn and Berry dated of even date herewith, then LINN or its successor in interest will convey the Hugoton Field Offices to Berry (or such successor in interest) for $1 using a Special Warranty Deed in a form substantially similar to Exhibit G.

3.6
Assignment of Berry Related Assets. Without limiting the provisions set forth in Section 1.3 regarding the transfer or assignment of the Berry Permits, Section 3.2 regarding the assignment of the Berry Contracts, and Section 3.5 regarding the conveyance of the Berry Operating Property, prior to the end of the Transition Period, LINN shall transfer, assign, and convey or cause to be transferred, assigned, and conveyed to Berry all other Berry Related Assets that are held in the LINN Estate. Such transfers, assignments, and conveyances shall be in form reasonably satisfactory to the Parties.

3.7
Further Assurances. For a period of one year from the Effective Date, each of LINN and Berry shall (i) furnish upon request to the other Party such further information, (ii) execute, acknowledge and deliver to such other Party such other documents, and (iii) do such other acts and things, as such other Party may reasonably request for the purpose of carrying out the intent of this Agreement or the Berry Consensual Plan or the Linn Consensual Plan. In addition, LINN shall use commercially reasonable efforts to continue to assist Berry in connection with the resolution of claims against Berry and Linn Acquisition Company, LLC relating to the Chapter 11 Cases (as defined in the Berry Consensual Plan); provided, however, that LINN will not be required to provide such assistance after the Term of this Agreement absent mutual agreement of the Parties, including agreement as to the additional compensation to LINN for such assistance.

4.	Employment.

4.1
Access Period. During the period from the Effective Date until the date that is 15 days prior to the end of the Transition Period (the “Access Period”), LINN shall provide to Berry or its designated representatives reasonable access to any LINN employee on the Available Employee List attached as Schedule 6. At any time prior to the date that is 20 days prior to the end of the Accounting Period, LINN may designate additional employees to be made available to Berry, such designation to be made in writing, in which case such individuals will be treated as Berry-LINN Employees for the purpose of Section 4.2 but not Section 4.3.

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4.2
Employment Offers. All Berry Employees shall be extended offers of employment by Berry during the Transition Period in accordance with an offer process determined by Berry in consultation with LINN. In addition, either Party may extend employment offers to any of the Berry-LINN Employees during the period beginning on the date that is 15 days prior to the end of the Transition Period and ending on the date that is 15 days prior to the end of the Accounting Period (the “Offer Period”). Any employment offer will require acceptance of the same within ten days and will be effective on the first day following the end of the Transition Period (or, if appropriate for a Berry-Linn Employee, on the first day following the end of the Accounting Period). Each Party will share the responses to employment offers made under this Section 4.2 promptly upon receipt with the other Party; provided, however, that neither Party shall be required to disclose the terms of any offer except to the extent necessary to establish any severance fees or obligations under Section 4.3.

4.3
Severance Amounts. At the conclusion of the Offer Period, Berry shall provide a list of all Available Employees to whom Berry submitted an offer. For each Berry Employee (i) who is not made an offer of employment that would avoid a Qualifying Termination for such employee (as such term is defined in LINN’s Severance Plan, attached hereto as Schedule 7) and (ii) whose employment is terminated by LINN on or prior to the end of the Term, Berry will be charged 100 percent of any severance fees and obligations associated with such termination. For each Berry-LINN Employee (x) who is not made an offer of employment that would avoid a Qualifying Termination for such employee and (y) whose employment is terminated by LINN on or prior to the end of the Term, Berry will be charged 30 percent of any severance fees and obligations associated with such termination (the aggregate amount payable by Berry under this Section 4.3 is referred to herein as “Berry Severance Fees”). LINN shall retain responsibility for (A) 70 percent of any severance fees and obligations associated with the termination on or prior to the end of the Term of any Berry-LINN Employee, and (B) 100 percent of any severance fees and obligations associated with the termination of any LINN employee who is not an Available Employee or whose employment is not terminated on or before the end of the Term (even if such employee provides Services under this Agreement).

4.4
Non-Solicitation of Certain Employees. During the Transition Period, LINN shall not solicit any Berry Employee to remain as an employee of LINN or otherwise encourage or induce such Berry Employee not to accept employment with Berry; provided, however, that nothing in the foregoing will prohibit LINN from making such solicitation after the end of the Transition Period to any Berry Employee who did not accept Berry’s offer of employment under Section 4.2, subject to the following sentence. In addition to the immediately preceding sentence, and except as specifically described in Sections 4.1 and 4.2, for a period of two years from the Effective Date, neither LINN nor Berry or either of their respective Affiliates will, directly or indirectly, (i) solicit for employment, offer employment or employ any employee of the other Party or its respective Affiliates, (ii) otherwise divert or induce any such employee to terminate or materially alter his or her employment or contractual relationship with the other Party or its respective Affiliates, or (iii) agree to do any of the foregoing; provided, however, that neither Party shall be considered to have breached the provisions of this sentence solely because any such employee responds to a general advertisement or a Third Party search firm that has not directed its search specifically at such employees of the other Party or its respective Affiliates. Each Party shall be liable for the compliance of its Affiliates and its and their respective agents and representatives with the terms of this Section 4.4. Each Party acknowledges and agrees that if such Party violates (or threatens to violate) any of the terms of this Section 4.4, then the other Party will not have an adequate remedy at law and in such event such other Party shall have the right, in addition to all other rights available at law or in equity, to obtain injunctive relief to restrain any breach or threatened breach of the terms of this Section 4.4.

5.	Term and Termination; Service Fees; Monthly Settlement.

5.1	Term and Termination.

(A)
Term. This Agreement shall be effective as of the Effective Date, and shall continue in effect until the end of the Accounting Period, unless terminated earlier in accordance with this Section 5.1 (the “Term”). Except as otherwise provided herein, upon expiration of the Term or earlier termination of this Agreement, LINN shall no longer be responsible for the performance of the Services, and all rights and obligations under this Agreement shall cease except for (i) rights or obligations that are expressly stated to survive the expiration or termination of this Agreement, (ii) the provisions set forth in the last sentence of paragraph (B) of Section 2.3, in paragraph (A) of Section 3.1, in paragraph (D) of Section 3.5 in paragraph (E) of Section 3.5, in paragraph (D) of this Section 5.1, in Sections 3.7, 4.4, 5.2, 5.4 and 5.5, and in Articles 6, 8, and 9, which shall continue in accordance with their terms, and (iii) the last sentence in paragraph (E) of this Section 5.1, which will survive the expiration or termination of this Agreement indefinitely, and (iv) liabilities and obligations that have accrued prior to such expiration or termination, including the obligation to pay any amounts that have become due and payable prior to such expiration or termination.

(B)
Termination by Berry. Berry may, without cause and in accordance with the terms and conditions hereunder, (i) request the discontinuation of one or more portions of the Services, or (ii) request the discontinuation of all of the Services and terminate this Agreement prior to the expiration of the Term, in each case, by giving LINN not less than 15 days’ prior written notice; provided, however, that (a) the effective date of such termination must be the first or last day of a calendar month, (b) the discontinuation of less than all of the Services will require LINN’s consent (which consent shall not be unreasonable delayed or withheld), (c) Berry must have satisfied the condition precedent of paragraph (A) of Section 3.4 prior to terminating the Services described in Section 1.1 or all of the Services, and (d) Berry shall

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be liable to LINN for all fees and expenses accrued with respect to the provision of the discontinued Services as of the date of discontinuation, including any amounts that LINN remains obligated to pay under any contract entered into in accordance with this Agreement solely in order to provide the Services.

(C)
Termination for Material Breach. Either Party may terminate this Agreement if the other Party is in material breach of this Agreement and such other Party fails to cure such breach within five Business Days following receipt of written notice thereof from the non-breaching Party; provided, however, that (i) LINN may not terminate this Agreement and withdraw from providing the Services if such breach is not capable of being cured and Berry continues to pay the Service Fees, and (ii) subject to Berry using all reasonable efforts to obtain a qualified and financially responsible replacement for LINN reasonably acceptable to Berry and Berry’s continued payment of the Service Fees, LINN may not terminate this Agreement and withdraw from providing the Services until a qualified and financially responsible replacement for LINN reasonably acceptable to Berry has agreed to take over as LINN and assume responsibility for the Services under this Agreement on terms and conditions reasonably acceptable to Berry.

(D)
Obligations of LINN upon Termination. Without limiting the second sentence of paragraph (A) of this Section 5.1, upon termination of this Agreement, LINN shall assign, transfer, and deliver to Berry (or to such other Person as Berry shall direct) (i) title to all Berry Related Assets that are part of the LINN Estate (in accordance with the provisions of Sections 3.2, 3.5, and 3.6 and subject to Berry’s requirement to reimburse LINN for the same) and (ii) possession and control of all operations hereunder and all of the Berry Assets in the possession or control of LINN or any subcontractor of LINN, but only to the extent Berry has complied or does comply with the conditions precedent described in Section 3.4(A). Without limiting the foregoing, upon the effective date of termination, LINN shall assign and deliver to, and relinquish custody in favor of, Berry (or such other Person selected by Berry) all of Berry’s funds held or controlled by LINN, and all Suspense Funds, and all books, accounts, records and inventories relating to the Berry Assets, facilities and/or the operations hereunder.

(E)
Obligations of Berry upon Termination. Effective upon termination of this Agreement, Berry assumes and agrees to discharge when due any and all Liabilities attributable to or arising from the Berry Related Assets except as otherwise provided in this Agreement and except for any such Liabilities discharged or otherwise released pursuant to or in connection with the Berry Consensual Plan or the LINN Consensual Plan. Notwithstanding anything herein to the contrary, Berry hereby agrees to release and fully indemnify, defend, and hold harmless the LINN Indemnified Parties from each and every Claim related to such assumed Liabilities.

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5.2	Service Fees and Employee Expenses.

(A)
Reimbursement Expenses. Berry shall pay and reimburse LINN for any and all reasonable Third Party out-of-pocket costs and expenses without mark-up (including operating costs, capital expenditures, drilling and construction overhead charges, Third Party administrative overhead charges, joint interest billing, lease, lease operating, lease rental, bonus and shut-in payment, royalty, overriding royalty, net profits interest expenses, and records and data transfer expenses) and reasonable and necessary travel expenses actually incurred by LINN to the extent documented and incurred in connection with providing the Services during the Term (the “Reimbursement Expenses”); provided, however, that Reimbursement Expenses will not include Third Party contractors engaged by LINN after the Effective Date to provide portions of the Services where such portions of the Services were performed by LINN employees prior to the Effective Date unless expressly agreed to in writing by the Parties.

(B)
Management Fee. In addition to the foregoing Reimbursement Expenses, Berry shall pay to LINN $6,000,000 per month (prorated for partial months) during the Transition Period (the “Full Management Fee”) and $2,700,000 per month (prorated for partial months) during the Separation Period (the “Limited Management Fee” and together with the Full Management Fee, the “Management Fee”). The Management Fee, together with the Reimbursement Expenses, are referred to collectively herein as the “Service Fees.”

5.3	Cash Call.

(A)
Cash Calls. It is not the intent of this Agreement for LINN to advance any of its own funds. If there are lease operating expenses or capital expenditures that would otherwise be paid by LINN pursuant to this Agreement, LINN shall provide a written cash call (“Cash Call”) to Berry detailing the amount of such expenses, the proposed use thereof, and the date such funds are required, together with supporting documentation, for approval by Berry in advance of LINN incurring the same. Berry shall, within five Business Days of receipt of such Cash Call, render a decision to provide such amount to LINN for payment (in whole or in part) or to decline such payment (in which event LINN will be relieved of any obligation to conduct the associated activity). Berry reserves the right to approve any or all detail amounts included in any Cash Call.

(B)
Emergencies. Notwithstanding anything to the contrary in this Agreement, the Parties agree that in the event LINN reasonably believes there is an emergency involving actual or imminent loss of life, material damage to any of the Berry Assets or the environment, or substantial and immediate financial loss, LINN shall advance its own funds for any expense or expenditure that LINN determines is necessary under the circumstances as a reasonable and prudent operator to address such emergency (but only to the extent necessary to stabilize the situation and alleviate the imminent threat) without the need to make a Cash Call. If LINN takes any action pursuant to the immediately preceding sentence, then LINN shall promptly (but within any event within 48 hours) notify Berry of the taking of such action and deliver an invoice to Berry reflecting (i) the expenditures already incurred by LINN to address such emergency and (ii) LINN’s reasonable projection of expenditures to be incurred by LINN over the subsequent seven days to further address such emergency, and Berry shall promptly (and in no event later than 48 hours following receipt of such notice) reimburse and advance to LINN all such expenditures set forth such invoice.

5.4
Monthly Settlement Statement. On the date any amounts are to be transferred pursuant to Section 5.5, LINN shall submit to Berry a “Monthly Settlement Statement” prepared substantially in the form of Exhibit C, calculating the Current Month Settlement, to the extent any such amount has not previously been accounted for in a prior Current Month Settlement or under this Agreement or otherwise accounted for prior to the Effective Date between the Parties. The “Current Month Settlement” shall be calculated (without duplication) as follows in this Section 5.4:

(i)
the net revenue interest share of all revenues (less severance and production taxes allocable to Berry under this Agreement and paid by or on behalf of LINN) attributable to the sale of production from the Berry Properties and received by LINN;

(ii)
less the working interest share of all direct operating expenses incurred by LINN for Berry’s account (exclusive of any expenses prepaid by Berry) (with respect to the Non-Operated Berry Properties, such direct operating expenses shall include overhead charges based on the applicable COPAS accounting procedures);

(iii)	plus COPAS and administrative overhead credits received by LINN from other owners for the Operated Berry Properties (excluding Berry) for operations subsequent to the Effective Date;

(iv)	less the working interest share of all capital expenditures incurred by LINN for Berry’s account related to the Berry Properties for operations;

(v)	less the working interest share of all bonuses, lease rentals, shut-in payments, and other charges paid by LINN on behalf of Berry;

(vi)	less the Reimbursement Expenses as stipulated in paragraph (A) of Section 5.2;

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(vii)	less the Management Fee as stipulated in paragraph (B) of Section 5.2;

(viii)	less any amounts due under Section 5.2 that remain unpaid;

(ix)	less the Operating Property Amount due under Section 3.5;

(x)	less any Berry Severance Fees due under Section 4.3; and

(xi)	plus or less, as applicable, such other amounts as may be agreed to by the Parties.
Other than the Reimbursement Expenses, Management Fee and any Berry Severance Fees, Berry shall not be charged hereunder for any internal overhead, COPAS, non-billable charges of LINN allocated by LINN to any of the Berry Properties, or COPAS overhead charges attributable to the Operated Berry Properties.

5.5
Transfer of Cash. On the 15th day of each calendar month during the Term and for the three calendar months following the end of the Term, (i) if the Current Month Settlement is a positive number, then LINN shall pay to Berry via wire transfer into a Berry-owned account the Current Month Settlement and (ii) if the Current Month Settlement is a negative number, then Berry shall pay to LINN via wire transfer from a Berry-owned account into a LINN owned account the Current Month Settlement.

5.6
Third Party Joint Interest Billings. During the Accounting Period, LINN shall provide to Berry monthly aged accounts receivable reports detailing any uncollected joint interest billings issued to Third Parties for operations conducted on the Operated Berry Properties not otherwise accounted for prior to the Effective Date between the Parties. LINN shall use commercially reasonable efforts to collect all joint interest billings so billed. At the end of the Accounting Period, Berry shall reimburse LINN for the then outstanding amount of joint billings attributable to operations on the Operated Berry Properties not otherwise accounted for prior to the Effective Date by the Parties (the “Transition JIB Balance”). After Berry reimburses LINN, Berry shall have the right to retain all amounts it collects relative to the Transition JIB Balance, and LINN shall promptly remit to Berry any amounts received relative to the Transition JIB Balance. For the avoidance of doubt nothing in this Section 5.6 is intended to, or does, require Berry to reimburse LINN for joint interest billings for which (i) LINN did not perform the associated operations or (ii) Berry has already reimbursed LINN.

5.7
No Duplication of Payments to LINN. Notwithstanding anything contained herein to the contrary, in no event shall there be a duplication of payments to LINN under this Agreement for any matters, charges or costs of any kind which are covered by, or related to, Reimbursement Expenses, the Management Fee, and/or Cash Calls.

5.8
Final Settlement. On or before 60 days after the end of the Accounting Period, LINN will prepare and deliver to Berry a settlement statement setting forth the cumulative amounts charged and credited under Section 5.4, the cumulative cash transfers under Section 5.5, and any other accounting transfer that is required to be made under this Agreement, including but not limited to the transfer of Suspense Funds (the “Final Settlement Statement”). As soon as reasonably practicable but not later than the 30th day following receipt of Berry’s statement hereunder, Berry shall deliver to LINN a written report containing any changes that Berry proposes be made to such statement, if any. LINN may deliver a written report to Berry during this same period reflecting any changes that LINN proposes to be made to such statement as a result of additional information received after the statement was prepared. The Parties shall undertake to agree on the Final Settlement Statement no later than 120 days after the end of the Accounting Period. If the Parties are unable to reach an agreement at such time, then either Party may submit the remaining matters in dispute to an Independent Expert for resolution pursuant to Section 8.3. Within ten days after the earlier of (a) the expiration of Berry’s 60-day review period without delivery of any written report or (b) the date on which the Parties finally agree on the Final Settlement Statement or the Independent Expert resolves the disputed matters, as applicable, (x) if the net amount of all entries in the Final Settlement Statement shows a balance owed to Berry, then LINN shall pay to Berry via wire transfer into a Berry-owned account such net amount due and (ii) if the net amount of all entries in the Final Settlement Statement shows a balance owed to LINN, then Berry shall pay to LINN via wire transfer into a LINN-owned account such net amount due.

6.	Indemnification; Limitation and Exclusion of Damages.

6.1	Indemnity and Release by Berry.

(A)
Subject to Section 6.3 and Section 6.4, and the proviso to the last sentence of this Section 6.1(A), LINN shall have no liability to Berry for, and Berry hereby releases, and shall indemnify, defend, and hold harmless, the LINN Indemnified Parties from, each and every Claim attributable to, or arising out of, any act or omission by LINN involving or related to the Services (or Berry’s use thereof), including, but not limited to, LINN’s failure to pay or to collect sums due, erroneous or improper payment, late payment, preparation of erroneous payment statement, administration of the Suspense Funds (including any escheatment obligations related thereto), or any other such cause, EVEN IF SUCH CLAIMS ARISE OUT OF THE NEGLIGENCE, STRICT LIABILITY, OR OTHER FAULT OF LINN OR THE LINN INDEMNIFIED PARTIES, except for any such Claim that may result from (and only to the extent it results from) LINN’s gross negligence or willful misconduct. The foregoing release and indemnity shall expressly survive any expiration or termination of this Agreement and shall apply notwithstanding anything to the

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contrary contained in this Agreement (including under this Article 6); provided, however, that Berry shall have no indemnity or defense obligations to the LINN Indemnified Parties (and shall not be deemed to have released the LINN Indemnified Parties) with respect to any Claim for which LINN is required to indemnify or defend the Berry Indemnified Parties pursuant to Section 6.2.

(B)
BERRY SPECIFICALLY AGREES TO FULLY DEFEND, INDEMNIFY AND HOLD HARMLESS ANY LINN INDEMNIFIED PARTY REGARDING ANY CLAIMS ARISING FROM, OR IN CONNECTION WITH, BERRY’S OR ITS SUBCONTRACTORS’ EMPLOYEES’ ACTIVITIES ON OPERATED BERRY PROPERTIES OR LINN-OWNED PROPERTY, INCLUDING, BUT NOT LIMITED TO, ALL CLAIMS FOR BODILY INJURY, PERSONAL INJURY, ILLNESS, OR DEATH BROUGHT BY BERRY’S OR BERRY’S SUBCONTRACTOR’S EMPLOYEES AGAINST ANY LINN INDEMNIFIED PARTY, SOLELY TO THE EXTENT SUCH CLAIM RESULTS FROM OR IS ATTRIBUTABLE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY OF BERRY’S OR ITS SUBCONTRACTORS’ EMPLOYEES, EXCEPT FOR ANY SUCH CLAIM THAT MAY ARISE OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY LINN INDEMNIFIED PARTY. THIS PROVISION CONTROLS OVER ANY CONFLICTING PROVISION IN THIS AGREEMENT.

6.2	Indemnity by LINN.

(A)
Subject to Section 6.3 and Section 6.4, LINN shall indemnify, defend, and hold harmless Berry and its Affiliates, and their respective directors, officers, employees, agents, managers, shareholders and representatives (together with Berry, the “Berry Indemnified Parties”) from and against any and all Claims suffered by the Berry Indemnified Parties as a result of, caused by, or arising out of (i) any breach of any covenant of LINN under this Agreement, or (ii) the sole, joint or concurrent negligence, gross negligence or willful misconduct of LINN or its Affiliate in its performance or failure to perform under this Agreement; PROVIDED, HOWEVER, THAT LINN SHALL HAVE NO OBLIGATION TO INDEMNIFY THE BERRY INDEMNIFIED PARTIES UNDER THIS SECTION 6.2(A) WITH RESPECT TO ANY CLAIM ATTRIBUTABLE TO LINN’S PERFORMANCE OF ITS OBLIGATIONS UNDER SECTION 1.1 AND SECTION 1.10 UNLESS SUCH CLAIM IS A RESULT OF, IS CAUSED BY, OR ARISES OUT OF LINN’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

(B)
LINN SPECIFICALLY AGREES TO FULLY DEFEND, INDEMNIFY AND HOLD HARMLESS ANY BERRY INDEMNIFIED PARTY REGARDING ANY CLAIMS ARISING FROM, OR IN CONNECTION WITH, LINN’S OR ITS SUBCONTRACTOR’S EMPLOYEES’ ACTIVITIES RELATED TO THE BERRY ASSETS, INCLUDING, BUT NOT LIMITED TO, ALL CLAIMS FOR BODILY INJURY, PERSONAL INJURY, ILLNESS, OR DEATH BROUGHT BY LINN’S OR ITS SUBCONTRACTOR’S EMPLOYEES AGAINST ANY BERRY INDEMNIFIED PARTY, EXCEPT FOR ANY SUCH CLAIM THAT MAY ARISE OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY BERRY INDEMNIFIED PARTY REGARDLESS OF WHETHER SUCH INJURY OR DEATH IS OR IS ALLEGED TO BE CAUSED BY THE SOLE, PARTIAL OR CONCURRENT NEGLIGENCE OR STRICT LIABILITY OF SUCH BERRY INDEMNIFIED PARTY. THIS PROVISION CONTROLS OVER ANY CONFLICTING PROVISION IN THIS AGREEMENT.

6.3
Limitation of Liability. The total and cumulative liability of LINN arising out of, relating to, or in connection with, any performance or lack of performance of the Services, including for indemnification obligations and damages pursuant to this Article 6 (whether a claim therefor is based on warranty, contract, tort (including negligence or strict liability), statute, or otherwise) shall not exceed the aggregate Service Fees paid to LINN by Berry under this Agreement; provided, however, that this Section 6.3 shall not apply to any liability of LINN arising out of, relating to, or in connection with LINN’s gross negligence or willful misconduct.

6.4
Exclusion of Certain Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH, ANY PERFORMANCE OR LACK OF PERFORMANCE UNDER THIS AGREEMENT FOR INCIDENTAL, INDIRECT, PUNITIVE, EXEMPLARY, CONSEQUENTIAL, OR SPECIAL DAMAGES (INCLUDING DAMAGES FOR LOST PROFITS, LOSS OF USE, LOST REVENUE, LOST SAVINGS, LOSS OF DATA, OR LOSS BY REASON OF COST OF CAPITAL), EVEN IF SUCH DAMAGES WERE FORESEEABLE OR THE PARTY SOUGHT TO BE HELD LIABLE WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND REGARDLESS OF WHETHER A CLAIM THEREFOR IS BASED ON CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY), OR ANY OTHER LEGAL OR EQUITABLE PRINCIPLE, SAVE AND EXCEPT ANY SUCH DAMAGES PAYABLE WITH RESPECT TO THIRD PARTY CLAIMS. NOTWITHSTANDING ANYTHING IN THIS SECTION 6.4 TO THE CONTRARY, NEITHER PARTY’S RECOVERY FOR LOST PROFITS, LOSS OF USE, LOST REVENUE, LOST SAVINGS, LOSS OF DATA, OR LOSS BY REASON OF COST OF CAPITAL SHALL BE LIMITED TO THE EXTENT CONSTITUTING DIRECT DAMAGES. EACH PARTY AGREES AND ACKNOWLEDGES THAT THE RISK ALLOCATION AND LIMITATIONS OF LIABILITY SET FORTH IN THIS AGREEMENT ARE FUNDAMENTAL TO EACH PARTY’S BENEFIT OF THE BARGAIN UNDER THIS AGREEMENT. NEITHER PARTY SHALL ALLEGE THAT ANY REMEDY OR ANY PROVISION OF THIS AGREEMENT FAILS OF ITS ESSENTIAL

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PURPOSE AND THE LIMITATIONS IN THIS ARTICLE 6 WILL APPLY NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY IN THIS AGREEMENT.

7.
Insurance. In support of its indemnity obligations under this Agreement, but as a separate and independent obligation, Berry shall obtain and maintain in force throughout the Term insurance coverage from insurance providers with A.M. Best ratings of A-, VII or better, in the amounts and types as further described on Exhibit D. All deductibles shall be for the account of Berry and to the extent of the indemnities and liabilities contractually assumed by Berry under this Agreement, Berry shall cause the LINN Indemnified Parties to be added as insureds with respect to all insurance policies (excluding Worker’s Compensation and Employer’s Liability). Berry shall further cause its insurers to waive, and Berry hereby does waive, any rights of subrogation or recovery against any LINN Indemnified Parties; all such insurance required of Berry hereunder shall be primary coverage to any insurance maintained by any LINN Indemnified Parties. Berry, upon LINN’s request, shall provide certificates evidencing the insurance coverages required under this Agreement. The obligations of Berry, with respect to the maintenance of insurance under this Agreement, are in support of, but separate and apart from, Berry’s indemnification obligations under this Agreement. To the extent applicable, for the purposes of Title 6, Chapter 127 of the Texas Civil Practice and Remedies Code, commonly known as the Texas Oilfield Anti-Indemnity Act, the indemnity and insurance provisions of this Agreement applicable to property damage and the indemnity and insurance provisions applicable to personal injury, bodily injury, and death shall be deemed separate for interpretation, enforcement, and other purposes. The Parties agree that in order to be in compliance with the Texas Oilfield Anti-Indemnity Act regarding mutually assumed indemnification for the other Party’s sole or concurrent negligence, each Party shall carry supporting insurance in equal amounts of the types and in the minimum amounts as specified in the insurance requirements hereunder. All indemnities in this Agreement shall only be effective to the maximum extent permitted by Applicable Law. The Parties hereby incorporate Title 6, Chapter 127 of the Texas Civil Practice and Remedies Code as part of this Agreement and agree to the limits of that statute. If LINN does not carry insurance in the minimum amounts as specified in the insurance requirements in regard to mutual indemnity obligations, then it is agreed that LINN has approved self-insurance as stated in the Texas Oilfield Anti-Indemnity Act and the mutual indemnification amount shall be the maximum amount carried by LINN.

8.	Arbitration.

8.1
General. Any and all claims, disputes, controversies or other matters in question arising out of or relating to an audit dispute under Section 2.8, a disagreement on the list of Berry Operating Property under paragraph (B) of Section 3.5, calculation of the Monthly Settlement Statement under Section 5.4, or calculation of the Final Settlement Statement under Section 5.8, or any amounts therein or revisions thereto (all of which are referred to herein as “Disputes,” which term shall not include any other claims, disputes, controversies or other matters in question arising under this Agreement) shall be resolved in the manner prescribed by this Article 8.

8.2
Senior Management. If a Dispute occurs that the senior representatives of the Parties responsible for this Agreement have been unable to settle or agree upon within a period of 15 days after such Dispute arose, then each Party shall nominate and commit one of its senior officers to meet at a mutually agreed time and place not later than 30 days after such Dispute arose to attempt to resolve same. If such senior management have been unable to resolve such Dispute within a period of 15 days after such meeting, or if such meeting has not occurred within 45 days after such Dispute arose, then either Party to such Dispute shall have the right, by written notice to the other Party to such Dispute, to resolve such Dispute through the relevant Independent Expert pursuant to Section 8.3.

8.3	Dispute Resolution by Independent Expert.

(A)
Each Party shall have the right to submit each Dispute to an independent expert appointed in accordance with this Section 8.3 (each, an “Independent Expert”), who shall serve as sole arbitrator. The Independent Expert shall be appointed by mutual agreement of the Parties from among candidates with experience and expertise in the area that is the subject of such Dispute, and failing such agreement, such Independent Expert for such Dispute shall be selected in accordance with the rules of the Commercial Arbitration Rules and Mediation Procedures (the “Rules”) of the AAA.

(B)
Each Dispute to be resolved by an Independent Expert shall be resolved in accordance with mutually agreed procedures and rules, including with regard to written discovery, depositions, summary judgment motions, prehearing procedures, and date, time, location and length of the hearing, and failing such agreement, in accordance with the Rules to the extent such Rules do not conflict with the provisions of this Agreement. The Independent Expert shall be instructed by the Parties to resolve such Dispute as soon as reasonably practicable in light of the circumstances, but in no case later than 30 days after conclusion of the arbitration hearing. The Independent Expert shall support the decision and award with a reasoned, written opinion. The decision and award of the Independent Expert shall be binding upon the Parties as an award under the Federal Arbitration Act and final and non-appealable to the maximum extent permitted by Applicable Law, and judgment thereon may be entered in a court of competent jurisdiction and enforced by any Party as a final judgment of such court.

(C)	The charges and expenses of the arbitrator shall be shared one-half by Berry and one-half by LINN.

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8.4
Limitation on Arbitration. ALL OTHER DISAGREEMENTS, DIFFERENCES, OR DISPUTES ARISING BETWEEN THE PARTIES UNDER THE TERMS OF THIS AGREEMENT (AND NOT COVERED BY THE DEFINITION OF “DISPUTES” SET FORTH IN SECTION 8.1) SHALL NOT BE SUBJECT TO ARBITRATION AND SHALL BE DETERMINED BY THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS UNLESS THE PARTIES OTHERWISE MUTUALLY AGREE.

9.	Miscellaneous.

9.1
Successors and Assigns. This Agreement shall inure to the benefit of, and shall be binding upon, the Parties and their respective successors and assigns; provided, however, that this Agreement and all rights and obligations hereunder cannot be assigned by either Party (by operation of law or otherwise) without the prior written consent of the other Party, such consent to be at such other Parties’ sole discretion.

9.2
Entire Agreement. Except for and without limiting either Party’s rights under the Berry Consensual Plan, this Agreement constitutes the entire agreement and understanding between the Parties with respect to the subject matter of this Agreement (including the Services). Notwithstanding the foregoing, in the event of a conflict between the provisions of this Agreement and the Berry Consensual Plan, the terms of the Berry Consensual Plan shall prevail. For the avoidance of doubt, the Agency Agreement and Power of Attorney dated March 5, 2014, executed by Berry and LOI has been terminated and is of no further force or effect.

9.3	Amendment. This Agreement may be amended or modified only by written instrument executed by the authorized representatives of LINN and Berry, respectively.

9.4
Choice of Law. The provisions of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, without regard to the conflicts of laws principles thereof. Subject to Article 8, each Party hereby irrevocably and unconditionally submits to the exclusive jurisdiction of the United States Bankruptcy Court for the Southern District of Texas over any suit, action, or proceeding arising out of or relating to this Agreement.

9.5
No Recourse. All Claims that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement, may be made only against the Persons that are expressly identified as Parties (i.e., LINN or Berry). No Person who is not a named party to this Agreement, including any past, present or future direct or indirect director, officer, employee, incorporator, member, manager, partner, equity holder, Affiliate, agent, attorney or representative of any named Party to this Agreement (“Non-Party Affiliates”), shall have any liability (whether in contract or in tort or otherwise, or based upon any theory that seeks to impose liability of an entity party against its owners or Affiliates) for any obligations or liabilities arising under, in connection with or related to this Agreement or for any claim based on, in respect of, or by reason of this Agreement or its negotiation or execution, and each Party waives and releases all such liabilities, claims and obligations against any such Non-Party Affiliates. Non-Party Affiliates are expressly intended as third-party beneficiaries of this provision of this Agreement.

9.6
Unenforceable Provisions. Any provision in this Agreement that might otherwise be invalid or unenforceable because of the contravention of any Applicable Law shall be deemed to be amended to the extent necessary to remove the cause of such invalidation or unenforceability, and such provision, as amended, shall remain in full force and effect.

9.7
No Set-Off. Except as mutually agreed to in writing by LINN and Berry, neither Party shall have any right of set-off or other similar rights with respect to (i) any amounts received pursuant to this Agreement or (ii) any other amounts claimed to be owed to the other Party arising out of this Agreement or any other agreement between the Parties.

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9.8	Notices.

(A)
All notices, consents, waivers and other communications under this Agreement must be in writing and shall be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by email (with read receipt requested, with the receiving Party being obligated to respond affirmatively to any read receipt requests delivered by the other Party), (c) received by the addressee, if sent by a delivery service (prepaid, receipt requested) or (d) received by the addressee, if sent by registered or certified mail (postage prepaid, return receipt requested), in each case to the appropriate addresses and representatives (if applicable) set forth below, except as provided in paragraph (B) of this Section 9.8, (or to such other addresses and representatives as a Party may designate by notice to the other Party):

(i)	If to LINN, then to:
Linn Operating, Inc.
600 Travis Street
Houston, Texas 77002
Attn: Arden Walker
Phone: [(281) 840-4000
E-mail: awalker@linnenergy.com
with copies (which shall not constitute notice) to:
Linn Operating, Inc.
600 Travis Street
Houston, Texas 77002
Attn: General Counsel
Phone: (281) 840-4000
E-mail: cwells@linnenergy.com
Kirkland & Ellis LLP
600 Travis Street, Suite 3300
Houston, Texas 77002
Attn:    Anthony Speier, P.C.; David M. Castro, Jr.
Phone: (713) 835-3607; (713) 835-3609
E-mail: anthony.speier@kirkland.com
david.castro@kirkland.com

(ii)	If to Berry:
Berry Petroleum Company, LLC
5201 Truxtun Avenue, Suite 100
Bakersfield, California 93309
Attn: Arthur T. Smith, Chief Executive Officer
Phone: (214) 384-3966
E-mail: tsmith@bry.com
with a copy (which shall not constitute notice) to:
Norton Rose Fulbright US LLP
1301 McKinney, Suite 5100
Houston, Texas 77010-3095
Attn: John G. Mauel, Partner
Phone: (713) 651-5173
E-mail: john.mauel@nortonrosefulbright.com

(B)	Any notice required under Article 1 shall be delivered in the manner described by paragraph (A) of this Section 9.8 when delivered to:

(i)	If to LINN, then to:
Linn Operating, Inc.
600 Travis Street
Houston, Texas 77002
Attn: Jamin McNeil
Phone: 281-840-4000
E-mail: 281-840-4000

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with copies (which shall not constitute notice) to:
Linn Operating, Inc.
600 Travis Street
Houston, Texas 77002
Attn: General Counsel
Phone: (281) 840-4000
E-mail: cwells@linnenergy.com

(ii)	If to Berry:
Berry Petroleum Company, LLC
5201 Truxtun Avenue, Suite 100
Bakersfield, California 93309
Attn: Arthur T. Smith, Chief Executive Officer
Phone: (214) 384-3966
E-mail: tsmith@bry.com

with a copy (which shall not constitute notice) to:
Norton Rose Fulbright US LLP
1301 McKinney, Suite 5100
Houston, Texas 77010-3095
Attn: John G. Mauel, Partner
Phone: (713) 651-5173
E-mail: john.mauel@nortonrosefulbright.com

9.9
Independent Contractor. LINN shall act solely as independent contractors, and nothing herein shall at any time be construed to create the relationship of employer and employee, partnership, principal and agent, broker or finder, or joint venturers as between Berry and LINN. Except as expressly provided herein, neither Party shall have any right or authority, and shall not attempt to enter into any contract, commitment, or agreement or to incur any debt or liability of any nature, in the name of or on behalf of the other Party.

9.10
No Third Party Beneficiaries. Except as expressly provided herein, nothing in this Agreement shall entitle any Person other than the Parties, the LINN Indemnified Parties, and the Berry Indemnified Parties, or their respective successors and assigns, to any claim, cause of action, remedy, or right of any kind under this Agreement.

9.11
Execution in Counterparts. This Agreement may be executed simultaneously in two or more counterparts (including by means of facsimile or email of a portable document format (pdf) of the signature pages), each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

9.12
No Strict Construction. Berry and LINN participated jointly in the negotiation and drafting of this Agreement, and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by Berry and LINN, and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any provision of this Agreement. Without limitation as to the foregoing, no rule of strict construction construing ambiguities against the draftsperson shall be applied against either Party with respect to this Agreement.

9.13
Force Majeure. Continued performance of a portion of the Services may be suspended immediately to the extent such performance is prevented by any event or condition beyond the reasonable control of LINN, including acts of God, fire, labor strike or trade disturbance, war, terrorism, civil commotion, inability to procure labor, unavailability of equipment, compliance in good faith with any Applicable Law (whether or not it later proves to be invalid), or any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of LINN (a “Force Majeure Event”). Upon the occurrence of a Force Majeure Event, LINN shall (i) use all reasonable efforts to mitigate the effect of such Force Majeure Event, (ii) give notice to Berry of the occurrence of the Force Majeure Event giving rise to the suspension and of its nature and anticipated duration, and (iii) during such Force Majeure Event, shall keep Berry reasonably advised of its efforts to overcome such Force Majeure Event.

9.14	Interpretation. Unless otherwise expressly provided in this Agreement, for purposes of this Agreement, the following rules of interpretation shall apply:

(i)
Calculation of Time Period. When calculating the period of time before which, within which, or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded, and if the last day of such period is a day other than a Business Day, then the period in question shall end on the next succeeding Business Day;

(ii)	Dollars. Any reference in this Agreement to $ means United States dollars;

19

(iii)
Exhibits and Schedules. All Exhibits and Schedules attached or annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein, and any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall be defined as set forth in this Agreement;

(iv)	Gender and Number. Any reference in this Agreement to gender includes all genders, and words imparting the singular number only include the plural and vice versa;

(v)
Headings. The division of this Agreement into Articles, Sections, and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in the construction or interpretation of this Agreement, and all references in this Agreement to any “Section” or “Article” are to the corresponding Section or Article of this Agreement unless otherwise specified;

(vi)	Herein. Words such as “herein,” “hereof,” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear, unless the context otherwise requires;

(vii)
Including. The word “including” or any variation thereof means “including, without limitation,” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it; and

(viii)
Statute. Unless otherwise specified, references to a statute means such statute as amended from time to time and includes any successor legislation thereto and any rules or regulations promulgated thereunder.

9.15
Specific Performance. The Parties agree that irreparable damage would occur if any provision of this Agreement is not performed in accordance with the terms hereof, including if LINN fails to perform the Services or to take any other action required of it hereunder, and that the Parties shall be entitled to an injunction or injunctions without proof of damages or posting a bond or other security to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled under Applicable Law or in equity. Unless otherwise expressly stated in this Agreement, no right or remedy described or provided in this Agreement is intended to be exclusive or to preclude a Party from pursuing other rights and remedies to the extent available under this Agreement, under Applicable Law or in equity. The right of specific performance and other equitable relief is an integral part of the transactions contemplated by this Agreement and without that right, neither LINN nor Berry would have entered into this Agreement.

9.16
Confidentiality. The terms of this Agreement and any information obtained pursuant to this Agreement shall be kept confidential by the Parties, except (i) disclosure of matters that become a matter of public record as a result of the bankruptcy case referenced in the Recitals and the filings related thereto, (ii) to the extent required by Applicable Law, (iii) to the extent that this Agreement is the subject of an action for enforcement of its terms or for the breach thereof, or (iv) to the extent that disclosure of this Agreement is required by a court of law. In the event that disclosure as described in the preceding clause (iv) is sought, the Party from whom it is sought shall immediately notify the other Party, and shall diligently pursue protection of the confidentiality of the information sought to be disclosed through objections to disclosure, motions for protective orders and other protections provided by rule of Applicable Law.

9.17
Joint and Several Liability. Each of LOI, LM, Linn Energy, LC, LEF, LEH, LE&PM, LEM, LME, MC-I, MC-II, MCH-I and MCH-II shall be collectively responsible for, and shall have joint and several liability under this Agreement with respect to, the obligations of LINN under this Agreement.

9.18
Expenses. Other than as expressly set forth in this Agreement, the Parties shall bear their own respective expenses (including all compensation and expenses of counsel, financial advisors, consultants, actuaries and independent accountants) incurred in connection with this Agreement and the transactions contemplated hereby.

[Signature Page Follows]

20

IN WITNESS WHEREOF, the undersigned representatives of each of the Parties has executed this Agreement on the date first above written to be effective for all purposes as of the Effective Date.

Berry:
BERRY PETROLEUM COMPANY, LLC

By:	/s/ Arthur T. Smith
Name:	Arthur T. Smith
Title:	Chief Executive Officer

LINN:
LINN OPERATING, INC.

[REVIEWED LEGAL]
By:	/s/ Arden L. Walker, Jr.
Name:	Arden L. Walker, Jr.
Title:	Executive Vice President and Chief Operating Officer

LINN MIDSTREAM, LLC

[REVIEWED LEGAL]
By:	/s/ Arden L. Walker, Jr.
Name:	Arden L. Walker, Jr.
Title:	Executive Vice President and Chief Operating Officer

LINN ENERGY, LLC

[REVIEWED LEGAL]
By:	/s/ Arden L. Walker, Jr.
Name:	Arden L. Walker, Jr.
Title:	Executive Vice President and Chief Operating Officer

LINNCO, LLC

[REVIEWED LEGAL]
By:	/s/ Arden L. Walker, Jr.
Name:	Arden L. Walker, Jr.
Title:	Executive Vice President and Chief Operating Officer

21

LINN ENERGY FINANCE CORP.

[REVIEWED LEGAL]
By:	/s/ Arden L. Walker, Jr.
Name:	Arden L. Walker, Jr.
Title:	Executive Vice President and Chief Operating Officer

LINN EXPLORATION & PRODUCTION MICHIGAN LLC

[REVIEWED LEGAL]
By:	/s/ Arden L. Walker, Jr.
Name:	Arden L. Walker, Jr.
Title:	Executive Vice President and Chief Operating Officer

LINN EXPLORATION MIDCONTINENT, LLC

[REVIEWED LEGAL]
By:	/s/ Arden L. Walker, Jr.
Name:	Arden L. Walker, Jr.
Title:	Executive Vice President and Chief Operating Officer

LINN MIDWEST ENERGY LLC

[REVIEWED LEGAL]
By:	/s/ Arden L. Walker, Jr.
Name:	Arden L. Walker, Jr.
Title:	Executive Vice President and Chief
Operating Officer

MID-CONTINENT I, LLC

[REVIEWED LEGAL]
By:	/s/ Arden L. Walker, Jr.
Name:	Arden L. Walker, Jr.
Title:	Executive Vice President and Chief Operating Officer

22

MID-CONTINENT II, LLC

[REVIEWED LEGAL]
By:	/s/ Arden L. Walker, Jr.
Name:	Arden L. Walker, Jr.
Title:	Executive Vice President and Chief Operating Officer

MID-CONTINENT HOLDINGS I, LLC

[REVIEWED LEGAL]
By:	/s/ Arden L. Walker, Jr.
Name:	Arden L. Walker, Jr.
Title:	Executive Vice President and Chief Operating Officer

MID-CONTINENT HOLDINGS II, LLC

[REVIEWED LEGAL]
By:	/s/ Arden L. Walker, Jr.
Name:	Arden L. Walker, Jr.
Title:	Executive Vice President and Chief Operating Officer

LINN ENERGY HOLDINGS, LLC

[REVIEWED LEGAL]
By:	/s/ Arden L. Walker, Jr.
Name:	Arden L. Walker, Jr.
Title:	Executive Vice President and Chief Operating Officer

23

Exhibit A
DEFINITIONS
“AAA” means the American Arbitration Association.
“Access Period” shall have the meaning ascribed to it in Section 4.1.
“Accounting Period” means the Transition Period (as the same may be extended pursuant to Section 2.9) through the date that is the last day of the second full calendar month thereafter.
“AFE” shall have the meaning ascribed to it in Section 1.2.
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly (through one or more intermediaries) Controls, is Controlled by, or is under common Control with, such specified Person.
“Agreement” shall have the meaning ascribed to it in the Preamble.
“Applicable Law” means any applicable principle of common law, statute, law, rule, regulation, ordinance, order, code, ruling, writ, injunction, decree or other official act of or by any Governmental Authority.
“Assigned Operating Contract” shall have the meaning ascribed to it in paragraph (C) of Section 3.2.
“Available Employee” means any employee listed on Schedule 6.
“Berry” shall have the meaning ascribed to it in the Preamble.
“Berry Assets” shall have the meaning ascribed to it in paragraph (B) of Section 3.1.
“Berry Consensual Plan” shall have the meaning ascribed to it in the Recitals.
“Berry Contracts” shall have the meaning ascribed to it in clause (v) of paragraph (C) of Section 3.1.
“Berry Employee” means any employee designated as a “Berry Employee” on Schedule 6.
“Berry Equipment” shall have the meaning ascribed to it in clause (ii) of paragraph (C) of Section 3.1.
“Berry Estate” shall have the meaning given to the term “Berry Debtors’ Estate” in the LINN Consensual Plan.

“Berry Facilities” shall have the meaning ascribed to it in clause (iv) of paragraph (B) of Section 3.1.
“Berry G&G Data” shall have the meaning ascribed to it in clause (vi) of paragraph (C) of Section 3.1.
“Berry Indemnified Parties” shall have the meaning ascribed to it in paragraph (A) of Section 6.2.
“Berry Leasehold and Mineral Interests” shall have the meaning ascribed to it in clause (i) of paragraph (B) of Section 3.1.
“Berry-LINN Employee” means any employee designated as a “Berry-LINN Employee” on Schedule 6.
“Berry Operating Contracts” shall have the meaning ascribed to it in paragraph (A) of Section 3.2.
“Berry Operating Equipment” shall have the meaning ascribed to it in paragraph (A) of Section 3.5.
“Berry Operating Property” shall have the meaning ascribed to it in paragraph (A) of Section 3.5.
“Berry Operating Yard Equipment” shall have the meaning ascribed to it in paragraph (A) of Section 3.5.
“Berry Permits” shall have the meaning ascribed to it in clause (iv) of paragraph (C) of Section 3.1.
“Berry Properties” shall have the meaning ascribed to it in clause (ii) of paragraph (B) of Section 3.1.

Exhibit A, Page 1

“Berry Receivables” means all expenditures incurred by Berry (or LINN or its Affiliate on behalf of Berry) in connection with the ownership, operation and maintenance of the Berry Properties (including rentals, overhead, royalties, Lease option and extension payments, Taxes and other charges and expenses billed under applicable operating agreements or governmental statute(s)) and billed by Berry (or LINN or its Affiliate on behalf of Berry) to Third Party working interest owners, which remain outstanding and owed to Berry (or LINN or its Affiliate on behalf of Berry);
“Berry Records” shall have the meaning ascribed to it in clause (ix) of paragraph C of Section 3.1.
“Berry Related Assets shall have the meaning ascribed to it in paragraph C of Section 3.1.
“Berry Severance Fees” shall have the meaning ascribed to it in Section 4.3.

“Berry Shared Contracts” shall have the meaning ascribed to it in paragraph (A) of Section 3.2.
“Berry Software” shall have the meaning ascribed to it in clause (xii) of paragraph (C) of Section 3.1.
“Berry Statement of Assets and Liabilities” shall have the meaning ascribed to it in the Recitals.
“Berry Wells” shall have the meaning ascribed to it in clause (ii) of paragraph (B) of Section 3.1.
“Business Day” means any day, other than Saturday or Sunday, on which commercial banks are open for commercial business with the public in the state(s) in which the Berry Assets are located and Houston, Texas.
“Cash Call” shall have the meaning ascribed to it in paragraph (A) of Section 5.3.
“Change of Operator Forms” shall have the meaning ascribed to it in clause (i) of Section 3.3.
“Claim” means any claim, demand, liability, suit, cause of action (whether in contract, tort otherwise), loss, cost, and expense of every kind and character.
“Contract” means any agreement, contract, obligation, promise or undertaking (other than a Lease or other instrument creating or evidencing an interest in the Berry Properties) related to or used in connection with the operations of any Berry Properties that is legally binding.
“Control” means the ability (directly or indirectly through one or more intermediaries) to direct or cause the direction of the management or affairs of a Person, whether through the ownership of voting interests, by contract or otherwise.
“COPAS” shall mean the Council of Petroleum Accountants Societies, Inc.
“Current Month Settlement” shall have the meaning ascribed to it in Section 5.4.
“Dispute” shall have the meaning ascribed to it in Section 8.1.
“Effective Date” shall have the meaning ascribed to it in the Berry Consensual Plan.
“Excluded LINN Records and Data” means (a) the general corporate files and records of LINN and its non-Berry Affiliates, insofar as they relate to the business of LINN or its non-Berry Affiliate generally and are not required for the future ownership or operation of the Berry Assets; (b) all legal files and records (other than title opinions) other than legal files directly related to Claims associated with Berry or the Berry Assets; (c) federal or state income, franchise or margin tax files and records of LINN or its non-Berry Affiliates; (d) employee files (other than any employee files for Available Employees hired by Berry pursuant to Article 4 that may be transferred to Berry without violating Applicable Law); (e) reserve evaluation information or economic projections other than those related specifically to the Berry Assets; (f) records relating to the sale of the Berry Assets, including competing bids (g) proprietary data, information and data under contractual restrictions on assignment or disclosure for which no consent has been given; (h) privileged information (other than title opinions) and (i) any other files or records to the extent relating solely to any property or activities of LINN or its non-Berry affiliates.

Exhibit A, Page 2

“Final Settlement Statement” shall have the meaning ascribed to it in Section 5.8.
“Force Majeure Event” shall have the meaning ascribed to it in Section 9.13.
“Full Management Fee” shall have the meaning ascribed to it in paragraph (B) of Section 5.2.
“Governmental Authority” means any court or tribunal (including an arbitrator or arbitral panel) in any jurisdiction (domestic or foreign) or any federal, tribal, state, county, municipal or other governmental or quasi-governmental body, agency, authority, department, board, commission, bureau, official or other authority or instrumentality.
“Hill Field Offices” shall have the meaning ascribed to it in clause (i) of paragraph (C) of Section 3.1.
“Hugoton Field Offices” means the real property described on Schedule 11 and all field offices located thereon.
“Hydrocarbons” means oil, gas, minerals, and other gaseous and liquid hydrocarbons, or any combination of the foregoing, produced from and attributable to the Berry Properties.
“Independent Expert” shall have the meaning ascribed to it in paragraph (A) of Section 8.3.
“Lease” means any oil and gas lease, oil, gas and mineral lease or sublease, or other leasehold interest, and the leasehold estates created thereby, including carried interests, rights of recoupment, options, reversionary interests, convertible interests and rights to reassignment.
“Leasehold Interest” means, with respect to a Lease, a working or other interest in and to such Lease.
“LC” shall have the meaning ascribed to it in the Preamble.
“LEF” shall have the meaning ascribed to it in the Preamble.
“LEH” shall have the meaning ascribed to it in the Preamble.
“LEM” shall have the meaning ascribed to it in the Preamble.
“LE&PM” shall have the meaning ascribed to it in the Preamble.
“Letters in Lieu” shall have the meaning ascribed to it in clause (ii) of Section 3.3.
“Liabilities” means any and all claims, rights, demands, causes of action, liabilities, obligations, damages, losses, fines, penalties, sanctions of every kind and character (including reasonable fees and expenses of attorneys, technical experts and expert witnesses), judgments or proceedings of any kind or character whatsoever, whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, or due or to become due, and whether arising or founded in Applicable Law or voluntary settlement, and all reasonable expenses, costs and fees (including reasonable attorneys’ fees) in connection therewith.
“Limited Management Fee” shall have the meaning ascribed to it in paragraph (B) of Section 5.2.
“LINN” shall have the meaning ascribed to it in the Preamble.
“LINN Consensual Plan” shall have the meaning ascribed to it in the Recitals.
“LINN Estate” shall have the meaning given to the term “Linn Debtors’ Estate” in the LINN Consensual Plan.
“Linn Energy” shall have the meaning ascribed to it in the Preamble.
“LINN Indemnified Parties” shall mean LINN and its Affiliates, and its and their equity holders, directors, officers, employees, consultants, accountants, counsel, advisors, and agents.
“LM” shall have the meaning ascribed to it in the Preamble.
“LME” shall have the meaning ascribed to it in the Preamble.

Exhibit A, Page 3

“LOI” shall have the meaning ascribed to it in the Preamble.
“Management Fee” shall have the meaning ascribed to it in paragraph (B) of Section 5.2.
“MC-I” shall have the meaning ascribed to it in the Preamble.
“MC-II” shall have the meaning ascribed to it in the Preamble.
“MCH-I” shall have the meaning ascribed to it in the Preamble.
“MCH-II” shall have the meaning ascribed to it in the Preamble.
“Mineral Interest” means any mineral fee interest, mineral right or mineral servitude, including non-participating royalty interests and other rights of a similar nature, whether legal or equitable, whether vested or contingent.
“Mirrored Licenses” shall have the meaning ascribed to it in paragraph (B) of Section 1.13.
“Monthly Settlement Statement” shall have the meaning ascribed to it in Section 5.4.

“Monthly Statement” shall have the meaning ascribed to it in Section 1.11.
“New Production Environment” shall have the meaning ascribed to it in Section 1.13(B) of Exhibit B.
“Non-Operated Berry Properties” shall mean the portion of the Berry Properties currently operated by a Third Party or operated by LINN as an agent for a Person other than Berry, as so identified on Schedule 1 and Schedule 2 (which Non-Operated Berry Properties include the Hugoton properties and do not include the Hill properties).
“Non-Party Affiliate” shall have the meaning ascribed to it in Section 9.5.
“Offer Period” shall have the meaning ascribed to it in Section 4.2.
“Operated Berry Properties” shall mean that portion of the Berry Properties currently operated by LINN as agent for Berry, as so identified on Schedule 1 and Schedule 2 (which Operated Berry Properties include the Hill properties and do not include the Hugoton properties).
“Operating Property Amount” shall have the meaning ascribed to it in paragraph (C) of Section 3.5.
“Party” or “Parties” shall have the meaning ascribed to it in the Preamble.
“Person” means any individual, corporation (including any non-profit corporation), partnership, limited liability company, joint venture, estate, trust, association, organization or other entity or Governmental Authority.
“Reference Period” shall have the meaning ascribed to it in Section 1.
“Reimbursement Expenses” shall have the meaning ascribed to it in paragraph (A) of Section 5.2.
“Representatives” shall mean LINN’s existing personnel, including its current employees, contractors, attorneys, agents, representatives, and consultants.
“Rules” shall have the meaning ascribed to it in paragraph (A) of Section 8.3.
“Separation Period” means the period between the first day following the Transition Period (as the same may be extended pursuant to Section 2.9) and the end of the Accounting Period.
“Service Fees” shall have the meaning ascribed to it in paragraph (B) of Section 5.2.
“Services” shall have the meaning ascribed to it in Section 1.
“Surface Rights” means all surface leases, subsurface leases, rights-of-way, licenses, easements and other surface or subsurface rights agreements applicable to, used, or held in connection with the ownership, operation, maintenance or repair of, or the production,

Exhibit A, Page 4

gathering, treatment, processing, storing, sale or disposal of Hydrocarbons or produced water from, the Berry Properties, together with all surface fee interests in the lands covered by the Berry Leasehold and Mineral Interests.
“Suspense Funds” means proceeds of production and associated penalties and interest in respect of any of the Operated Berry Properties that are payable to Third Parties and are being held in suspense by LINN as the operator of such Operated Berry Properties.
“Term” shall have the meaning ascribed to it in paragraph (A) of Section 5.1.
“Third Party” means any Person other than Berry or LINN or any of their Affiliates.
“Transferred Hardware” means the equipment described on Schedule 8, unless Berry notifies LINN in writing within 30 days after the Effective Date that Berry does not want one or more items on Schedule 8 to be included as Transferred Hardware.
“Transition JIB Balance” shall have the meaning ascribed to it in Section 5.6.
“Transition Period” means the period from the Effective Date through the date that is the last day of the second full calendar month after the Effective Date (as the same may be extended pursuant to Section 2.9).
“Vehicles” shall have the meaning ascribed to it in clause (xiv) of paragraph (C) of Section 3.1.

Exhibit A, Page 5

Exhibit B
SERVICES

#	Service	General Description
1.1	Operator Services	• Manage and oversee day-to-day operation of the Operated Berry Properties, including operation and management of existing wells, structures, equipment, and facilities
• Supervise personnel, subcontractors, suppliers, vendors, etc.
• Monitor production and prepare and submit any necessary forms or reports as required by regulatory agencies
• Dispose of all salt water and waste materials
• Perform field operations
• Account for and disburse production (limited to the production of Hydrocarbons from the Berry Assets prior to the end of the Transition Period)

• Administer the Suspense Funds; provided, however, that Berry will assume the Suspense Funds (including any escheatment obligations related thereto) as of the first day following the Transition Period; provided, however, further, that prior to the end of the Transition Period, LINN will provide, or cause to be provided, any and all documentation in LINN’s possession necessary for Berry to administer the Suspense Funds following the end of the Transition Period

1.2	Non-Operator Services	• Monitor operation of the Non-Operated Berry Properties
• Collect revenues on behalf of Berry
• Review operating expense statements; request additional information from, and address any concerns with, the Third Party operators (if necessary); and pay applicable operating expenses
• Process non-operated joint interest billing invoices
1.3	Permits	• Maintain all Permits
• Take reasonable action necessary to transfer or assign all Berry Permits held in the name of LINN, contingent upon Berry’s obligations described in Sections 1.3 and paragraph (A) of 3.4)
1.4	Transportation and Marketing
• Manage (or, if applicable, oversee provision by a Third Party approved by Berry of) midstream services, transportation and marketing services, gas control services, and other similar services to physically and financially sell the production from the Operated Berry Properties

1.5	Well Maintenance	• Provide supervision for all workover operations, recompletion operations, and any type of remedial operation or well service operation with respect to the Operated Berry Properties
• Contract with supervisory personnel for onsite supervision as required (but in no event will LINN be required to add contract onsite supervision above the level of supervision currently provided)
• Establish and maintain well files containing information on operations performed in connection with each such well
1.6	Payment Services
• Pay lease rentals, shut-in royalties, minimum royalties, payments in lieu of production, royalties, overriding royalties, production payments, net profit payments, and other similar payments associated with the Operated Berry Properties; provided, however, that, in the case of payments related to production from the Operated Berry Properties other than shut-in payments during the Term, these obligations shall be limited to payment obligations arising from production from the Operated Berry Properties prior to the end of the Transition Period

• Pay operating costs and invoices that are required to be paid under the terms and provisions of the applicable agreements and which are attributable to the ownership, operation, use, or maintenance of the Berry Properties

1.7	Lease and Land Administration
• Provide all land, land administration, lease, and title services with respect to the Berry Properties, in each case in the ordinary course of LINN’s business and in no case requiring additional services beyond those currently performed by LINN, including:

• Administer all leases and agreements relating to the Berry Properties

• Maintain and update all lease, ownership, contract and property records and databases relating to the Berry Properties through changes received at the end of the second calendar month following the Effective Date to the extent practicable

Exhibit B, Page 1

#	Service	General Description
• Maintain all land, contract, division of interest, lease files, and other files relating to the subject lands, lease and land administration functions
• Maintain and update all royalty and suspense accounts, reports and databases

• Perform such other reasonable and customary administrative services as LINN administers or causes to be administered to maintain the leases or agreements relating to the Berry Properties in the ordinary course of its business

1.8	Regulatory Affairs	• Provide services to comply with all regulatory requirements applicable to the Berry Properties

• Prepare all federal, state, regulatory and other monthly production reports related to production of Hydrocarbons from the Berry Properties prior to the end of the Transition Period; copies of said reports will be provided to Berry

• Maintain incident management reporting processes in LINN’s ordinary course of business and maintain all existing safety practices, which could include all or any of the following: internal reports, OSHA filings, safety standard operating procedures (SOPs), emergency response protocols, chemical exposure and hearing testing, drug and alcohol programs, incident follow-up and other activities to provide health and safety training; provided, however, that nothing herein will require LINN to adopt new practices or change its existing practices

1.9	Plugging and Abandonment
• Obtain necessary non-operated working interest owner approval and regulatory permits to abandon any wells included in the Operated Berry Properties when required by applicable law to be abandoned during the Transition Period
• Provide supervision for abandonment operations and file all necessary abandonment reports after the completion of the abandonment operations

1.10	Environmental Compliance	• If LINN discovers instances of non-compliance with environmental, health, or safety laws, rules, or regulations, notify Berry of such non-compliance
• [insert any reviews, audits or other queries required to be undertaken during the Transition Period as referenced in Section 1.10]
1.11	Bookkeeping; Finance and Treasury; Accounting
• Assist with internal reporting, management of general ledger functions, asset and real property accounting, treasury and financial management services, maintenance of capital expenditure, and other operating budgets for production from the Berry Properties prior to the conclusion of Transition Period

• Monthly net lease operating statement reporting, including reasonable volume, pricing, revenue, and expense supporting detail on the 15th day after each month end during the Accounting Period

• Production and regulatory reporting related to the Berry Properties (limited to reporting related to the Berry Properties or production from the Berry Properties prior to the conclusion of the Transition Period)

• Prepare joint interest accounting and billings associated with the Berry Properties for periods prior to the end of the Transition Period
• Perform AFE tracking and status reporting relating to the Berry Properties during the Transition Period
• Perform gas balancing relating to the Berry Properties for periods and related to production prior to the end of the Transition Period
• Perform working interest and royalty owner disbursements for production from the Berry Properties prior to the end of the Transition Period
• Provide collection of accounts receivable associated with the Berry Properties relative only to periods and production prior to the end of the Transition Period

• Provide any reports currently prepared in the ordinary course of LINN’s business related to the Berry Properties that are practicably segregated to the Berry Properties in generally the same manner and timing as currently prepared by LINN; provided that in the case of reports related to payments for production of hydrocarbons, such reports will be limited to production from the Berry Properties prior to the end of the Transition Period

• Calculate, file, and remit severances taxes associated with the production from the Berry Properties prior to the end of the Transition Period
• Provide production accounting services associated with the Berry Properties for production from the Berry Properties prior to the end of the Transition Period
• Provide revenue accounting services related to the Berry Properties for production from the Berry Properties prior to the end of the Transition Period

Exhibit B, Page 2

#	Service	General Description

• Provide audit function support services associated with the Berry Properties related to periods or production prior to the end of the Transition Period, limited to responsive audits and excluding any audit initiated by Berry

• Process joint interest billings associated with the Non-Operated Berry Properties related to periods prior to the end of the Transition Period
• Provide payout accounting services associated with the Berry Properties related to periods prior to the end of the Transition Period
1.12	Real Estate; Facilities	• Manage all real estate and facilities that are part of the Berry Estate in connection with the operation of the Berry Properties
1.13(A) Part One	Information Technology Systems – Standard Term Support During Transition Period
• Provide IT-related infrastructure (hardware, software, network, security, etc.), technical expertise, and services necessary to maintain the operations of the Berry Properties

• Provide consultation regarding the migration to Berry’s information systems in respect to operation of the Berry Properties

1.13(A) Part Two	Information Technology Systems – Standard Term Support During Accounting Period
• Provide IT data from LINN systems in their native or export format

• Provide continuing e-mail services for LINN employees performing Services under this Agreement

• Provide extraction of Berry Asset related application data and transmittal of this data to Berry in their native or export format

1.13(B)	Information Technology Systems - Optional Additional Support
• Create a copy of the database(s) in existing Transferred Hardware environment, specifically related to P2 and field view (the “New Production Environment”)

• Provide limited access to no more than [three] of Berry’s personnel to the New Production Environment for the limited purposes of (i) configuring the New Production Environment, (ii) loading Berry Asset related data provided by LINN under Section 1.13(A) of this Exhibit B to the New Production Environment, and (iii) creating user security permissions for New Production Environment

1.14	Tax	• Assist with, and maintain proper documentation for, the collection and remittance of federal, state, and local sales, use, and ad valorem taxes
• Prepare and distribute 1099 forms for owners for all activity for the time period LINN is responsible for the related distributions and disbursements
1.15	Corporate Contracts	• Perform, administer, and maintain existing contractual arrangements with respect to the Berry Assets and the Services performed hereunder
1.16	Records Retention	• Provide necessary assistance in the storage and retrieval of documentation and backup information to the extent related to the Berry Assets and the Services performed hereunder

• Provide, upon request from Berry, any portion of Records not already provided, including but not limited to financial information from prior periods (to the extent such information requested exists in LINN’s financial reporting system and to the extent such information is included within the definition of Records)

• Provide other types of historical data to Berry as reasonably needed in connection with Berry’s audit and tax compliance activities, government reporting, or other Third Party inquiries
1.17	Transition
• Cooperate and assist in transition to Berry of Services provided by LINN under this Agreement

• Provide data and information (e.g., accounting, division of interest, land data, production data, etc.) utilized by LINN in connection with this Agreement

• Provide the information that is available to LINN for Berry to begin revenue distribution, joint interest billings, and payment of capital and operating expenses, taxes, shut-in payments, etc., in each case to the extent related to the Berry Properties

1.18	HR; Employee Benefits; Payroll
• Continue to perform administration and management of human resources, employee benefits programs, and payroll services and function for LINN’s employees and independent contractors

• Comply with workers compensation laws and carry and maintain other customary insurance

Exhibit B, Page 3

Exhibit C
FORM OF SETTLEMENT STATEMENT
FOR THE PERIOD (MONTHLY DURING TRANSITION PERIOD)
CALCULATION OF CASH TRANSFERRED:

Net revenues (as per paragraph (i) of Section 5.4)	$ XXX
less direct operating expenses	XXX
(as per paragraph (ii) of Section 5.4)
plus COPAS recoveries	XXX
(as per paragraph (iii) of Section 5.4)
less capital expenditures	XXX
(as per paragraph (iv) of Section 5.4)
less bonus, lease rentals, shut-in payments, and other charges	XXX
(as per paragraph (v) of Section 5.4)
less Reimbursement Expenses	XXX
(as per paragraph (A) of Section 5.2)
less Management Fee	XXX
(as per paragraph (B) of Section 5.2)
less unpaid amounts due under Section 5.2	XXX
(as per paragraph (viii) of Section 5.4)
less Berry Severance Fee	XXX
(as per Section 4.3)
plus or less Other (itemized)	XXX
(as per paragraph (xi) of Section 5.4)

CURRENT MONTH SETTLEMENT	$ XXX

Exhibit C, Page 1

Exhibit D
BERRY INSURANCE COVERAGE
[EXHIBIT FOLLOWS]

Exhibit D, Page 1

EXHIBIT D
Berry’s Insurance Coverage

1)
Worker’s Compensation covering statutory liability as an employer under applicable state and federal laws; provided such insurance is only required at the time Berry directly employees any Person, including but not limited to the Available Employees.

2)	All-Risk Property Insurance covering all risk of direct physical loss or physical damage to or of the Berry Assets.

3)	Commercial General Liability in the amount of $1,000,000 per occurrence covering third party liability arising out of premises and operations.

4)	Commercial Automobile Liability in the amount of $1,000,000 per occurrence covering third party liabilities arising out of the use of owned and non-owned automobiles.

5)	Energy, Exploration and Development Insurance covering expenses to control a well out of control, necessary redrill and restoration following blowout, and expenses to clean-up resultant pollution.

6)	Excess Liability in the amount of $10,000,000 per occurrence covering excess third party liabilities over 2), 3), 4) and 5.

Exhibit D, Page 2

Exhibit E
MIRRORED LICENSES
[EXHIBIT FOLLOWS]

Exhibit E, Page 1

Exhibit E Mirrored Licenses

Application	Vendor	Use/Purpose
OpenInvoice	Oildex	Accounting - AP Invoice
Oracle - EBS	Oracle	Accounting - Fin Reporting
P2 Enterprise Upstream	P2	Accounting - Production
Oracle -Version 11G	Oracle	Database/Reporting
Oracle Golden Gate	Oracle	Database/Reporting
Hyperion/Essbase	Oracle	BI/Reporting
SQL Server	MicroSoft	Database/Reporting
Autocad	CDW	Design
Aries	Landmark Graphics - Halliburton	Economics
Rodstar & XSPOC	Theta Oilfield Services Inc	Engineering
ManagerPlus	ManagerPlus	Facility Management
Microsoft - Desktop OS - Win 7 and 10	MicroSoft	General Use
Microsoft - Office 2010 -2016	MicroSoft	General Use
OFM	Schlumberger	Prod Surveillance
Petrel	Schlumberger	Geo Modelling
Petra	I.H.S.	Geological Interp & Mapping
Citrix	Citrix	IT - Infrastructure
CommVault	CommVault	IT - Infrastructure
Sanplicity - Berry SAN	Dell	IT - Infrastructure
TOAD	Dell	IT - Infrastructure
VMWare	CDW/VMWare	IT - Infrastructure
QLS	Quorum Business Solutions	Land
eRequester	Paperless Business	PO System
Crystal Ball	Oracle	Predictive Modelling
FieldVision	Stroud Technology	Production
OVS - DiSECT	OVS	Production
OSIPI	OSI Soft	Real time and Predictive Data
Builder/IMEX	CMG	Reservoir Simulation
WellView & SiteView	Peloton Computer Enterprises	Well Drilling/Workover Data

Exhibit E, Page 2

Exhibit F
BILL OF SALE
[EXHIBIT FOLLOWS]

Exhibit F, Page 1

Exhibit F
ASSIGNMENT AND BILL OF SALE
This ASSIGNMENT AND BILL OF SALE (the “Assignment”) from Linn Operating, Inc., a Delaware corporation (“LOI”), Linn Midstream, LLC, a Delaware limited liability company (“LM”), Linn Energy, LLC, a Delaware limited liability company (“Linn Energy”), LinnCo, LLC, a Delaware limited liability company (“LC”), Linn Energy Finance Corp., a Delaware corporation (“LEF”), Linn Energy Holdings, LLC, a Delaware limited liability company (“LEH”), Linn Exploration & Production Michigan LLC, a Delaware limited liability company (“LE&PM”), Linn Exploration Midcontinent, LLC, a Delaware limited liability company (“LEM”), Linn Midwest Energy LLC, a Delaware limited liability company (“LME”), Mid-Continent I, LLC, a Delaware limited liability company (“MC-I”), Mid-Continent II, LLC, a Delaware limited liability company (“MC-II”), Mid-Continent Holdings I, LLC, a Delaware limited liability company (“MCH-I”), Mid-Continent Holdings II, LLC, a Delaware limited liability company (“MCH-II”) (LOI, LM, Linn Energy, LC, LEF, LEH, LE&PM, LEM, LME, MC-I, MC-II, MCH-I and MCH-II are referred to in this Agreement collectively as “Assignor”; provided, however, that with respect to particular uses of the term in this Agreement, “Assignor” shall mean each, any or all of LOI, LM, Linn Energy, LC, LEF, LEH, LE&PM, LEM, LME, MC-I, MC-II, MCH-I and MCH-II as applicable to the context of such use) to Berry Petroleum Company, LLC, a Delaware limited liability company (“Assignee”), is dated effective this [1st] day of [March], 2017. Assignor and Assignee are each, individually, referred to herein as a “Party” and, collectively, as the “Parties”. Other than any term defined herein, capitalized terms used herein shall have the respective meanings set forth in that certain Transition Services and Separation Agreement dated February 28, 2017, by and between Assignor and Assignee (the “TSSA”).
ARTICLE 1
ASSIGNMENT OF PROPERTIES AND ASSETS
Section 1.1 Assignment. Assignor, for and in consideration of the sum of Ten Dollars ($10) cash and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby grants, bargains, sells, assigns and conveys unto Assignee, and Assignee hereby accepts from Assignor, all of Assignor’s right, title and interest in and to the following:
(a) all Berry Equipment that is part of the LINN Estate (including without limitation all such Berry Equipment described on Exhibit A, the “Berry Operating Equipment”);
(b) all pipes, casing, tubing, tubulars, fittings, and other spare parts, supplies, tools, and materials located on, used or held for use on or held as inventory in connection with the ownership or operation of the Berry Assets that are part of the LINN Estate (including without limitation all such pipes, casing, tubing, tubulars, fittings, and other spare parts, supplies, tools, and materials described on Exhibit B, the “Berry Operating Yard Equipment”);
(c) all of the equipment described on Exhibit C (the “Transferred Hardware”); and

(d) all of the vehicles described on Exhibit D (the “Vehicles”, and together with the Berry Operating Equipment, the Berry Operating Yard Equipment and the Transferred Hardware, the “Berry Operating Property”).
TO HAVE AND TO HOLD the Berry Operating Property unto Assignee, its successors and assigns, forever, subject, however, to the terms and conditions of this Assignment.
ARTICLE 2
DISCLAIMER
Section 2.1 Disclaimer. The equipment and personal property included in the Berry Operating Property is assigned “AS IS, WHERE IS” WITH ALL FAULTS, AND ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF CONDITION, QUALITY, SUITABILITY, DESIGN, MARKETABILITY, TITLE, INFRINGEMENT, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS ARE HEREBY DISCLAIMED.
ARTICLE 3
ASSUMPTION OF OBLIGATIONS
Section 3.1 Assumed Obligations. Except as otherwise provided in the TSSA and except for any Liabilities discharged or otherwise released pursuant to or in connection with the Berry Consensual Plan or the LINN Consensual Plan, Assignee assumes and agrees to

Exhibit F, Page 2

fulfill, perform, pay and discharge (or cause to be fulfilled, performed, paid or discharged) all of the obligations, expenses and liabilities, known or unknown, arising from, based upon or associated with the Berry Operating Property, including obligations, expenses and liabilities relating in any manner to the use, ownership or operation thereof.
ARTICLE 4
MISCELLANEOUS
Section 4.1 Further Assurances. Assignor and Assignee each agree to take such further actions and to execute, acknowledge and deliver all such further documents as are reasonably requested by the other for carrying out the purposes of this Assignment.
Section 4.2 TSSA. This Assignment is delivered pursuant to, and hereby made subject to, the terms and conditions of the TSSA. In the event that any provision of this Assignment (other than any term defined herein) is construed to conflict with any provision of the TSSA, the provisions of the TSSA (other than with respect to terms defined herein) shall be deemed controlling to the extent of such conflict.
Section 4.3 Successors and Assigns. This Assignment shall inure to the benefit of, and shall be binding upon, the Parties and their respective successors and assigns.
Section 4.4 Titles and Captions. All article or section titles or captions in this Assignment are for convenience only, shall not be deemed part of this Assignment and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except to the extent otherwise stated in this Assignment, references to “Articles” and “Sections” are to Articles and Sections of this Assignment, and references to “Exhibits” are to Exhibits attached to this Assignment, which are made parts hereof for all purposes.

Section 4.5 Choice of Law. THE PROVISIONS OF THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS OVER ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS ASSIGNMENT.
Section 4.6 Joint and Several Liability. Each of LOI, LM, Linn Energy, LC, LEF, LEH, LE&PM, LEM, LME, MC-I, MC-II, MCH-I and MCH-II shall be collectively responsible for, and shall have joint and several liability under this Assignment with respect to, the obligations of Assignor under this Assignment.
Section 4.7 Counterparts. This Assignment may be executed simultaneously in two or more counterparts (including by means of facsimile or email of a portable document format (pdf) of the signature pages), each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.
[Signature Page Follows]

Exhibit F, Page 3

IN WITNESS WHEREOF, the authorized representatives of the Parties hereto have executed this Assignment as of date set forth above:

ASSIGNOR:

LINN OPERATING, INC.

By:
Name:
Title:

LINN MIDSTREAM, LLC

By:
Name:
Title:

LINN ENERGY, LLC

By:
Name:
Title:

LINNCO, LLC

By:
Name:
Title:

LINN ENERGY FINANCE CORP.

By:
Name:
Title:

LINN EXPLORATION &
PRODUCTION MICHIGAN LLC

By:
Name:
Title:
[Signature Page to Assignment]

Exhibit F, Page 4

LINN EXPLORATION MIDCONTINENT, LLC

By:
Name:
Title:

LINN MIDWEST ENERGY LLC

By:
Name:
Title:

MID-CONTINENT I, LLC

By:
Name:
Title:

MID-CONTINENT II, LLC

By:
Name:
Title:

MID-CONTINENT HOLDINGS I, LLC

By:
Name:
Title:

MID-CONTINENT HOLDINGS II, LLC

By:
Name:
Title:

LINN ENERGY HOLDINGS, LLC

By:
Name:
Title:

Exhibit F, Page 5

IN WITNESS WHEREOF, the authorized representatives of the Parties hereto have executed this Assignment as of date set forth above:

ASSIGNEE:

BERRY PETROLEUM COMPANY, LLC

By:
Name:
Title:
[Signature Page to Assignment]

Exhibit F, Page 6

Exhibit G
SPECIAL WARRANTY DEED
[EXHIBIT FOLLOWS]

Exhibit G, Page 1

Exhibit G
Special Warranty Deed
(Surface Estate)

State of	§

§

County of	§
This Special Warranty Deed (this “Deed”) from Linn Operating, Inc., a Delaware corporation (“LOI”) and Linn Energy Holdings, LLC, a Delaware limited liability company (“LEH” and together with LOI referred to in this Deed collectively as “Grantor”; provided, however, that with respect to particular uses of the term in this Deed, “Grantor” shall mean each, any or all of LOI and LEH as applicable to the context of such use) to Berry Petroleum Company, LLC, a Delaware limited liability company (“Grantee”) whose mailing address is [•], is dated effective this [1st] day of [March], 2017. Grantor and Grantee are each, individually, referred to herein as a “Party” and, collectively, as the “Parties”. Other than any term defined herein, capitalized terms used herein shall have the respective meanings set forth in that certain Transition Services and Separation Agreement dated February 28, 2017, by and between Grantor and Grantee (the “TSSA”).
ARTICLE 1
GRANT
Grantor for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby grants, sells and coveys to the Grantee all of the real property described on Exhibit A attached hereto and made a part hereof for all purposes (the “Property”), SAVE AND EXCEPT. and Grantor hereby reserves and excepts unto itself, all of Grantor’s right, title and interest, if any, in and to the oil, gas, and other minerals in, to, under and that may be produced from the Property. This DEED is MADE AND ACCEPTED SUBJECT TO any oil and gas lease(s); easements and right(s) of way; mineral interests, conveyance(s) or reservation(s); validly existing restrictions, reservations, covenants and conditions; and water interests all as appear of record in Kern County, CA, if any.
TO HAVE AND TO HOLD the Property unto Grantee, its successors and assigns, forever, subject, however, to the terms and conditions of this Deed.
ARTICLE 2
SPECIAL WARRANTY
(a) Grantor hereby binds itself and its successors and assigns to warrant and forever defend all and singular title to the Property unto Grantee against claims arising by, through or under Grantor or its Affiliates, but not otherwise, subject, however, to the Permitted Encumbrances.
(b) “Permitted Encumbrances” means with respect to the Property: (i) liens for taxes for which payment is not due or which are being contested in good faith by appropriate proceedings; (ii) liens of mechanics, materialmen, warehousemen, landlords, vendors and carriers and any similar liens arising by operation of law which, in each instance, arise in the ordinary course of business for sums not yet due or that are being contested in good faith by appropriate proceedings; (iii) all rights reserved to or vested in any governmental authority to control or regulate such Property in any manner, and all laws, rules and orders of a governmental authority; and (iv) any other encumbrances to which Grantee has agreed to in writing.
ARTICLE 3
DISCLAIMER
EXCEPT AND TO THE LIMITED EXTENT EXPRESSLY SET FORTH IN ARTICLE 2, THE PROPERTY IS BEING ASSIGNED “AS IS, WHERE IS” WITH ALL FAULTS, AND ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF CONDITION, QUALITY, SUITABILITY, DESIGN, MARKETABILITY, TITLE, INFRINGEMENT, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS ARE HEREBY DISCLAIMED.

Exhibit G, Page 2

ARTICLE 4
ASSUMPTION OF OBLIGATIONS
Except as otherwise provided in the TSSA and except for any Liabilities discharged or otherwise released pursuant to or in connection with the Berry Consensual Plan or the LINN Consensual Plan, Grantee assumes and agrees to fulfill, perform, pay and discharge (or cause to be fulfilled, performed, paid or discharged) all of the obligations, expenses and liabilities, known or unknown, arising from, based upon or associated with the Property, including obligations, expenses and liabilities relating in any manner to the use, ownership or operation thereof.
ARTICLE 5
RECONVEYANCE OF THE PROPERTIES
The Parties acknowledge and agree that in connection with the TSSA, the Parties have entered into that certain Joint Operating Agreement dated as of February 28, 2017, governing the joint ownership and operation of certain oil and gas assets more particularly described on Exhibit A thereto (the “JOA”). In the event Grantor becomes the “Designated Operator” (as such term is defined in the JOA) pursuant to the JOA, Grantee shall promptly thereafter, on a form substantially the same as this Deed (including, for the avoidance of doubt, the special warranty of title set forth in Article 2), transfer, assign and convey to Grantor all of Grantee’s then-existing right, title and interest in and to the Properties in exchange for One Dollar ($1.00).
ARTICLE 6
MISCELLANEOUS
Section 6.1 Further Assurances. Grantor and Grantee each agree to take such further actions and to execute, acknowledge and deliver all such further documents as are reasonably requested by the other for carrying out the purposes of this Deed.

Section 6.2 TSSA. This Deed is delivered pursuant to, and hereby made subject to, the terms and conditions of the TSSA. In the event that any provision of this Deed (other than any term defined herein) is construed to conflict with any provision of the TSSA, the provisions of the TSSA (other than with respect to terms defined herein) shall be deemed controlling to the extent of such conflict.
Section 6.3 Successors and Assigns. This Deed shall inure to the benefit of, and shall be binding upon, the Parties and their respective successors and assigns.
Section 6.4 Titles and Captions. All article or section titles or captions in this Deed are for convenience only, shall not be deemed part of this Deed and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except to the extent otherwise stated in this Deed, references to “Articles” and “Sections” are to Articles and Sections of this Deed, and references to “Exhibits” are to Exhibits attached to this Deed, which are made parts hereof for all purposes.
Section 6.5 Choice of Law. THE PROVISIONS OF THIS DEED SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS OVER ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS DEED.
Section 6.6 Joint and Several Liability. Each of LOI and LEH shall be collectively responsible for, and shall have joint and several liability under this Deed with respect to, the obligations of Grantor under this Deed.
Section 6.7 Counterparts. This Deed may be executed simultaneously in two or more counterparts (including by means of facsimile or email of a portable document format (pdf) of the signature pages), each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.
[Signature Page Follows]

Exhibit G, Page 3

IN WITNESS WHEREOF, the authorized representatives of the Parties hereto have executed this Deed as of date set forth above:

GRANTOR:

LINN OPERATING, INC.

By:
Name:
Title:

LINN ENERGY HOLDINGS, LLC

By:
Name:
Title:
[Signature Page to Deed]

4

IN WITNESS WHEREOF, the authorized representatives of the Parties hereto have executed this Deed as of date set forth above:

GRANTEE:

BERRY PETROLEUM COMPANY, LLC

By:
Name:
Title:
[Signature Page to Deed]

5

Exhibit A
[To come]
[Exhibit A]

6

Schedule 1
BERRY LEASEHOLD AND MINERAL INTERESTS
Due to size Schedule 1 – Leasehold and Mineral Interests is attached as a USB drive, which duplicates the Schedule 1 – Leasehold and Mineral Interests via email on February 21, 2017 to John G. Mauel at john.mauel@nortonrosefullbright.com by Kristen
Christensen at kchristensen@linnenergy.com.

Schedule 1, Page 1

Schedule 2
BERRY WELLS
Due to size Schedule 2 – Berry Wells is attached as a USB drive, which duplicates the Schedule 2 – Berry Wells via email on
February 23, 2017 to John G. Mauel at john.mauel@nortonrosefullbright.com by Kristen Christensen at
kchristensen@linnenergy.com.

Schedule 2, Page 1

Schedule 3
BERRY FACILITIES
[SCHEDULE FOLLOWS]

Schedule 3, Page 1

Schedule 3
Berry Facilities

	Name	Address				Phone	Status	Description	GPS Digital
1	BAKERSFIELD	5201 Truxtun Ave.	Bakersfield	CA	93309	661-616-3900	LEASED	Main Office, 51,928 rsf, lease expires 10/31/2019	35.368395,-119.060231
2	POSO CREEK	4401 Gretlein Rd.	Bakersfield	CA	93308	661-393-1823	OWNED	Field Office	35.554223, -119.057989
3	N MIDWAY (Diatomite)	25072 Hwy 33	Fellows	CA	93224	661-768-4554	OWNED	Field Office, built Oct, 2012, 10,900sf	35.242892,-119.581188
4	21Z/McKITTRICK	2920 Reserve Rd	McKittrick	CA	93251	661-213-7523	OWNED	Field Office / Plant	35.306779,-119.611527
5	PLACERITA	25121 N. Sierra Hwy	Newhall	CA	91321	661-255-6066	OWNED	Field Office	34.388641,-118.490459
6	TAFT	28700 Hovey Hills Rd.	Taft	CA	93268	661-769-8820	OWNED	Field Office	35.100105,-119.443945
7	PARACHUTE	235 Callahan Ave.	Parachute	CO	81635	970-285-5203	OWNED	Field Office, built May 2010, 6,000sf on .926acrs	39.452609,-108.048704
8	PALESTINE	8048 S. US Hwy 79	Palestine	TX	75801	NA	OWNED	Field Office, Unoccupied	31.701094,-95.721813
9	ROOSEVELT	4000 South 4028 West	Roosevelt	UT	84066	435-722-1325	OWNED	Field Office, built 2005/06 7,200sf on 5 acrs, 4,200 sf addition in 2012	40.244245, -110067710

Schedule 3, Page 2

Schedule 4
HILL FIELD OFFICES
[SCHEDULE FOLLOWS]

Schedule 4, Page 1

Schedule 4
Hill Field Offices
(I) N/2 and SW/4 of Fractional Section 19 T28S R21E MDBM/085-210-21 and 085-210-24. I2I SE/4 and SENE Section 10 T27S
R21E and S/2 Section 11 T27S 8’ J E, lyjng southwesterly of CA Aqueduct, 069-011-47 and 069-011-28

Schedule 4, Page 1

Schedule 5
BERRY CONTRACTS
[SCHEDULE FOLLOWS]

Schedule 5, Page 1

Schedule 5 Part A (Marketing)
Linn K#	Linn Entity	Contract Type	Counterparty	Contract Dated	Assignment Requirements	Partially Assignable?	Region
183GG	Berry	Joint Venture Agreement	Aera Energy LLC and Chalk Cliff Limited	01/08/1992	Written Consent Required	Silent; assumed yes	California
285T	Berry	Operational Balancing Agreement	Kern River Gas Transmission Co.	03/01/2011	(Silent)	Silent; assumed yes	California
286T	Berry	Operational Balancing Agreement	Kern River Gas Transmission Co.	03/01/2013	(Silent)	Silent; assumed yes	California
287T	Berry	Operational Balancing Agreement	Mojave Pipeline Company, L.L.C.	03/01/2011	Written Consent Required	Silent; assumed yes	California
288T	Berry	Operational Balancing Agreement	Mojave Pipeline Company, L.L.C.	05/01/2013	(Silent)		California
290T	Berry	Natural Gas Pipeline Interconnect Agreement	Occidental of Elk Hills, Inc.	06/30/2011	Written Consent Required	Silent; assumed yes	California
325O	Berry	Crude Oil Purchase Agreement	Phillips 66 Company	09/01/2016	Written Consent Required	Silent; assumed yes	California
289T	Berry	Master Services Contract	Southern California Gas Company	02/14/1995	Written Consent Required	Silent; assumed yes	California
178GG	Berry	Gas Gathering Agreement	Encana Oil & Gas (USA) Inc.	06/29/2006	Written Consent Required	Yes	Colorado
179GG	Berry	Gas Gathering Agreement	Encana Oil & Gas (USA) Inc.	06/07/2006	Written Consent Required	Yes	Colorado
132S	Berry	NAESB	Wapiti Energy	01/14/2008	Written Consent Required	Yes	Colorado
118GG	Berry	Gas Gathering Agreement	Enable Midstream Partners, LP	07/16/2009	Written Consent Required	Yes	East Texas
119GG	Berry	Gas Gathering Agreement	Spartan Midstream LLC	07/16/2009	Written Consent Required	Yes	East Texas
JHTS-19	Berry	Agrmt for Sale & Purch of Helium Gas Mixture	Praxair, In.c	01/27/2017	Written Consent Required	Silent; assumed yes	Hugoton
97PR	Berry	Gas Processing Agreement	Chipeta Processing LLC	09/21/2011	Written Notice/Proof	Silent; assumed yes	Utah
12NGL	Berry	Condensate Purchase Agreement	Custom Energy Const., Inc.	01/12/2010	Silent	Silent; assumed yes	Utah
ME-1509G	Berry	Non-Op Gas Marketing Agreement	EOG Resources, Inc.	12/05/2005	(Silent)	Silent; assumed yes	Utah
11NGL	Berry	Evergreen Term Purchase Agreement	Kinder Morgan Altamont LLC	01/01/2014	Written Consent Required	Yes	Utah
122GG	Berry	Gas Gathering Agreement	Lake Canyon Transportation and Gathering, LLC	04/12/2006	Restricted Assignment - See Section 13	Yes	Utah
1510G	Berry	Interruptible Gas Purchase Agreement	Newfield Production Company	12/20/2012	Written Consent Required	Silent; assumed yes	Utah
98PR	Berry	Gas Processing Agreement	Newfield Production Company	11/01/2005	(Silent)	Silent; assumed yes	Utah
128GG	Berry	Gas Gathering Agreement	Petroglyph Operating Company, Inc.	03/01/2010	Written Consent Required	Silent; assumed yes	Utah
1508G	Berry	Interruptible Gas Purchase Agreement	Petroglyph Operating Company, Inc.	03/01/2010	Written Notice	Silent; assumed yes	Utah
261T	Berry	Operational Balancing Agreement	Questar Pipeline Company	10/01/2003	Written Consent Required	Silent; assumed yes	Utah
262T	Berry	Firm Transportation Service Agreement	Questar Pipeline Company	11/01/2007	Written Consent Required	Silent; assumed yes	Utah
263T	Berry	Firm Transportation Service Agreement	Questar Pipeline Company	08/01/2012	Written Consent Required	Silent; assumed yes	Utah
264T	Berry	Firm Transportation Service Agreement	Questar Pipeline Company	02/07/2013	Written Consent Required	Silent; assumed yes	Utah

Schedule 5, Page 2

265T	Berry	Firm Transportation Service Agreement	Questar Pipeline Company	07/24/2012	Written Consent Required	Silent; assumed yes	Utah
266T	Berry	Facilities Agreement	Questar Pipeline Company	01/17/2006	(Silent)	Silent; assumed yes	Utah
119S	Berry	NAESB	Rig II, LLC	07/01/2010	Written Consent Required	Yes	Utah
123GG	Berry	Gas Gathering Agreement	Rig II, LLC	07/01/2010	Written Consent Required	Yes	Utah
124GG	Berry	Gas Gathering Agreement	Rig II, LLC	07/01/2010	Written Notice	Silent; assumed yes	Utah
96PR	Berry	Gas Processing Agreement	Rig II, LLC	07/01/2010	Written Consent Required	Yes	Utah
121GG	Berry	Joint Venture Agreement	UTE Indian Tribe of the Uintah and Ouray Reservation	04/01/1992	Written Consent Required	Silent; assumed yes	Utah
125GG	Berry	License Agreement	UTE Indian Tribe of the Uintah and Ouray Reservation	08/28/2003	Silent	Silent; assumed yes	Utah
127GG	Berry	Gas Gathering Agreement	UTE Tribe and UTE/FNR LLC	12/01/2003	Written Notice/Proof	Silent; assumed yes	Utah
126GG	Berry	Gas Gathering Agreement	UTE/FNR LLC	12/01/2003	Written Consent Required	Yes	Utah
129GG	Berry (UTE/FNR)	Gas Gathering Agreement	Petroglyph Operating Company, Inc.	06/01/2004	Written Consent Required	Silent; assumed yes	Utah
337O	LOI	Crude Oil Purchase Agreement	Kern Oil & Refining Company	11/01/2015	Written Consent Required	Silent; assumed yes	California
327O	LOI	Crude Oil Purchase Agreement	Tesoro Refining & Marketing Company LLC	10/01/2016	Written Consent Required	Silent; assumed yes	California
274O	LOI	Crude Oil Purchase Agreement	Plains Marketing, L.P.	01/01/2017	Written Consent Required	Silent; assumed yes	Colorado
1596G	LOI	Gas Gathering and Processing Agreement	Enbridge G & P (East Texas) L.P.	09/01/2015	Written Consent Required	Silent; assumed yes	East Texas
185GG	LOI	Gas Gathering Agreement	Enbridge G & P (East Texas) L.P.	09/01/2015	Written Consent Required	Silent; assumed yes	East Texas
310O	LOI	Crude Oil Purchase Agreement	Genesis Crude Oil, L.P.	10/01/2016	Written Consent Required	Silent; assumed yes	East Texas
299O	LOI	Crude Oil Purchase Agreement	Sunoco Partners Marketing & Terminals, L.P.	04/01/2016	Written Consent Required	Silent; assumed yes	East Texas

Schedule 5, Page 3

Schedule 5 Part B (Marketing)

Linn K#	Linn Entity	Contract Type	Counterparty	Contract Dated	Assignment Requirements	Partially Assignable?	Land Burdened?	Region
182GG	LOI as agent for Berry	Joint Venture Agreement	Aera Energy LLC and Chalk Cliff Limited	12/02/1991	Written Consent Required	Silent; assumed yes		California
301O	LOI as agent for Berry	Crude Oil Purchase Agreement	HollyFrontier Refining & Marketing LLC	08/01/2014	Written Consent Required	Silent; assumed yes		Utah
92S	LOI as agent, but Berry not listed	NAESB	Cima Energy Ltd.	04/19/2013	Written Consent Required	Yes		Calif/Colo/Utah
82S	LOI as agent, but Berry not listed	NAESB	Twin Eagle Resource Management LLC	06/15/2012	Written Consent Required	Silent; assumed yes	No	Calif/ETX/Hug

Schedule 5, Page 4

Schedule 5 Part C (Marketing)

Linn K#	Linn Entity	Contract Type	Counterparty	Contract Dated	Assignment Requirements	Partially Assignable?	Land Burdened?	Region
140S	Berry/LEH	NAESB-Purchase (3rd Party)	American Warrior Inc.	01/01/2005	Written Consent Required	Yes	No	Hugoton
176GG	Berry/LEH	Interconnect Agreement (3rd Party)	Breitburn Operating, LP	09/15/2005	Written Consent Required	Silent; assumed yes	No	Hugoton
148S	Berry/LEH	NAESB-Purchase (3rd Party)	Breitburn Operating, LP	09/01/2004	Written Consent Required	Yes	No	Hugoton
172S	Berry/LEH	NAESB-Purchase (3rd Party)	Cherokee Warrior, Inc.	04/01/2003	Written Consent Required	Yes	No	Hugoton
142S	Berry/LEH	NAESB-Purchase (3rd Party)	Chesapeake Energy Marketing, Inc.	04/01/2003	Written Consent Required	Yes	No	Hugoton
121PR	Berry/LEH	Gas Processing Agreement	DCP Midstream LP	08/01/2008	Written Consent Required	Yes		Hugoton
172GG	Berry/LEH	Gas Gathering and Compression Agreement	DCP Midstream LP	08/01/2008	Written Consent Required	Yes		Hugoton
171S	Berry/LEH	NAESB-Purchase (3rd Party)	Edison Operating, Inc.	04/01/2003	Written Consent Required	Yes	No	Hugoton
167S	Berry/LEH	NAESB-Purchase (3rd Party)	Enterra Resources, LLC	04/01/2003	Written Consent Required	Yes	No	Hugoton
181GG	Berry/LEH	Gas Gathering Agreement	ETC Field Services LLC	10/01/1993	Written Consent Required	Silent; assumed yes	No	Hugoton
141S	Berry/LEH	NAESB-Purchase (3rd Party)	Linn Energy Holdings, LLC	05/01/2004	Written Consent Required	Yes	No	Hugoton
JHPu-1700652	Berry/LEH	Gas Purchase Agreement	Linn Energy Holdings, LLC	05/01/2010	Written Notification/Proof	Silent; assumed yes		Hugoton
JHPu-198509	Berry/LEH	Gas Processing Agreement	Linn Energy Holdings, LLC	11/01/2004	Written Consent Required	Silent; assumed yes		Hugoton
187GG	Berry/LEH	Conmpressor Facility Agreement	Merit Management Partners V, L.P.	08/01/1960	Written Notification/Proof	Silent; assumed yes	No	Hugoton
100GG	Berry/LEH	Gas Gathering Agreement	Oneok Field Services Company, L.L.C.	11/01/2007	Written Notice	Silent; assumed yes		Hugoton
173GG	Berry/LEH	Gas Compression Agreement	Oneok Field Services Company, L.L.C.	12/01/2007	Written Notification/Proof	Silent; assumed yes	No	Hugoton
174GG	Berry/LEH	Gas Gathering Agreement	Oneok Field Services Company, L.L.C.	12/01/2007	Written Notification	Silent; assumed yes		Hugoton
1570G	Berry/LEH	Gas Purchase/Gathering Agreement	Oneok Field Services Company, LLC	04/20/1984	Written Notification	Silent; assumed yes		Hugoton
1581G	Berry/LEH	Gas Purchase/Gathering Agreement	Oneok Field Services Company, LLC	08/01/2016	Written Notification	Silent; assumed yes		Hugoton
177GG	Berry/LEH	Gas Gathering Agreement (3rd Party)	Sabre Operating, Inc.	05/01/1998	Written Notification	Silent; assumed yes	No	Hugoton
139S	Berry/LEH	NAESB-Purchase (3rd Party)	Spess Oil Company, Inc.	04/01/2003	Written Consent Required	Yes	No	Hugoton
170GG	Berry/LEH	Gas Gathering Agreement	WGP-KHC, LLC.	11/01/2004	Written Consent Required	Silent; assumed yes		Hugoton
118PR	LEH/Berry	Processing Agreement	Seneca Resources Corporation	06/01/1993	Written Consent Required	Silent; assumed yes		California
401091	LOI	Irrigation Gas Sales Agreement	Alan J. Clemans	12/01/2014	Written Notice	Silent; assumed yes		Hugoton

Schedule 5, Page 5

401092	LOI	Irrigation Gas Sales Agreement	Alan J. Clemans	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401093	LOI	Irrigation Gas Sales Agreement	Alan J. Clemans	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401094	LOI	Irrigation Gas Sales Agreement	Alan J. Clemans	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401096	LOI	Irrigation Gas Sales Agreement	Alan J. Clemans	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401097	LOI	Irrigation Gas Sales Agreement	Alan J. Clemans	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401098	LOI	Irrigation Gas Sales Agreement	Alan J. Clemans	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401099	LOI	Irrigation Gas Sales Agreement	Alan J. Clemans	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401100	LOI	Irrigation Gas Sales Agreement	Alan J. Clemans	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401129	LOI	Irrigation Gas Sales Agreement	Alan J. Clemens	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401088	LOI	Irrigation Gas Sales Agreement	Beer Farms	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401089	LOI	Irrigation Gas Sales Agreement	Beer Farms	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401105	LOI	Irrigation Gas Sales Agreement	Bill Goodloe	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401036	LOI	Irrigation Gas Sales Agreement	Bill Koehn	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401103	LOI	Irrigation Gas Sales Agreement	Bobby T. Gloden	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401104	LOI	Irrigation Gas Sales Agreement	Bobby T. Gloden	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401090	LOI	Irrigation Gas Sales Agreement	Chapco Investments, Inc.	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401101	LOI	Irrigation Gas Sales Agreement	Charles W. Colson	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401085	LOI	Irrigation Gas Sales Agreement	Cynthia Barnes	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401087	LOI	Irrigation Gas Sales Agreement	Cynthia Barnes	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401011	LOI	Irrigation Gas Sales Agreement	Dell Cullison Farms Inc	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401119	LOI	Irrigation Gas Sales Agreement	Donnie Knier, Jr.	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
JHGG-6	LOI	Gas Gathering Agreement	ETC Field Services LLC	09/01/2004	Written Notification	Yes	Hugoton
401072	LOI	Irrigation Gas Sales Agreement	Eugene Spencer	01/01/2014	Written Notice	Silent; assumed yes	Hugoton
401115	LOI	Irrigation Gas Sales Agreement	Gary L. Ivie	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401073	LOI	Irrigation Gas Sales Agreement	Gene Spencer	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401141	LOI	Irrigation Gas Sales Agreement	Grant Webber	12/01/2014	Written Notice	Silent; assumed yes	Hugoton

Schedule 5, Page 6

401086	LOI	Irrigation Gas Sales Agreement	Greg and Corey Barnes	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
500111	LOI	Irrigation Gas Sales Agreement	Greg Barnes	10/01/2015	Written Notice	Silent; assumed yes	Hugoton
401084	LOI	Irrigation Gas Sales Agreement	Gregg Barnes	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401019	LOI	Irrigation Gas Sales Agreement	Hartland Farms	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401026	LOI	Irrigation Gas Sales Agreement	J&L Smith Farms, Inc.	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401102	LOI	Irrigation Gas Sales Agreement	J.W. Fitzgerald	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401055	LOI	Irrigation Gas Sales Agreement	James Moyer Farms	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401053	LOI	Irrigation Gas Sales Agreement	Jamie Moyer	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401123	LOI	Irrigation Gas Sales Agreement	Jerry Lunsford	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401124	LOI	Irrigation Gas Sales Agreement	Jerry Lunsford	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401125	LOI	Irrigation Gas Sales Agreement	Jerry Lunsford	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401126	LOI	Irrigation Gas Sales Agreement	Jerry Lunsford	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401127	LOI	Irrigation Gas Sales Agreement	Jerry Lunsford	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401128	LOI	Irrigation Gas Sales Agreement	Jerry Lunsford	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401132	LOI	Irrigation Gas Sales Agreement	Jim Sample	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401013	LOI	Irrigation Gas Sales Agreement	John Dewerff	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401111	LOI	Irrigation Gas Sales Agreement	Kenneth Hiller	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401120	LOI	Irrigation Gas Sales Agreement	Kyle Neville Farms	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401121	LOI	Irrigation Gas Sales Agreement	Kyle Neville Farms	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
JHTS-16	LOI	Crude Helium Purchase and Sale Agreement	Linde Gas North America LLC	01/01/2015	Written Consent Required; 90 days notice; additional obligations of assignment.	Yes, with obligations	Hugoton
401143	LOI	Irrigation Gas Sales Agreement	Mark Witt	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401145	LOI	Irrigation Gas Sales Agreement	Mark Witt	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401146	LOI	Irrigation Gas Sales Agreement	Mark Witt	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401147	LOI	Irrigation Gas Sales Agreement	Mark Witt	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401148	LOI	Irrigation Gas Sales Agreement	Mark Witt	12/01/2014	Written Notice	Silent; assumed yes	Hugoton
401149	LOI	Irrigation Gas Sales Agreement	Mark Witt	12/01/2014	Written Notice	Silent; assumed yes	Hugoton

Schedule 5, Page 7

401151	LOI	Irrigation Gas Sales Agreement	Mark Witt	02/04/2015	Written Notice	Silent; assumed yes		Hugoton
401048	LOI	Irrigation Gas Sales Agreement	Ms Carolyn Meyer	12/01/2014	Written Notice	Silent; assumed yes		Hugoton
401040	LOI	Irrigation Gas Sales Agreement	Munson Farms	12/01/2014	Written Notice	Silent; assumed yes		Hugoton
401058	LOI	Irrigation Gas Sales Agreement	Munson Farms	12/01/2014	Written Notice	Silent; assumed yes		Hugoton
401060	LOI	Irrigation Gas Sales Agreement	Munson Farms	12/01/2014	Written Notice	Silent; assumed yes		Hugoton
401112	LOI	Irrigation Gas Sales Agreement	Neal Hofferber	12/01/2014	Written Notice	Silent; assumed yes		Hugoton
JHGG-8	LOI	IT Throughput Service Agreement	Northern Natural Gas Company	06/01/2013	Written Consent Required	Silent; assumed yes		Hugoton
401062	LOI	Irrigation Gas Sales Agreement	Norton Farms, Inc.	12/01/2014	Written Notice	Silent; assumed yes		Hugoton
401063	LOI	Irrigation Gas Sales Agreement	Norton Farms, Inc.	12/01/2014	Written Notice	Silent; assumed yes		Hugoton
401064	LOI	Irrigation Gas Sales Agreement	Norton Farms, Inc.	12/01/2014	Written Notice	Silent; assumed yes		Hugoton
JHTS-18	LOI	Natural Gas Liquids Purchase Agreement	Oneok Hydrocarbon, L.P.	02/01/2016	Written Consent Required	Silent; assumed yes		Hugoton
401150	LOI	Irrigation Gas Sales Agreement	Redd Farms Partnership	02/04/2015	Written Notice	Silent; assumed yes		Hugoton
401136	LOI	Irrigation Gas Sales Agreement	Retta E. Thrall	12/01/2014	Written Notice	Silent; assumed yes		Hugoton
401135	LOI	Irrigation Gas Sales Agreement	Stegman Farms Partnership	12/01/2014	Written Notice	Silent; assumed yes		Hugoton
401131	LOI	Irrigation Gas Sales Agreement	Stephens Land & Cattle Company LLC	12/01/2014	Written Notice	Silent; assumed yes		Hugoton
144S	LOI	NAESB-Sales	SWKI-Seward-HSW, Inc.	03/01/2013	Written Consent Required	Silent; assumed yes	No	Hugoton
143S	LOI	NAESB-Sales	SWKI-Seward-West Central, Inc.	03/01/2013	Written Consent Required	Silent; assumed yes	No	Hugoton
145S	LOI	NAESB-Sales	SWKI-Stevens-N.E., Inc.	03/01/2013	Written Consent Required	Silent; assumed yes	No	Hugoton
146S	LOI	NAESB-Sales	SWKI-Stevens-North, Inc.	03/01/2013	Written Consent Required	Silent; assumed yes	No	Hugoton
147S	LOI	NAESB-Sales	SWKI-Stevens-South East, Inc.	03/01/2013	Written Consent Required	Silent; assumed yes	No	Hugoton
401061	LOI	Irrigation Gas Sales Agreement	Thomas L. Lahey	12/01/2014	Written Notice	Silent; assumed yes		Hugoton
401050	LOI	Irrigation Gas Sales Agreement	Todd & Dena Miller	12/01/2014	Written Notice	Silent; assumed yes		Hugoton
401117	LOI	Irrigation Gas Sales Agreement	Todd Mason	12/01/2014	Written Notice	Silent; assumed yes		Hugoton
401118	LOI	Irrigation Gas Sales Agreement	Todd Mason	12/01/2014	Written Notice	Silent; assumed yes		Hugoton
401083	LOI	Irrigation Gas Sales Agreement	Tom Arnold	12/01/2014	Written Notice	Silent; assumed yes		Hugoton
401116	LOI	Irrigation Gas Sales Agreement	Worth Jeffus Family Trust #1	12/01/2014	Written Notice	Silent; assumed yes		Hugoton
Schedule 5, Page 8

300T	LOI	FT Throughput Service Agreement	WTG Hugoton, LP	08/01/2007	Written Consent Required	Silent; assumed yes	Hugoton
301T	LOI	FT Throughput Service Agreement	WTG Hugoton, LP	08/01/2007	Written Consent Required	Silent; assumed yes	Hugoton
302T	LOI	IT Throughput Service Agreement	WTG Hugoton, LP	05/15/2011	Written Consent Required	Silent; assumed yes	Hugoton
66S	LOI	NAESB	BP Energy Company	10/01/2009	Written Consent Required	Silent; assumed yes	Utah
278O	LOI	Crude Oil Purchase Agreement	Chevron Products Company	03/01/2016	Written Consent Required	Silent; assumed yes	Utah
71S	LOI	NAESB	EDF Trading North America, LLC	03/02/2011	Written Consent Required	Silent; assumed yes	Utah
316O	LOI	Crude Oil Purchase Agreement	Tesoro Refining & Marketing Company LLC	01/01/2016	Written Consent Required	Silent; assumed yes	Utah

Schedule 5, Page 9

Schedule 5 Part A (Non-Marketing)

Contract Type	Contract #	Legacy Contract #	Contract Name	Party A	Party B	Effective Date	Division	Business Unit	State	County	Book	Page	Registry	Rec St	Rec County
PURCHASE AND SALE AGREEMENT	C038663000	TXXC000000	MERITAGE ACQUISITION	BERRY PETROLEUM COMPANY		03/05/2010	DIV01 - HOUSTON	BU033 - PERMIAN BASIN TX	TX	MARTIN
PURCHASE AND SALE AGREEMENT	C038664000	TXXC000001	BELFAIR ACQUISITION	BERRY PETROLEUM COMPANY		04/06/2010	DIV01 - HOUSTON	BU033 - PERMIAN BASIN TX	TX	MIDLAND
JOINT OPERATING AGREEMENT	C038501000	COJOA10000	JOINT OPERATING AGREEMENT - N2 SECS 1 & 2, T6S, R9	BERRY PETROLEUM COMPANY	WILLIAMS PRODUCTION RMT COMPANY ETAL	01/01/2008	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD			872995	CO	GARFIELD
JOINT OPERATING AGREEMENT	C038502000	COJOA10001	JOINT OPERATING AGREEMENT - NORTH PARACHUTE RANCH	BERRY PETROLEUM COMPANY	ENCANA OIL & GAS USA INC	06/07/2006	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
GRAZING AGREEMENT	C038505000	COMCL11381	GRAZING LEASE	BERRY PETROLEUM COMPANY	LATHAM CATTLE COMPANY	06/01/2007	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
FACILITY LEASE	C038506000	COMCL11444	PETROLEUM DEVELOPMENT CORPORATION	BERRY PETROLEUM COMPANY	BERRY PETROLEUM COMPANY	05/26/2010	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
SEISMIC AGREEMENT	C038507000	COMCL11451	CONOCOPHILLIPS COMPANY	BERRY PETROLEUM COMPANY		07/15/2010	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
UNIT DESIGNATION	C038517000	COPA10039	POOLING AND SEGREGATION AGREEMENT - N2 OF SEC 12 T	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	01/06/2006	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
UNIT DESIGNATION	C038518000	COPA10040	SEGREGATION AGREEMENT - LOTS 1-4 SEC 33 T6S R97W	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	08/01/2008	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD

Schedule 5, Page 10

UNIT DESIGNATION	C038519000	COPA10041	SEGREGATION AGREEMENT - LOTS 1-8 SEC 6 T6S R96W	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	01/06/2006	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
UNIT DESIGNATION	C038520000	COPA10042	SEGREGATION AGREEMENT - S2 OF SEC 33 T5S R96W	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	08/01/2008	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
UNIT DESIGNATION	C038521000	COPA10043	SEGREGATION AGREEMENT - S2 OF SEC 29 T5S R96W	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	11/01/2008	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
UNIT DESIGNATION	C038522000	COPA10044	SEGREGATION AGREEMENT - N2 OF SEC 20 T5S R96W	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	08/01/2007	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
UNIT DESIGNATION	C038523000	COPA10045	SEGREGATION AGREEMENT - S2 OF SEC 19 T5S R96W	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	12/01/2007	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
UNIT DESIGNATION	C038524000	COPA10046	SEGREGATION AGREEMENT - S2 OF SEC 32 T5S R96W	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	10/01/2008	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD

Schedule 5, Page 11

UNIT DESIGNATION	C038525000	COPA10047	SEGREGATION AGREEMENT - N2 OF SEC 32, T5S, R96W	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	09/01/2009	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
UNIT DESIGNATION	C038526000	COPA10048	SEGREGATION AGREEMENT - S2 OF SEC 30 T5S R96W	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	07/01/2007	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
UNIT DESIGNATION	C038527000	COPA10049	SEGREGATION AGREEMENT - N2 OF SEC 30 T5S R96W	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	06/01/2007	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
UNIT DESIGNATION	C038528000	COPA10050	SEGREGATION AGREEMENT - N2 OF SEC 29 T5S R96W	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	10/01/2009	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
UNIT DESIGNATION	C038529000	COPA10051	SEGREGATION AGREEMENT - S2 OF SEC 2 T6S R97W	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	01/06/2006	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
UNIT DESIGNATION	C038530000	COPA10052	SEGREGATION AGREEMENT - N2 OF SEC 2 T6S R97W	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	12/01/2008	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD

Schedule 5, Page 12

UNIT DESIGNATION	C038531000	COPA10053	SEGREGATION AGREEMENT - S2 OF SEC 28 T6S R97W	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	01/06/2006	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
UNIT DESIGNATION	C038532000	COPA10054	SEGREGATION AGREEMENT - N2 OF SEC 28 T6S R97W	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	01/06/2006	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
UNIT DESIGNATION	C038533000	COPA10055	SEGREGATION AGREEMENT - S2 OF SEC 20 T5S R96W	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	01/06/2006	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
UNIT DESIGNATION	C038534000	COPA10056	SEGREGATION AGREEMENT - S2 OF SEC 22 T6S R97W	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	01/06/2006	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
UNIT DESIGNATION	C038535000	COPA10057	SEGREGATION AGREEMENT - N2 OF SEC 21 T6S R97W	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	01/06/2006	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
UNIT DESIGNATION	C038536000	COPA10058	SEGREGATION AGREEMENT - S2 OF SEC 21, T6S, R97W	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	01/06/2006	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD

Schedule 5, Page 13

UNIT DESIGNATION	C038537000	COPA10059	SEGREGATION AGREEMENT - LOTS 9-16 OF SEC 6 T6S R96	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	04/01/2006	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
UNIT DESIGNATION	C038538000	COPA10060	SEGREGATION AGREEMENT - N2 OF SEC 11 T6S R97W	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	12/01/2007	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
UNIT DESIGNATION	C038539000	COPA10061	SEGREGATION AGREEMENT - S2 OF SEC 1 T6S R97W	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	06/01/2008	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
UNIT DESIGNATION	C038540000	COPA10062	SEGREGATION AGREEMENT - LOTS 17, 18, SW, W2SE OF S	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	04/01/2006	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
UNIT DESIGNATION	C038541000	COPA10063	SEGREGATION AGREEMENT - N2 OF SEC 1 T6S R97W	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	01/01/2008	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
UNIT DESIGNATION	C038542000	COPA10064	SEGREGATION AGREEMENT - S2 OF SEC 11 T6S R97W	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	07/01/2008	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD

Schedule 5, Page 14

UNIT DESIGNATION	C038543000	COPA10065	SEGREGATION AGREEMENT - S2 OF SEC 18 T6S R96W	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	04/01/2008	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
UNIT DESIGNATION	C038544000	COPA10066	SEGREGATION AGREEMENT - N2 OF SEC 22 T6S R97W	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	01/06/2006	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
UNIT DESIGNATION	C038545000	COPA10067	SEGREGATION AGREEMENT - S2 OF SEC 14 T6S R97W	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	01/06/2006	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
UNIT DESIGNATION	C038546000	COPA10068	SEGREGATION AGREEMENT - N2 OF SEC 18 T6S R96W	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	12/01/2007	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
UNIT DESIGNATION	C038547000	COPA10069	SEGREGATION AGREEMENT - LOTS 1, 2, NE OF SEC 31 T5	BERRY PETROLEUM COMPANY	DELTA PETROLEUM COMPANY / PGR PARTNERS, LLC / MARATHON OIL COMPANY / ET AL	01/06/2006	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
WATER AGREEMENT	C038565000	COXC01301	WATER DISTRIBUTION AND INFRASTRUCTURE AGREEMENT	BERRY PETROLEUM, MARATHON OIL	MARATHON OIL COMPANY	08/01/2012	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
LETTER AGREEMENT	C044295000		LTA BERRY / MARATHON ET AL	BERRY PETROLEUM COMPANY	MARATHON OIL COMPANY ET AL	01/06/2006	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
JOINT OPERATING AGREEMENT	C038711000	UTJOA0014	SCOFIELD FERRON PROSPECT	BERRY PETROLEUM COMPANY	PETRO-CANADA RESOURCES (USA) INC.	12/06/2004	DIV01 - HOUSTON	BU050 - UINTA	UT	CARBON

Schedule 5, Page 15

JOINT OPERATING AGREEMENT	C038712000	UTJOA0015	ANDERSON EMERY PROSPECT	BERRY PETROLEUM COMPANY	PETRO-CANADA RESOURCES (USA) INC.	12/06/2004	DIV01 - HOUSTON	BU050 - UINTA	UT	CARBON
JOINT OPERATING AGREEMENT	C038700000	UTJOA0002	LC TRIBAL 11-17-56	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION	05/03/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M363	74	434183	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038702000	UTJOA0004	LC TRIBAL 4-27D-56, LC TRIBAL 6-27D-56	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION	04/21/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M363	88	434185	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038703000	UTJOA0005	LC FEE 6-12-57	BERRY PETROLEUM COMPANY	UTE TRIBE, ET AL	09/01/2008	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038704000	UTJOA0006	WILCOX FEE 1-20-56	BERRY PETROLEUM COMPANY	UTE TRIBE, ET AL	10/01/2008	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038724000	UTJOA0027	LC TRIBAL 13H-3-56, LC TRIBAL 11-3D-56	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	08/01/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M378	794	444756	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038726000	UTJOA0029	LC TRIBAL 3-5-56, LC TRIBAL 2-5D-56	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	08/01/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M372	664	439289	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038727000	UTJOA0030	Sec. 10 5S, 4W - ROBERT K SANDERS	BERRY PETROLEUM COMPANY	ROBERT K. SANDERS	02/21/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M380	370	445752	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038728000	UTJOA0031	JOA - SEC. 10, T5S, R4W - ROBERT JEFFERY PARKER	BERRY PETROLEUM COMPANY	ROBERT JEFFREY PARKER	02/21/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M380	389	443755	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038729000	UTJOA0032	JOA - SEC. 10 T5S, R4W - THE ESTATE OF GARN L	BERRY PETROLEUM COMPANY	THE ESTATE OF GARN LAMAR GILBERT	02/21/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M380	382	445754	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038730000	UTJOA0033	JOA - SEC. 10, T5S, R4W - JODI LYNN PARKER BROOKBY	BERRY PETROLEUM COMPANY	JODI LYNN PARKER BROOKSBY	02/21/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M380	376	445753	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038731000	UTJOA0034	JOA - SEC. 10 T5S, R4W - JUDI ANN NEISON AKA JUDI	BERRY PETROLEUM COMPANY	JUDY PARKER NEILSON	02/21/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038732000	UTJOA0035	JOA SEC. 10, T5S, R4W - JAMES CRAIG SANDERS	BERRY PETROLEUM COMPANY	JAMES CRAIG SANDERS	02/21/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038733000	UTJOA0036	LC TRIBAL 5-21D-56, LC TRIBAL 3-21D-56, LC TRIBAL	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	11/01/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M375	41	441393	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038734000	UTJOA0037	LC TRIBAL 5-23D-56, LC FEE 15-23D-56, LC FEE 13-23	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	11/01/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M375	57	441395	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038735000	UTJOA0038	LC FEE 8-29-45, LC FEE 13-29-45, LC TRIBAL 4-29-45	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	12/01/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M375	49	441394	UT	DUCHESNE

Schedule 5, Page 16

JOINT OPERATING AGREEMENT	C038736000	UTJOA0039	LC TRIBAL 5-14D-56, NIELSEN MARSING 13-14-56, TAYL	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	09/01/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M376	117	442359	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038738000	UTJOA0041	LC FEE 8-28D-56, LC TRIBAL 2-28D-56, LC FEE 10-28D	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	12/01/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M376	551	442790	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038739000	UTJOA0042	LCT 2-9D-56, LC TRIBAL 9-9D-56	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	02/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M376	612	442875	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038740000	UTJOA0043	LC TRIBAL 14-2-56	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	02/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M376	604	442874	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038741000	UTJOA0044	LC TRIBAL 15-26-56, LC TRIBAL 1-26-56, LC TRIBAL 7	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	02/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M379	541	445225	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038742000	UTJOA0045	LC TRIBAL 1-9-56	BERRY PETROLEUM COMPANY	UTE ENERGY UPSTREAM HOLDINGS, LLC	09/03/2007	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M376	620	442876	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038744000	UTJOA0047	LC FEE 1-22D-56, LC TRIBAL 6-22D-56, LC TRIBAL 12-	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION	04/13/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M377	431	443296	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038745000	UTJOA0048	TAYLOR HERRICK 10-22-56, TAYLOR FEE 13-22-56	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	11/19/2005	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M377	414	443294	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038746000	UTJOA0049	LC TRIBAL 8-4-56	BERRY PETROLEUM COMPANY	UTE ENERGY UPSTREAM HOLDINGS, LLC	08/02/2008	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M377	408	443293	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038747000	UTJOA0050	LC TRIBAL 5H-4-56	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	03/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M378	359	444323	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038748000	UTJOA0051	LC TRIBAL 12H-6-56, LC FEE 8-6D-56	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	11/01/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M379	549	445226	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038749000	UTJOA0052	WILCOX FEE 15-16-56	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	07/01/2006	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M378	820	444759	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038750000	UTJOA0053	14-11-56 DLB	BERRY PETROLEUM COMPANY	UTE ENERGY UPSTREAM HOLDINGS, LLC	04/01/2008	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M378	788	444755	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038751000	UTJOA0054	LC TRIBAL 13-16D-56, LC TRIBAL 8-16D-56, LC FEE 16	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION	04/01/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M378	813	444758	UT	DUCHESNE

Schedule 5, Page 17

JOINT OPERATING AGREEMENT	C038752000	UTJOA0055	LC TRIBAL 3-15D-56, LC TRIBAL 14-15D-56, WILCOX EL	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	03/01/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M378	802	444757	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038753000	UTJOA0057	LC TRIBAL 7-3-56	BERRY PETROLEUM COMPANY	UTE ENERGY UPSTREAM HOLDINGS, LLC	08/20/2007	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M379	526	445223	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038754000	UTJOA0058	NIELSEN FEE 13-11-56	BERRY PETROLEUM COMPANY	UTE ENERGY UPSTREAM HOLDINGS, LLC	08/01/2006	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M379	533	445224	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038755000	UTJOA0059	LC TRIBAL 8-28-46	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION	05/05/2007	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M381	593	446256	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038757000	UTJOA0061	LC TRIBAL 8-30D-56, LC TRIBAL 16-30D-56	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	05/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M382	107	446564	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038758000	UTJOA0062	LC TRIBAL 9-8D-56, LC TRIBAL 15-8D-56	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	04/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M382	115	446565	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038759000	UTJOA0063	LC FEE 10-31D-45, LC FEE 1-31D-45	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	02/15/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M382	123	446566	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038763000	UTJOA0067	LC TRIBAL 11-29D-56, LC TRIBAL 1-29-56	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	06/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M384	632	448816	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038764000	UTJOA0068	LC FEE 1-22-57 - OUTSIDE PARTIES	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	05/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M386	30	449814	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038765000	UTJOA0069	LC FEE 9-12D-57 - OUTSIDE PARTIES	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	05/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M387	57	450432	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038766000	UTJOA0070	LC TRIBAL 6-28-45, LC TRIBAL 2-28D-45, LC TRIBAL 9	BERRY PETROLEUM COMPANY	UTE ENERGY UPSTREAM HOLDINGS, LLC	08/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M386	648	450225	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038767000	UTJOA0071	LC TRIBAL 3-34-45	BERRY PETROLEUM COMPANY	UTE ENERGY UPSTREAM HOLDINGS, LLC	07/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M386	654	450226	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038768000	UTJOA0072	LC FEE 2-20D-56, LC FEE 5-20D-56, LC TRIBAL 11-20D	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	07/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M387	296	450671	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038769000	UTJOA0073	LC FEE 9-19-56	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	06/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M387	275	450669	UT	DUCHESNE

Schedule 5, Page 18

JOINT OPERATING AGREEMENT	C038770000	UTJOA0074	LC FEE 2-20D-56 (OUTSIDE PARTIES)	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	07/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M387	283	450670	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038772000	UTJOA0076	LC FEE 2-20D-56 (FINLEY RESOURCES)	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	07/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M389	5	452158	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038773000	UTJOA0077	LC FEE 9-12D-57	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	05/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M389	85	452323	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038774000	UTJOA0078	LC FEE 1-22-57	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	05/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M389	95	452324	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038775000	UTJOA0079	LC TRIBAL 12-32-45, LC TRIBAL 3-32D-45	BERRY PETROLEUM COMPANY	UTE ENERGY UPSTREAM HOLDINGS, LLC	10/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M389	273	452512	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038776000	UTJOA0080	LC TRIBAL 4-33D-45	BERRY PETROLEUM COMPANY	UTE ENERGY UPSTREAM HOLDINGS, LLC	11/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M389	267	452511	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038777000	UTJOA0081	LC TRIBAL 7-27-45	BERRY PETROLEUM COMPANY	UTE ENERGY UPSTREAM HOLDINGS, LLC	08/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M389	254	452509	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038778000	UTJOA0082	LC TRIBAL 11-24-45	BERRY PETROLEUM COMPANY	UTE ENERGY UPSTREAM HOLDINGS, LLC	09/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M389	248	452508	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038779000	UTJOA0083	WILCOX FEE 1-20-56	BERRY PETROLEUM COMPANY	UTE ENERGY UPSTREAM HOLDINGS, LLC, ET AL	10/01/2008	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M389	260	452510	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038780000	UTJOA0084	LC TRIBAL 9-7D-56, LC TRIBAL 1-7D-56	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	10/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M389	400	452728	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038781000	UTJOA0085	LC FEE 5-20D-56 (OUTSIDE PARTIES)	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	10/15/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M395	208	455387	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038782000	UTJOA0086	LC FEE 1-1-56	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	12/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M395	653	455887	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038783000	UTJOA0087	LC TRIBAL 1-23D-45	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	12/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M395	661	455888	UT	DUCHESNE

Schedule 5, Page 19

JOINT OPERATING AGREEMENT	C038784000	UTJOA0088	LC TRIBAL 11-10D-56, LC TRIBAL 9-10D-56	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	12/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M395	698	455958	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038785000	UTJOA0089	LC FEE 2-20D-56 (T C CRAIGHEAD & COMPANY)	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	07/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M398	805	457668	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038786000	UTJOA0090	7-30-46 DLB	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	04/01/2013	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M400	169	458584	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038787000	UTJOA0091	WILCOX ELIASON 7-15-56 (OUTSIDE PARTIES)	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	03/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M399	805	458380	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038788000	UTJOA0092	LC TRIBAL 15-34-56, LC TRIBAL 1-34D-56	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION, ET AL	02/01/2013	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M401	188	459608	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038790000	UTJOA0094	LC FEE 16-36-56	BERRY PETROLEUM COMPANY	CRESCENT POINT ENERGY U.S. CORP.	06/01/2013	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M406	490	463987	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038791000	UTJOA0095	LC TRIBAL 9-32D-56	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION	10/01/2013	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M411	108	467288	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038792000	UTJOA0096	LC TRIBAL 3-33-56	BERRY PETROLEUM COMPANY	CRESCENT POINT ENERGY U.S. CORP.	10/01/2013	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M411	432	467580	UT	DUCHESNE
COMMUNITIZATION AGREEMENT	C038812000	UTPA01011	INDIAN COMMUNITIZATION AGREEMENT - FOY TRIBAL 12H-	BERRY PETROLEUM COMPANY	UTE INDIAN TRIBE, ET AL	12/15/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
MISCELLANEOUS	C038834000	UTXC01092	ACREAGE EXCHANGE AGREEMENT	EOG RESOURCES, INC. / DOMINION EXPLORATION & PRODUCTION, INC. / BERRY PETROLEUM COMPANY	BERRY PETROLEUM COMPANY	06/15/2005	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
MISCELLANEOUS	C038835000	UTXC01107	COOPERATIVE AGREEMENT	BERRY PETROLEUM COMPANY	UTAH DIVISION OF WILDLIFE RESOURCES	12/04/2008	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
PURCHASE AND SALE AGREEMENT	C038854000	UTXC01142	ASSIGNMENT OF OIL AND GAS LEASES	BERRY PETROLEUM COMPANY	WPS PROPERTIES, LLC	12/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043362000		UTU 81701 TRANSFER OF OPERATING RIGHTS	LANCE O&G CO AND BERRY PETROLEUM CO	DOMINION EXPL & PROD CO AND EOG RESOURCES, INC	01/01/2007	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE

Schedule 5, Page 20

ASSIGNMENT	C043366000	ASSIGNMENT OF PARTIAL INT IN OGL	BERRY PETROLEUM COMPANY, LLC	BILL BARRETT CORPORATION AND CRESCENT POINT ENERGY US CORP	11/15/2014	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043369000	ASN BERRY PETROLEUM COMPANY	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION	06/01/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043371000	TRANSFER OPERATING RIGHTS UTU 81702	LANCE OIL & GAS COMPANY INC AND BERRY PETROLEUM CO INC	DOMINION EXPL & PROD INC AND EOG RESOURCES INC	01/01/2007	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043375000	TRANSFER OF OPERATING RIGHTS	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION	12/01/2008	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043379000	UTU 81703 TRANSFER OF OPERATING RIGHTS	LANCE OIL & GAS COMPANY INC AND BERRY PETROLEUM CO	DOMINION EXPL & PROD INC AND EOG RESOURCES INC	01/01/2007	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043381000	ASSIGNMENT OF PARTIAL INT IN OGL	BERRY PETROLEUM COMPANY	CRESCENT POINT ENERGY US CORP	01/01/2013	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043383000	ASSIGNMENT OF PARTIAL INT IN OGL	BERRY PETROLEUM COMPANY LLC	CRESCENT POINT ENERGY US CORP	01/15/2015	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043386000	ASSIGNMENT OF PARTIAL INT IN OGL	BERRY PETROLEUM COMPANY	CRESCENT POINT ENERGY US CORP	02/23/2013	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043389000	ASSIGNMENT OF PARTIAL INT IN OGL	BERRY PETROLEUM COMPANY	CRESCENT POINT ENERGY US CORP	05/01/2013	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043392000	ASSIGNMENT OF PARTIAL INT IN OGL	BERRY PETROLEUM COMPANY	CRESCENT POINT ENERGY US CORPORATION	12/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043394000	ASSIGNMENT OF OIL AND GAS LEASE	BERRY PETROLEUM COMPANY	UTE ENERGY, LLC	06/01/2009	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043396000	ASSGN PARTIAL INTEREST IN O&G LEASES	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION	06/01/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043397000	ASSIGNMENT OF OIL AND GAS LEASES	BERRY PETROLEUM COMPANY	WPS PROPERTIES, LLC	12/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE

Schedule 5, Page 21

ASSIGNMENT	C043410000	ASSIGNMENT OF PARTIAL INTEREST IN O&G LEASES	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION	06/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043442000	ASN BERRY PETROLEUM COMPANY	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION	06/15/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043444000	ASSIGNMENT OF PARTIAL INTEREST IN OIL AND GAS LEAS	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION	04/15/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043449000	ASN BERRY PETROLEUM CORPORATION	BERRY PETROLEUM CORPORATION	BILL BARRETT CORPORATION	06/25/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043452000	UTU 81699 TRANSFER OF OPERATING RIGHTS	LANCE OIL & GAS COMPANY INC AND BERRY PETROLEUM COMPANY	DOMINION EXPLORATION & PROD INC AND EOG RESOURCES INC	01/01/2007	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043456000	ASN BERRY PETROLEUM COMPANY	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION	07/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043458000	UTU 81700 TRANSFER OF OPERATING RIGHTS	LANCE OIL & GAS COMPANY INC AND BERRY PETROLEUM COMPANY	DOMINION EXPLORATION & PROD INC AND EOG RESOURCES INC	01/01/2007	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043459000	ASSIGNMENT OF PARTIAL INTEREST IN OIL & GAS LEASES	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION	03/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043463000	ASSIGNMENT OF PARTIAL INTEREST IN OIL AND GAS LEAS	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION	02/01/2013	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043468000	ASSIGNMENT OF PARTIAL INT IN O&G LEASES	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION	07/02/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043469000	ASSIGNMENT OF PARTIAL INT IN O&G LEASES	BERRY PETROLEUM COMPANY LLC	BILL BARRETT CORPORATION	09/01/2013	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043471000	ASSIGNMENT OF PARTIAL IN IN O&G LEASE	BERRY PETROLEUM COMPANY LLC	BILL BARRETT CORPORATION AND CRESCENT POINT ENERGY US CORP	06/15/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE

Schedule 5, Page 22

ASSIGNMENT	C043477000	PARTIAL ASSIGNMENT OF OIL AND GAS LEASES	BERRY PETROLEUM COMPANY, LLC	BILL BARRETT CORPORATION	02/01/2014	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043478000	ASSIGNMENT OF PARTIAL INTEREST IN OIL AND GAS LEAS	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION	11/05/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043480000	ASSIGNMENT OF PARTIAL INTEREST IN O&G LEASES	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION AND CRESCENT POINT ENERGY US CORPORATION	12/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043482000	ASSIGNMENT OF PARTIAL INTEREST IN OIL AND GAS LEAS	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION AND UTE UPSTREAM HOLDINGS LLC	02/10/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043483000	ASSIGNMENT OF PARTIAL INTEREST IN OIL & GAS LEASES	BERRY PETROLEUM COMPANY, LLC	BILL BARRETT CORPORATION	03/16/2013	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043484000	ASSIGNMENT OF PARTIAL INTEREST IN O&G LEASES	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION AND UTE ENERGY UPSTREAM HOLDINGS LLC	01/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043488000	ASSIGNMENT OF PARTIAL INTEREST IN OIL AND GAS LEAS	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION AND UTE UPSTREAM HOLDINGS LLC	02/10/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043489000	ASSIGNMENT OF PARTIAL INTEREST IN O&G LEASES	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION AND UTE ENERGY UPSTREAM HOLDINGS LLC	01/15/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043493000	ASSIGNMENT OF PARTIAL INTEREST IN OIL AND GAS LEAS	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION AND UTE ENERGY UPSTREAM HOLDINGS LLC	06/02/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE

Schedule 5, Page 23

ASSIGNMENT	C043494000		ASSIGNMENT OF PARTIAL INTEREST IN O&G LEASES	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION AND UTE ENERGY UPSTREAM HOLDINGS LLC	02/07/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043502000		ASSIGNMENT OF PARTIAL INTEREST IN OIL AND GAS LEAS	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION	08/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043506000		ASSIGNMENT OF PARTIAL INTEREST IN OIL AND GAS LEAS	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION AND UTE ENERGY UPSTREAM HOLDINGS	11/01/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043508000		ASSIGNMENT OF PARTIAL INTEREST IN O&G LEASES	BERRY PETROLEUM COMPANY LLC	BILL BARRETT CORPORATION	01/01/2015	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043509000		ASSIGNMENT OF PARTIAL INTEREST IN OIL AND GAS LEAS	BERRY PETROLEUM COMPANY LLC	BILL BARRETT CORPORATION	03/04/2014	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043511000		ASSIGNMENT OF PARTIAL INTEREST IN OIL AND GAS LEAS	BERRY PETROLEUM COMPANY LLC	BILL BARRETT CORPORATION	03/04/2014	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043450000		ASSIGNMENT OF PARTIAL INTEREST IN OIL & GAS LEASES	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION	04/15/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	WASATCH
ASSIGNMENT	C043455000		ASSIGNMENT OF PARTIAL INTEREST IN OIL & GAS LEASES	BERRY PETROLEUM COMPANY	BILL BARRETT CORPORATION	04/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	WASATCH
JOINT OPERATING AGREEMENT	C038575000	TXJOA00004	HAZEL BYRNE GAS UNIT NO 3	BERRY PETROLEUM COMPANY	ANADARKO E & P COMPANY LP	10/01/2009	DIV02 - OKLAHOMA CITY	BU055 - TEXLA	TX	HARRISON	2010-000001240	TX	HARRISON
JOINT OPERATING AGREEMENT	C038578000	TXJOA00007	JENK HAZB GU1	BERRY PETROLEUM COMPANY	PROSPECTIVE INVESTMENT & TRADING CO	01/27/2010	DIV02 - OKLAHOMA CITY	BU055 - TEXLA	TX	HARRISON	2010-000006704	TX	HARRISON
JOINT OPERATING AGREEMENT	C038579000	TXJOA00008	JENKINS EAST GU 1	BERRY PETROLEUM COMPANY	JETTA OPERATING INC	03/23/2010	DIV02 - OKLAHOMA CITY	BU055 - TEXLA	TX	HARRISON	2010-000011973	TX	HARRISON
JOINT OPERATING AGREEMENT	C038581000	TXJOA00010	DOYH-MEKH GU1	BERRY PETROLEUM COMPANY	MARATHON PETROLEUM COMPANY ETAL	08/26/2010	DIV02 - OKLAHOMA CITY	BU055 - TEXLA	TX	HARRISON	2010-000015031	TX	HARRISON
MISCELLANEOUS	C038667000	TXXC02075	DEED OF TRUST	BERRY PETROLEUM COMPANY	WELLS FARGO BANK	07/15/2008	DIV02 - OKLAHOMA CITY	BU055 - TEXLA	TX	HARRISON

Schedule 5, Page 24

JOINT OPERATING AGREEMENT	C042930000		DOYH MEKH GAS UNIT	BERRY PETROLEUM COMPANY		08/26/2010	DIV02 - OKLAHOMA CITY	BU055 - TEXLA	TX	HARRISON
LETTER AGREEMENT	C038469000	CAXC02000	NOTICE OF INTENT TO PRESERVE MINERAL RIGHTS - BPC	BERRY PETROLEUM COMPANY	PUBLIC	11/02/1990	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	FRESNO			90143562	CA	FRESNO
LETTER AGREEMENT	C038469000	CAXC02000	NOTICE OF INTENT TO PRESERVE MINERAL RIGHTS - BPC	BERRY PETROLEUM COMPANY	PUBLIC	11/02/1990	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	FRESNO			8919289	CA	KINGS
LETTER AGREEMENT	C038469000	CAXC02000	NOTICE OF INTENT TO PRESERVE MINERAL RIGHTS - BPC	BERRY PETROLEUM COMPANY	PUBLIC	11/02/1990	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	FRESNO	6330	2043	96710	CA	KERN
LETTER AGREEMENT	C038469000	CAXC02000	NOTICE OF INTENT TO PRESERVE MINERAL RIGHTS - BPC	BERRY PETROLEUM COMPANY	PUBLIC	11/02/1990	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	FRESNO	6328	1736	94520	CA	KERN
LETTER AGREEMENT	C038469000	CAXC02000	NOTICE OF INTENT TO PRESERVE MINERAL RIGHTS - BPC	BERRY PETROLEUM COMPANY	PUBLIC	11/02/1990	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	FRESNO			89121311	CA	SAN JOAQUIN
LETTER AGREEMENT	C038469000	CAXC02000	NOTICE OF INTENT TO PRESERVE MINERAL RIGHTS - BPC	BERRY PETROLEUM COMPANY	PUBLIC	11/02/1990	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	FRESNO	3437	816	88354	CA	SAN LUIS OBISPO
LETTER AGREEMENT	C038469000	CAXC02000	NOTICE OF INTENT TO PRESERVE MINERAL RIGHTS - BPC	BERRY PETROLEUM COMPANY	PUBLIC	11/02/1990	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	FRESNO			104926	CA	STANISLAUS
LETTER AGREEMENT	C038469000	CAXC02000	NOTICE OF INTENT TO PRESERVE MINERAL RIGHTS - BPC	BERRY PETROLEUM COMPANY	PUBLIC	11/02/1990	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	FRESNO	4927	870	75099	CA	TULARE
LETTER AGREEMENT	C038469000	CAXC02000	NOTICE OF INTENT TO PRESERVE MINERAL RIGHTS - BPC	BERRY PETROLEUM COMPANY	PUBLIC	11/02/1990	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	FRESNO			89-207160	CA	VENTURA
LETTER AGREEMENT	C038469000	CAXC02000	NOTICE OF INTENT TO PRESERVE MINERAL RIGHTS - BPC	BERRY PETROLEUM COMPANY	PUBLIC	11/02/1990	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	FRESNO			89-207159	CA	VENTURA
LETTER AGREEMENT	C038469000	CAXC02000	NOTICE OF INTENT TO PRESERVE MINERAL RIGHTS - BPC	BERRY PETROLEUM COMPANY	PUBLIC	11/02/1990	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	FRESNO	6330	2041	96708	CA	KERN
LETTER AGREEMENT	C038469000	CAXC02000	NOTICE OF INTENT TO PRESERVE MINERAL RIGHTS - BPC	BERRY PETROLEUM COMPANY	PUBLIC	11/02/1990	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	FRESNO	6328	1735	94519	CA	KERN
LETTER AGREEMENT	C038469000	CAXC02000	NOTICE OF INTENT TO PRESERVE MINERAL RIGHTS - BPC	BERRY PETROLEUM COMPANY	PUBLIC	11/02/1990	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	FRESNO	6330	2042	96709	CA	KERN
LETTER AGREEMENT	C038469000	CAXC02000	NOTICE OF INTENT TO PRESERVE MINERAL RIGHTS - BPC	BERRY PETROLEUM COMPANY	PUBLIC	11/02/1990	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	FRESNO			89121312	CA	SAN JOAQUIN

Schedule 5, Page 25

JOINT OPERATING AGREEMENT	C038432000	CAJOA01000	FORMAX JOA	BERRY PETROLEUM COMPANY	CHARLES E HINKLE ETAL	12/13/2004	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
GRAZING AGREEMENT	C038445000	CAMCL02453/000	GRAZING LEASE T31SR22E11 - CONCURRENT WITH 8' GAS	BERRY PETROLEUM COMPANY	EYHERABIDE SHEEP COMPANY	01/15/2008	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
GRAZING AGREEMENT	C038446000	CAMCL02466	GRAZING LEASE T27SR27E23 - BPC TO GRETLEIN	BERRY PETROLEUM COMPANY	JOHN C GRETLEIN	04/27/2010	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
GRAZING AGREEMENT	C038452000	CAMCL02473	GRAZING LEASE T11NR24E15, 21, 22, 27, 28 - CASUR10	BERRY PETROLEUM COMPANY	JAMES F "JIM" ETCHEVERRY DBA EUREKA LIVESTOCK LLC	01/01/1989	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
GRAZING AGREEMENT	C038453000	CAMCL02476/000	GRAZING LEASET28SR28E17 - CAFEE1084	BERRY PETROLEUM COMPANY	WENDELL WELLER TRUST	05/01/2012	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
PURCHASE AND SALE AGREEMENT	C038477000	CAXC02097	ASSET SALE CONTRACT - MCKITTRICK FIELD (UPPER TULA	CHEVRON - BERRY		10/01/1991	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
FACILITY LEASE	C043312000	CAMCL02458	SUBLEASE - 5201 TRUXTUN AVENUE	BERRY PETROLEUM COMPANY	PROSOFT TECHNOLOGY, INC.	04/08/2009	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
ASSIGNMENT	C043316000	CAXCO2208	ASN CONSENT TO ASSIGN BERRY/GODWARD	BERRY PETROLEUM COMPANY	COOLEY GODWARD LLP	02/13/1997	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
LETTER AGREEMENT	C043318000	CAXC02210	POWER PURCHASE AGRMT - UNIFORM STANDARD OFFER 1 -	BERRY PETROLEUM COMPANY	PACIFIC GAS AND ELECTRIC COMPANY	02/04/1997	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
MISCELLANEOUS	C043321000	CAXC02211	POWER PURCHASE AGRMT - UNIFORM STANDARD OFFER 2 -	BERRY PETROLEUM COMPANY	PACIFIC GAS AND ELECTRIC COMPANY	11/20/1985	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
MISCELLANEOUS	C043329000	CAXC02214	INDEMNITY AGREEMENT - BERRY COGEN 42/18/38	BERRY PETROLEUM CORP	MONARCH COGENERATION 1986-1, SLORA TURBINES INC AND STI CAPITAL COMPANY	04/01/1997	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN	NOT RECORDED	CA	KERN

Schedule 5, Page 26

JOINT VENTURE AGREEMENT	C043346000	CAXC02111	AGRMT GOVERNING JV - KERN RIVER-MOJAVE PIPELINE LA	MOBIL OIL CORPORATION, BERRY PETROLEUM COMPANY, CHALK CLIFF LIMITED, TANNEHILL OIL COMPANY	MOBIL OIL CORPORATION, BERRY PETROLEUM COMPANY, CHALK CLIFF LIMITED, TANNEHILL OIL COMPANY	12/02/1991	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
JOINT VENTURE AGREEMENT	C043348000	CAXC02127	AGRMT GOVERNING JV - SOUTH MIDWAY BDT SERVICE PIPE	BERRY PETROLEUM COMPANY, CHALK CLIFF LIMTIED, TANNEHILL OIL COMPANY	BERRY PETROLEUM COMPANY, CHALK CLIFF LIMTIED, TANNEHILL OIL COMPANY	01/08/1992	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
FACILITY LEASE	C043338000	CAXC02402	INTERCONNECTION FACILITIES AGREEMENT (WDAT) - UNIT	BERRY PETROLEUM COMPANY	SOUTHERN CALIFORNIA EDISON COMPANY	06/01/2002	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	LOS ANGELES
FACILITY LEASE	C038506000	COMCL11444	PETROLEUM DEVELOPMENT CORPORATION	BERRY PETROLEUM COMPANY	BERRY PETROLEUM COMPANY	05/26/2010	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
UNIT DESIGNATION	C038516000	COPA10038	NORTH PARACHUTE RANCH UNIT AGREEMENT	ENCANA OIL AND GAS (USA) INC	BERRY PETROLEUM COMPANY / OXY USA INC. ET AL	04/07/2010	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
FARMOUT AGREEMENT	C038550000	COXC01089	CARRY AND EARNING AGREEMENT	ENCANA OIL & GAS INC	BERRY PETROLEUM COMPANY	06/07/2006	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
SALT WATER DISPOSAL AGREEMENT	C038562000	COXC01297	WATER INJECTION OPERATIONS AGREEMENT	CHEVRON USA INC	BERRY PETROLEUM COMPANY	06/01/2012	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
LETTER AGREEMENT	C038566000	COXC01302	ROAD MAINTENANCE AGREEMENT	WILLIAMS PRODUCTION RMT COMPANY	BERRY PETROLEUM COMPANY	01/01/2007	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
LETTER AGREEMENT	C038567000	COXC01303	MARATHON OIL COMPANY ET AL	MARATHON OIL COMPANY	BERRY PETROLEUM COMPANY / TETON PICEANCE LLC / PGR PARTNERS LLC	06/26/2007	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
ASSIGNMENT	C042747000		ENCANA OIL & GAS INC TO BERRY PETROLEUM COMPANY	ENCANA OIL & GAS (USA) INC	BERRY PETROLEUM COMPANY	11/11/2009	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
MISCELLANEOUS	C038828000	UTXC01058	DEVELOPMENT AGREEMENT - COYOTE FLATS PROJECT AREA	PETRO-CANADA RESOURCES (USA) INC	BERRY PETROLEUM COMPANY	12/06/2004	DIV01 - HOUSTON	BU050 - UINTA	UT	CARBON
ASSIGNMENT	C043464000		WELLBORE ASSIGNMENT AND BILL OF SALE	LANCE OIL & GAS COMPANY INC	BERRY PETROLEUM COMPANY	12/31/2004	DIV01 - HOUSTON	BU050 - UINTA	UT	CARBON
Schedule 5, Page 27

ASSIGNMENT	C036703000	C046823	ASN VENTURE ENERGY/BERRY SLA789	VENTURE ENERGY LLC	BERRY PETROLEUM COMPANY, LLC	07/20/2015	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C036709000	C046830	ASN VENTURE ENERGY/BERRY SLA790	VENTURE ENERGY LLC	BERRY PETROLEUM COMPANY	07/20/2015	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C036712000	C046834	ASN VENTURE ENERGY/BERRY SLA791	VENTURE ENERGY LLC	BERRY PETROLEUM COMPANY	07/20/2015	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038705000	UTJOA0007	5-34-46 DLB	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY, LLC	10/01/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038706000	UTJOA0008	14X-22-46 DLB	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY, LLC	05/01/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038707000	UTJOA0009	5-33-46 DLB, LC TRIBAL 13H-33-46	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY, LLC	10/01/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038708000	UTJOA0010	7-29-46 DLB	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY, LLC	04/01/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038709000	UTJOA0011	7-28-46 DLB	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY, LLC	11/01/2007	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038710000	UTJOA0012	12-15-56 DLB	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY, LLC	09/01/2005	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038716000	UTJOA0019	LC FEE 12H-32-46	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY, ET AL	04/01/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M363	293	434328	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038717000	UTJOA0020	LC TRIBAL 13H-20-46, 7-20-46 DLB	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY, ET AL	04/01/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M363	326	434331	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038722000	UTJOA0025	LC TRIBAL 12H-28-46	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY, ET AL	07/11/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M370	196	437193	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038723000	UTJOA0026	LC TRIBAL 13H-21-46, 7-21-46 DLB	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY, ET AL	07/11/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M370	190	437192	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038725000	UTJOA0028	LC TRIBAL 1H-27-46	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY, ET AL	09/01/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M372	217	438962	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038760000	UTJOA0064	LC TRIBAL 14-23D-47, LC TRIBAL 16-23D-47	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY, ET AL	07/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M382	740	447102	UT	DUCHESNE

Schedule 5, Page 28

JOINT OPERATING AGREEMENT	C038762000	UTJOA0066	LC TRIBAL 15-24D-46	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY, ET AL	07/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M382	745	447103	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038789000	UTJOA0093	7-19-46 DLB	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY, ET AL	04/01/2013	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE	M402	277	460521	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038795000	UTJOA0099	JOINT OPERATING AGREEMENT	EP ENERGY E&P COMPANY, L.P.	BERRY PETROLEUM COMPANY, ET AL	04/07/2015	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
FACILITY LEASE	C038796000	UTMCL01043	COMPRESSOR SITE LOCATED ON TABBY CANYON 1-21 WELL	UTE INDIAN TRIBE	BERRY PETROLEUM COMPANY	01/01/2000	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
FACILITY LEASE	C038797000	UTMCL01044	BIA 14-20-H62-5546 GAS CONDITIONING PLANT	UTE INDIAN TRIBE	BERRY PETROLEUM COMPANY	11/09/2005	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
COMMUNITIZATION AGREEMENT	C038805000	UTPA01004	COMMUNITIZATION AGREEMENT - DLB 12-15-56 WELL	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY, ET AL	04/12/2006	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
UNIT DESIGNATION	C038807000	UTPA01006	FORCED POOLING ORDER	OIL, GAS MINING DEPARTMENT OF NATURAL RESOURCES STATE OF UTAH	BERRY PETROLEUM COMPANY	12/20/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
PURCHASE AND SALE AGREEMENT	C038813000	UTXC01003	PURCHASE AND SALE AGREEMENT	WILLIAMS PRODUCTION RMT COMPANY	BERRY PETROLEUM COMPANY	04/01/2003	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
MISCELLANEOUS	C038829000	UTXC01059	JOINT BID AGREEMENT	LANCE OIL & GAS COMPANY, INC	BERRY PETROLEUM COMPANY	09/07/2004	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
PURCHASE AND SALE AGREEMENT	C038830000	UTXC01072	PURCHASE AND SALE AGREEMENT	SOUTHERN CALIFORNIA MERGERS AND ACQUISITIONS, INC	BERRY PETROLEUM COMPANY	10/31/2005	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
PURCHASE AND SALE AGREEMENT	C038832000	UTXC01074	PURCHASE AND SALE AGREEMENT	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	09/29/2004	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C038833000	UTXC01086	OPERATING AGREEMENT OF LAKE CANYON TRANSPORTATION	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY / UTE INDIAN TRIBE	04/12/2006	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE

Schedule 5, Page 29

MISCELLANEOUS	C038834000	UTXC01092	ACREAGE EXCHANGE AGREEMENT	EOG RESOURCES, INC. / DOMINION EXPLORATION & PRODUCTION, INC. / BERRY PETROLEUM COMPANY	BERRY PETROLEUM COMPANY	06/15/2005	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
MISCELLANEOUS	C038840000	UTXC01128	LAKE CANYON ENVIRONMENTAL AND BIOLOGICAL ASSESSMEN	BUREAU OF INDIAN AFFAIRS	BERRY PETROLEUM COMPANY	08/03/2006	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
MISCELLANEOUS	C038841000	UTXC01129	BRUNDAGE CANYON ENVIRONMENTA ASSESSMENT	BUREAU OF INDIAN AFFAIRS	BERRY PETROLEUM COMPANY	05/16/2006	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
PURCHASE AND SALE AGREEMENT	C038846000	UTXC01134	PURCHASE AND SALE AGREEMENT	UTE/FNR LLC	FIML NATURAL RESOURCES, LLC / UTE ENERGY LLC / BERRY PETROLEUM COMPANY	08/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
SALT WATER DISPOSAL AGREEMENT	C038851000	UTXC01139	EPA UIC PERMIT FOR UTE TRIBAL 11-13-54 SWD	ENVIORNMENTAL PROTECTION AGENCY (EPA)	BERRY PETROLEUM COMPANY	03/26/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
SALT WATER DISPOSAL AGREEMENT	C038852000	UTXC01140	EPA UIC PERMIT FOR UTE TRIBAL 7-19-55 SWD	ENVIORNMENTAL PROTECTION AGENCY (EPA)	BERRY PETROLEUM COMPANY	02/19/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
SALT WATER DISPOSAL AGREEMENT	C038853000	UTXC01141	EPA UIC PERMIT FOR UTE TRIBAL 5-25-56 SWD	ENVIORNMENTAL PROTECTION AGENCY (EPA)	BERRY PETROLEUM COMPANY	03/31/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
JOINT VENTURE AGREEMENT	C038855000	UTXC01143	WATER APPROPRIATION AGREEMENT	STATE OF UTAH DIVISION OF WATER RIGHTS	BERRY PETROLEUM COMPANY	09/14/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043361000		ABOS FIML TO BERRY 8/1/12	FIML NATURAL RESOURCES, LLC	BERRY PETROLEUM COMPANY	08/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043363000		ASSIGNMENT AND BILL OF SALE	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	10/14/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043365000		ABOS UTE/FNR LLC TO BERRY 8/1/12	UTE/FNR LLC	BERRY PETROLEUM COMPANY	08/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043367000		ASSIGNMENT OF PARTIAL INTEREST IN OIL & GAS LEASES	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	11/01/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE

Schedule 5, Page 30

ASSIGNMENT	C043368000	ABOS UTE/FNR LLC TO BERRY 8/1/12 ROW	UTE/FNR LLC	BERRY PETROLEUM COMPANY	08/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043370000	ASSN FIML TO BERRY 8/1/12 2ND	FIML NATURAL RESOURCES, LLC	BERRY PETROLEUM COMPANY	08/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043372000	ASSN OF PARTIAL O&G INTEREST	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	01/01/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043373000	ASSIGNMENT OF PARTIAL INTEREST IN OIL & GAS LEASES	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	11/02/2009	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043374000	PARTIAL ASSN OIL AND GAS LEASES	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	01/01/2014	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043376000	ASSIGNMENT OF OIL AND GAS LEASE	ESTATE OF MARY ALICE PENDLETON POINDEXTER	BERRY PETROLEUM COMPANY, LLC	03/01/2014	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043377000	PARTIAL ASSIGNEMENT OF OIL AND GAS LEASES	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	11/15/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043378000	PARTIAL ASSIGNMENT OF OIL AND GAS LEASES	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	02/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043382000	ASSIGNMENT OF OIL AND GAS LEASE	TALISMAN ENERGY USA, INC	BERRY PETROLEUM COMPANY, LLC	05/01/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043384000	PARTIAL ASSIGNMENT OF OIL AND GAS LEASES	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY LLC	02/03/2014	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043385000	ASSIGNMENT OF PARTIAL INTERESTS IN O&G LEASES	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	02/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043387000	PARTIAL ASSIGNMENT OF OIL AND GAS LEASES	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	07/19/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043390000	ASSIGNMENT OF PARTIAL INTEREST IN O&G LEASES	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	02/06/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043391000	UNAPPROVED-UTU 8894A TRANSFER OF OPERATING RIGHTS	TALISMAN OIL & GAS COMPANY	BERRY PETROLEUM COMPANY	07/17/2013	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043393000	PARTIAL ASSIGNMENT OF OIL AND GAS LEASES	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	02/13/2013	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE

Schedule 5, Page 31

ASSIGNMENT	C043395000	UNAPPROVED-UTU 8895A TRANSFER OF OPERATING RIGHTS	TALISMAN OIL & GAS COMPANY	BERRY PETROLEUM COMPANY	07/17/2013	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043398000	CORRECTION ASSIGNMENT OF PARTIAL INTEREST IN O&G L	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	06/28/2007	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043399000	UNAPPROVED-UTU 8897A TRANSFER OF OPERATING RIGHTS	TALISMAN OIL & GAS COMPANY	BERRY PETROLEUM COMPANY	07/17/2013	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043400000	PARTIAL ASSIGNMENT OF OIL AND GAS LEASES	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	03/01/2014	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043401000	UTU 81700 ASSINGMENT OF RECORD TITLE INTEREST	LANCE OIL & GAS COMPANY INC	BERRY PETROLEUM COMPANY	05/01/2006	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043402000	ASSIGNMENT OF MINING LEASE	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	05/13/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043403000	ASSIGNMENT OF OIL AND GAS LEASES	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	03/17/2013	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043404000	TRANSFER OF OPERATING RIGHTS	BILL BARRETT CORPORATION	BERRY PETROLEUM CORPORATION	07/01/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043405000	UTU 8894-A TRANSFER OF OPERATING RIGHTS	BURLINGTON RESOURCES OIL AND GAS COMPANY, LP	BERRY PETROLEUM COMPANY, LLC	08/01/2014	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043406000	PARTIAL ASSIGNMENT OF OIL AND GAS LEASES	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY ET AL	04/01/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043407000	PARTIAL ASSIGNMENT OF OIL AND GAS LEASES	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	02/01/2014	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043408000	PARTIAL ASSIGNMENT OF OIL AND GAS LEASES	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	05/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043409000	ASSIGNMENT OF PARTIAL INTEREST IN OIL & GAS LEASES	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	12/03/2004	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043411000	ASSIGNMENT OF OIL AND GAS LEASE	BURLINGTON RESOURCES OIL AND GAS COMPANY, LP	BERRY PETROLEUM COMPANY, LLC	05/01/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043412000	UNRECORDED - ASSIGNM PARTIAL INT O&G LEASES	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	06/01/2007	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE

Schedule 5, Page 32

ASSIGNMENT	C043414000	ASSIGNMENT OF PARTIAL INT IN O&G LEASES	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	06/01/2009	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043415000	ASSIGNMENT OF PARTIAL INTEREST IN O&G LEASES	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	06/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043416000	UTU 8894-A TRANSFER OF OPERATING RIGHTS	CHEVRON MIDCONTINENT, LP	BERRY PETROLEUM COMPANY	12/01/2013	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043417000	ASSIGNMENT OF PARTIAL INTEREST IN OIL & GAS LEASES	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY LLC	03/03/2014	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043418000	UTU 8895-A TRANSFER OF OPERATING RIGHTS	CHEVRON MIDCONTINENT, LP	BERRY PETROLEUM COMPANY	12/01/2013	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043419000	ASSIGNMENT OF PARTIAL INTEREST IN O&G LEASES	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	07/01/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043421000	UTU 81701 ASSIGNMENT OF RECORD TITLE INTEREST	LANCE OIL & GAS COMPANY INC	BERRY PETROLEUM COMPANY	05/01/2006	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043422000	UTU 81702 ASSIGNMENT OF RECORD TITLE INTEREST	LANCE OIL & GAS COMPANY INC	BERRY PETROLEUM COMPANY	05/01/2006	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043423000	UTU 81703 ASSIGNMENT OF RECORD TITLE INTEREST	LANCE OIL & GAS COMPANY INC	BERRY PETROLEUM COMPANY	05/01/2006	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043433000	UTU 8897-A TRANSFER OF OPERATING RIGHTS	CHEVRON MIDCONTINENT LP	BERRY PETROLEUM COMPANY	12/01/2013	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043435000	QUIT CLAIM DEED	CHEVRON MIDCONTINENT LP	BERRY PETROLEUM COMPANY	10/29/2013	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043437000	UTU 8894A ASSIGNMENT AND CONVEYANCE OF OGL AND BOS	DEVON ENERGY PRODUCTION COMPANY LP	BERRY PETROLEUM COMPANY	05/01/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043438000	ASSIGNMENT OF OIL AND GAS LEASES	EL PASO PRODUCTION COMPANY	BERRY PETROLEUM COMPANY	11/11/2003	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043440000	OPERATING RIGHTS OIL AND GAS LEASE ASSIGNMENT	EOG RESOURCES INC AND DOMINION EXPLORATION & PROD INC	LANCE OIL & GAS CO(50%) AND BERRY PETROLEUM COMPANY(50%)	06/01/2005	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043441000	ASSIGNMENT OF OIL AND GAS LEASE	TRANSCONTINENT OIL COMPANY	BERRY PETROLEUM COMPANY, LLC	01/14/2009	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE

Schedule 5, Page 33

ASSIGNMENT	C043443000	ASSIGNMENT OF OIL AND GAS LEASES	TRANSCONTINENT OIL COMPANY	BERRY PETROLEUM COMPANY, LLC	03/16/2009	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043445000	TRANSFER OF OPERATING RIGHTS	EOG RESOURCES INC AND DOMINION EXPLORATION & PROD CO	LANCE OIL & GAS CO INC AND BERRY PETROLEUM COMPANY	12/01/2006	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043446000	ASSIGNMENT OF OIL AND GAS LEASES	TRANSCONTINENT OIL COMPANY	BERRY PETROLEUM COMPANY, LLC	04/26/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043447000	PARTIAL ASSIGNMENT OF OIL AND GAS LEASES	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	07/10/2013	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043448000	ASSIGNMENT OF OIL AND GAS LEASES	FIDELITY EXPLORATION & PRODUCTION COMPANY	BERRY PETROLEUM COMPANY	05/01/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043451000	ASSIGNMENT OF OIL AND GAS LEASES	TRANSCONTINENT OIL COMPANY	BERRY PETROLEUM COMPANY, LLC	04/26/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043453000	ASSIGNMENT OF OIL AND GAS LEASES	TRANSCONTINENT OIL COMPANY	BERRY PETROLEUM COMPANY, LLC	02/09/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043454000	UTU 77314 ASSIGNMENT OF OIL AND GAS LEASE	LANCE OIL & GAS COMPANY INC	BERRY PETROLEUM COMPANY	11/10/2004	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043457000	ASSIGNMENT OF OIL AND GAS LEASES	TURNER PETROLEUM LAND SERVICES, INC	BERRY PETROLEUM COMPANY, LLC	05/25/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043461000	ASSIGNMENT OF OIL AND GAS LEASES	TURNER PETROLEUM LAND SERVICES, INC	BERRY PETROLEUM COMPANY, LLC	05/26/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043462000	ASSIGNMENT OF OIL AND GAS LEASE	TURNER PETROLEUM LAND SERVICES, INC	BERRY PETROLEUM COMPANY, LLC	05/31/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043465000	PARTIAL ASSIGNMENT OF OIL AND GAS LEASES	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	07/12/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043467000	PARTIAL ASSIGNMENT OF OIL AND GAS LEASES	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	07/19/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE

Schedule 5, Page 34

ASSIGNMENT	C043474000	UTU 8894A TRANSFER OF OPERATING RIGHTS	MARY ALICE PENDLETON POINDEXTER ESTATE	BERRY PETROLEUM COMPANY	12/01/2013	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043475000	ASSIGNMENT OF OIL AND GAS LEASE	TURNER PETROLEUM LAND SERVICES, INC	BERRY PETROLEUM COMPANY, LLC	07/15/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043476000	ASSIGNMENT OF OIL AND GAS LEASE	TURNER PETROLEUM LAND SERVICES, INC	BERRY PETROLEUM COMPANY, LLC	08/30/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043479000	UTU 8894A TRANSFER OF OPERATING RIGHTS	MARY ALICE PENDLETON POINDEXTER ESTATE	BERRY PETROLEUM COMPANY	12/01/2013	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043487000	UTU 5635 TRANSFER OF OPERATING RIGHTS	MARY ALICE PENDLETON POINDEXTER ESTATE	BERRY PETROLEUM COMPANY	05/01/2014	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043491000	ASSIGNMENT OF PARTIAL INTEREST IN O&G LEASES	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	07/31/2012	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043492000	UTU 5637 TRANSFER OF OPERATING RIGHTS	MARY ALICE PENDLETON POINDEXTER ESTATE	BERRY PETROLEUM COMPANY	05/01/2014	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043495000	ASSIGNMENT OF OIL AND GAS LEASES	MARY ALICE PENDLETON POINDEXTER ESTATE	BERRY PETROLEUM COMPANY	05/01/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043496000	PARTIAL ASSIGNMENT OF OIL AND GAS LEASES	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	08/06/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043498000	ASSIGNMENT OF OIL AND GAS LEASE	TURNER PETROLEUM LAND SERVICES INC	BERRY PETROLEUM COMPANY	09/15/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043499000	ASSIGNMENT OF PARTIAL INTEREST IN O&G LEASES	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	09/15/2008	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043501000	ASSIGNMENT OF OIL AND GAS LEASE	TURNER PETROLEUM LAND SERVICES INC	BERRY PETROLEUM COMPANY	09/20/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043503000	ASSIGNMENT OF OIL AND GAS LEASE	TURNER PETROLEUM LAND SERVICES INC	BERRY PETROLEUM COMPANY	09/28/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043504000	ASSIGNMENT OF OIL AND GAS LEASE	TURNER PETROLEUM LAND SERVICES INC	BERRY PETROLEUM COMPANY	09/28/2011	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE

Schedule 5, Page 35

ASSIGNMENT	C043505000		ASSIGNMENT OF OIL AND GAS LEASE	TURNER PETROLEUM LAND SERVICES INC	BERRY PETROLEUM COMPANY	08/20/2007	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043507000		ASSIGNMENT OF OIL AND GAS LEASE	TURNER PETROLEUM LAND SERVICES INC	BERRY PETROLEUM COMPANY	05/19/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043510000		ASSIGNMENT OF OIL AND GAS LEASE	TURNER PETROLEUM LAND SERVICES INC	BERRY PETROLEUM COMPANY	03/11/2009	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043513000		ASSIGNMENT OF OIL AND GAS LEASES	VENTURE ENERGY LLC	BERRY PETROLEUM COMPANY, LLC	07/10/2014	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043515000		ASSIGNMENT OF OIL AND GAS LEASES	VENTURE ENERGY LLC	BERRY PETROLEUM COMPANY, LLC	10/20/2014	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
ASSIGNMENT	C043516000		ASSIGNMENT BILL OF SALE AND CONVEYANCE	WILLIAMS PRODUCTION RMT COMPANY	BERRY PETROLEUM COMPANY, LLC	04/01/2003	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
MISCELLANEOUS	C038828000	UTXC01058	DEVELOPMENT AGREEMENT - COYOTE FLATS PROJECT AREA	PETRO-CANADA RESOURCES (USA) INC	BERRY PETROLEUM COMPANY	12/06/2004	DIV01 - HOUSTON	BU050 - UINTA	UT	SANPETE
ASSIGNMENT	C043425000		UTU 81710 ASSIGNMENT OF RECORD TITLE INTEREST	LANCE OIL & GAS COMPANY INC	BERRY PETROLEUM COMPANY	05/01/2006	DIV01 - HOUSTON	BU050 - UINTA	UT	UINTAH
ASSIGNMENT	C043426000		UTU 81712 ASSIGNMENT OF RECORD TITLE INTEREST	LANCE OIL & GAS COMPANY INC	BERRY PETROLEUM COMPANY	05/01/2006	DIV01 - HOUSTON	BU050 - UINTA	UT	UINTAH
ASSIGNMENT	C043428000		UTU 81715 ASSIGNMENT OF RECORD TITLE INTEREST	LANCE OIL & GAS COMPANY INC	BERRY PETROLEUM COMPANY	05/01/2006	DIV01 - HOUSTON	BU050 - UINTA	UT	UINTAH
ASSIGNMENT	C043429000		UTU 81732 ASSIGNMENT OF RECORD TITLE INTEREST	LANCE OIL & GAS COMPANY INC	BERRY PETROLEUM COMPANY	05/01/2006	DIV01 - HOUSTON	BU050 - UINTA	UT	UINTAH
ASSIGNMENT	C043430000		UTU 81734 ASSIGNMENT OF RECORD TITLE INTEREST	LANCE OIL & GAS COMPANY INC	BERRY PETROLEUM COMPANY	05/01/2006	DIV01 - HOUSTON	BU050 - UINTA	UT	UINTAH
ASSIGNMENT	C043431000		UTU 84656 ASSIGNMENT OF RECORD TITLE INTEREST	LANCE OIL & GAS COMPANY INC	BERRY PETROLEUM COMPANY	09/01/2007	DIV01 - HOUSTON	BU050 - UINTA	UT	UINTAH
ASSIGNMENT	C043434000		UTU 84661 ASSIGNMENT OF RECORD TITLE INTEREST	LANCE OIL & GAS COMPANY INC	BERRY PETROLEUM COMPANY	09/01/2007	DIV01 - HOUSTON	BU050 - UINTA	UT	UINTAH

Schedule 5, Page 36

MISCELLANEOUS	C038828000	UTXC01058	DEVELOPMENT AGREEMENT - COYOTE FLATS PROJECT AREA	PETRO-CANADA RESOURCES (USA) INC	BERRY PETROLEUM COMPANY	12/06/2004	DIV01 - HOUSTON	BU050 - UINTA	UT	UTAH
ASSIGNMENT	C043460000		ASN PETRO-CANADA/BERRY 1/19	PETRO-CANADA RESOURCES USA INC	BERRY PETROLEUM COMPANY	12/06/2004	DIV01 - HOUSTON	BU050 - UINTA	UT	UTAH
PURCHASE AND SALE AGREEMENT	C038832000	UTXC01074	PURCHASE AND SALE AGREEMENT	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	09/29/2004	DIV01 - HOUSTON	BU050 - UINTA	UT	WASATCH
ASSIGNMENT	C043413000		ASSIGNMENT OF PARTIAL INTEREST IN OIL & GAS LEASES	BILL BARRETT CORPORATION	BERRY PETROLEUM COMPANY	12/03/2004	DIV01 - HOUSTON	BU050 - UINTA	UT	WASATCH
ASSIGNMENT	C043498000		ASSIGNMENT OF OIL AND GAS LEASE	TURNER PETROLEUM LAND SERVICES INC	BERRY PETROLEUM COMPANY	09/15/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	WASATCH
ASSIGNMENT	C043501000		ASSIGNMENT OF OIL AND GAS LEASE	TURNER PETROLEUM LAND SERVICES INC	BERRY PETROLEUM COMPANY	09/20/2010	DIV01 - HOUSTON	BU050 - UINTA	UT	WASATCH
ASSIGNMENT	C043512000		ASSIGNMENT OF OIL AND GAS LEASE	TURNER PETROLEUM LAND SERVICES, INC	BERRY PETROLEUM COMPANY, LLC	03/11/2009	DIV01 - HOUSTON	BU050 - UINTA	UT	WASATCH
JOINT OPERATING AGREEMENT	C038580000	TXJOA00009	JOA FOR THE NANNIE OWENS #1	L E JONES PRODUCTION COMPANY	BERRY VENTURES ET AL	11/20/1978	DIV02 - OKLAHOMA CITY	BU055 - TEXLA	TX	COOKE
FARMOUT AGREEMENT	C042922000		FARMOUT AGREEMENT	JETTA X-2 LP	BERRY OIL COMPANY	07/28/2010	DIV02 - OKLAHOMA CITY	BU055 - TEXLA	TX	HARRISON
JOINT VENTURE AGREEMENT	C038447000	CAMCL02467	HORIZONTAL WELL ALLOCATION AGRMT T12NR24W27,33, 34	AERA ENERGY LLC	BERRY PETROLEUM COMPANY	08/01/2009	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
JOINT VENTURE AGREEMENT	C038448000	CAMCL02468	HORIZONTAL WELL ALLOCATION AGRMT T12NR24W27,33, 34	AERA ENERGY LLC	BERRY PETROLEUM COMPANY	09/14/2009	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
JOINT VENTURE AGREEMENT	C038449000	CAMCL02469	HORIZONTAL WELL ALLOCATION AGRMT T12NR24W27,31 - B	AERA ENERGY LLC	BERRY PETROLEUM COMPANY	03/01/2006	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
JOINT VENTURE AGREEMENT	C038450000	CAMCL02470	HORIZONTAL WELL ALLOCATION AGRMT T12NR24W27, 33, 3	AERA ENERGY LLC	BERRY PETROLEUM COMPANY	02/25/2010	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
JOINT VENTURE AGREEMENT	C038451000	CAMCL02471	HORIZONTAL WELL ALLOCATION AGMT T12NR24W27,33 & T3	AERA ENERGY LLC	BERRY PETROLEUM COMPANY	05/20/2010	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN

Schedule 5, Page 37

ASSIGNMENT	C038459000	CAMIN1050	OCCIDENTAL OF ELK HILLS INC		BERRY PETROLEUM COMPANY	06/01/2009	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
PURCHASE AND SALE AGREEMENT	C038466000	CAXC02489/000	PSA EQUILON ENTERPRISES LLC TO BERRY PETROLEUM COM	EQUILON ENTERPRISES LLC	BERRY PETROLEUM COMPANY	12/15/2011	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
LETTER AGREEMENT	C038467000	CAXC02491	LETTER AGREEMENT T30SR22E21	UNION PACIFIC RAILROAD COMPANY	BERRY PETROLEUM COMPANY	10/01/2013	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
WATER AGREEMENT	C038470000	CAXC02035	WASTE WATER DISPOSAL AGREEMENT - SINKING FUND	VALLEY WATER MANAGEMENT COMPANY	BERRY PETROLEUM COMPANY ET AL	10/18/1993	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
LETTER AGREEMENT	C038471000	CAXC02063	CONTRACT FOR THE SALE OF NON-RESIDENTIAL NATURAL G	SOUTHERN CALIFORNIA GAS COMPANY	BERRY PETROLEUM COMPANY	10/16/1986	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
COMMUNITIZATION AGREEMENT	C038476000	CAXC02092	AGMT TO COMMINGLE PRODUCTION T32SR24E31 (EDWARDS)	MOBIL EXPLORATION & PRODUCING U.S. INC AS AGENT FOR MOBIL OIL CORPORATION	BERRY PETROLEUM COMPANY	10/01/1990	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
PURCHASE AND SALE AGREEMENT	C038479000	CAXC02110	ASSIGNMENT TO BPC T31SR22E2 & 24 - FAIRFIELD PROPE	ATLANTIC RICHFIELD COMPANY	BERRY PETROLEUM COMPANY	12/31/1991	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
COMMUNITIZATION AGREEMENT	C038481000	CAXC02120	FEDERAL COMMINGLING AGRMT T31SR22E3, 11, 12 & 20 -	BUREAU OF LAND MANAGEMENT	BERRY PETROLEUM COMPANY	05/17/2001	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
WATER AGREEMENT	C038483000	CAXC02135	RESTATED DISCTRICT AGRMT WATER SERVICE RIGHTS #7 -	WEST KERN WATER DISTRICT	BERRY PETROLEUM	12/01/2005	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
LETTER AGREEMENT	C038489000	CAXC02442	NONDISCLOSURE AGREEMENT - ESYS/BPC	ESYS THE ENERGY CONTROL COMPANY	BERRY PETROLEUM COMPANY	11/03/2005	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
COMMINGLING AGREEMENT	C038493000	CAXC02490	COMMINGLING AGREEMENT T27SR27E14, 23 - POSO CREEK	BUREAU OF LAND MANAGEMENT	BERRY PETROLEUM COMPANY	09/21/2006	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
WATER AGREEMENT	C042897000		RESTATED DISTRICT AGREEMENT NO. 11	WEST KERN WATER DISTRICT	BERRY PETROLEUM	07/26/2005	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
ASSIGNMENT	C043307000	CAXC02178	BLM RECORD TITLE ASGMT CAS-019369	MAGNESS PETROLEUM COMPANY	BERRY PETROLEUM COMPANY	09/11/1995	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN

Schedule 5, Page 38

PURCHASE AND SALE AGREEMENT	C043308000	CAXC02486	ASSET SALE AND PURCHASE AGREEMENT T31SR24E21 - TID	CHEVRON USA, INC	BERRY PETROLEUM COMPANY	04/01/2012	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
WATER AGREEMENT	C043309000	CAXC02195	RESTATED DISCTRICT AGRMT WATER SERVICE RIGHTS #9	WEST KERN WATER DISTRICT	BERRY PETROLEUM	12/01/2005	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
FACILITY LEASE	C043310000	CAMCL02441	BAKERSFIELD OFFICE LEASE - 5201 TRUXTUN AVE	LEVITT BAKERSFIELD, LLC	BERRY PETROLEUM COMPANY	02/17/2006	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
MISCELLANEOUS	C043313000	CAXC02212	METER SERVICE AGRMT FOR CAISO METERED ENTITIES T12	CALIFORNIA INDEPENDENT SYSTEM OPERATOR CORPORATION	BERRY PETROLEUM COMPANY	03/31/2009	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
ASSIGNMENT	C043315000	CAXC02146	ASSIGNMENT AGREEMENT - PAN, SOUTHWESTERN, GP FARMS	FOUR CORNERS PIPE LINE COIMPANY	BERRY PETROLEUM COMPANY	10/13/1993	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
PURCHASE AND SALE AGREEMENT	C043323000	CAXC02509	PURCHASE AND SALE AGREEMENT T32SR23E22	AERA ENERGY LLC	BERRY PETROLEUM COMPANY, LLC	11/01/2014	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
PURCHASE AND SALE AGREEMENT	C043325000	CAXC02511	AGREEMENT AND BILL OF SALE T31SR22E13-14 - NORTH M	AERA ENERGY, LLC	BERRY PETROLEUM COMPANY	03/01/2007	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
SEISMIC AGREEMENT	C043327000	CAXC02484	WAIVER OF LIABILITY AND INDEMNITY AGRMT T29SR21E16	AERA ENERGY LLC	BERRY PETROLEUM COMPANY	01/17/2011	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
SEISMIC AGREEMENT	C043328000	CAXC02482	SEISMIC DATA LICENSE AGREEMENT T27SR27E22-27 - CYM	CHEVRON USA INC	BERRY PETROLEUM COMPANY	09/30/2010	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
PURCHASE AND SALE AGREEMENT	C043332000	CAXC02216	PURCHASE AND SALE OF PARTNERSHIP INTEREST - UNIVER	UNIVERSITY COGENERATION INC & UNIVERISTY COGENERATION PARTNERS LTD. 1985-1	BERRY PETROLEUM COMPANY	08/08/1995	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN	NOT RECORDED	CA	KERN
WATER AGREEMENT	C043333000	CAXC02475	PRODUICED WATER SUPPLY AGREEMENT T31SR22E2	CHEVRON USA INC	BERRY PETROLEUM COMPANY	12/12/2011	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
MISCELLANEOUS	C043334000	CAXC02471	INTERCONNECT AGREEMENT T27SR27E35 - POSO CREEK MET	MOJAVE PIPELINE OPERATING COMPANY	BERRY PETROLEUM COMPANY	09/14/2010	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
MISCELLANEOUS	C043335000	CAXC02217	AGREEMENT OF LIMITED PARTNERSHIP - UNIVERSITY COGE	UNIVERISTY COGENERATION PARTNERS LTD 1985-1	BERRY HOLDING COMPANY ET AL	08/08/1995	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN	NOT RECORDED	CA	KERN

Schedule 5, Page 39

LETTER AGREEMENT	C043336000	CAMCL02432	12" PRODUCED WATER PIPELINE ROW T27SR27E14	CRAIG WATERMAN	BERRY PETROLEUM COMPANY	01/10/2005	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
SEISMIC AGREEMENT	C043339000	CAXC02481	DATA LICENSE AGRMT T31SR22E2 - DIATOMITE 2D	CHEVRON USA INC	BERRY PETROLEUM COMPANY	06/26/2012	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
ASSIGNMENT	C043342000	CAXC02081	ASN OPERATING AGRMT CHEVRON USA INC	CHEVRON USA INC	BERRY PETROLEUM COMPANY	10/01/1991	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
LETTER AGREEMENT	C043344000	CAXC02326	LETTER AGREEMENT MEASURE PRODUCTION T32SR24E31 - L	AERA ENERGY LLC	BERRY PETROLEUM COMPANY	06/30/1999	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
JOINT VENTURE AGREEMENT	C043346000	CAXC02111	AGRMT GOVERNING JV - KERN RIVER-MOJAVE PIPELINE LA	MOBIL OIL CORPORATION, BERRY PETROLEUM COMPANY, CHALK CLIFF LIMITED, TANNEHILL OIL COMPANY	MOBIL OIL CORPORATION, BERRY PETROLEUM COMPANY, CHALK CLIFF LIMITED, TANNEHILL OIL COMPANY	12/02/1991	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
JOINT VENTURE AGREEMENT	C043348000	CAXC02127	AGRMT GOVERNING JV - SOUTH MIDWAY BDT SERVICE PIPE	BERRY PETROLEUM COMPANY, CHALK CLIFF LIMTIED, TANNEHILL OIL COMPANY	BERRY PETROLEUM COMPANY, CHALK CLIFF LIMTIED, TANNEHILL OIL COMPANY	01/08/1992	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
MISCELLANEOUS	C044289000	CAXC02272	METER SERVICE AGRMT FOR CAISO METERED ENTITIES T4N	CALIFORNIA INDEPENDENT SYSTEM OPERATOR CORPORATION	BERRY PETROLEUM COMPANY	03/31/2009	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
ASSIGNMENT	C038427000	CAFEE1106	AERA ENERGY LLC		BERRY PETROLEUM COMPANY	12/31/1998	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	LOS ANGELES
ASSIGNMENT	C038428000	CAFEE1107	AERA ENERGY LLC		BERRY PETROLEUM COMPANY	12/31/1998	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	LOS ANGELES
ASSIGNMENT	C038429000	CAFEE1108	AERA ENERGY LLC		BERRY PETROLEUM COMPANY	12/31/1998	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	LOS ANGELES
ASSIGNMENT	C038430000	CAFEE1109	AERA ENERGY LLC		BERRY PETROLEUM COMPANY	12/31/1998	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	LOS ANGELES

Schedule 5, Page 40

ASSIGNMENT	C038455000	CAMIN1041	AERA ENERGY LLC		BERRY PETROLEUM COMPANY	12/31/1998	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	LOS ANGELES
ASSIGNMENT	C038456000	CAMIN1042	AERA ENERGY LLC		BERRY PETROLEUM COMPANY	12/31/1998	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	LOS ANGELES
ASSIGNMENT	C038457000	CAMIN1043	AERA ENERGY LLC		BERRY PETROLEUM COMPANY	12/31/1998	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	LOS ANGELES
ASSIGNMENT	C038458000	CAMIN1044	AERA ENERGY LLC		BERRY PETROLEUM COMPANY	12/31/1998	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	LOS ANGELES
ASSIGNMENT	C038460000	CAMIN1053	AERA ENERGY LLC		BERRY PETROLEUM COMPANY	12/31/1998	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	LOS ANGELES
ASSIGNMENT	C038462000	CASUR1006	AERA ENERGY LLC		BERRY PETROLEUM COMPANY	12/31/1998	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	LOS ANGELES
ASSIGNMENT	C038463000	CASUR1007/000	AERA ENERGY LLC		BERRY PETROLEUM COMPANY	12/31/1998	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	LOS ANGELES
PURCHASE AND SALE AGREEMENT	C038492000	CAXC02485	AMRICH, LLC PSA TO BERRY PETROLEUM COMPANY	AMRICH, LLC	BERRY PETROLEUM COMPANY	06/20/2012	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	LOS ANGELES
PURCHASE AND SALE AGREEMENT	C043311000	CAXC02487	POWER PURCHASE AND SALE AGREEMENT T4NR15W31 - PLAC	SOUTHERN CALIFORNIA EDISON COMPANY	BERRY PETROLEUM COMPANY	07/02/2012	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	LOS ANGELES
MISCELLANEOUS	C044289000	CAXC02272	METER SERVICE AGRMT FOR CAISO METERED ENTITIES T4N	CALIFORNIA INDEPENDENT SYSTEM OPERATOR CORPORATION	BERRY PETROLEUM COMPANY	03/31/2009	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	LOS ANGELES
Compression			Refrigeration Compressor #1 Unit #10127	Exterran	BERRY PETROLEUM COMPANY	7/31/2012			UT
Compression			Refrigeration Compressor #2 Unit #10129	Exterran	BERRY PETROLEUM COMPANY	7/31/2012			UT
Compression			Refrigeration Compressor #3 Unit #10130	Exterran	BERRY PETROLEUM COMPANY	7/31/2012			UT
Equipment Rental			Customer Service Agreement	Unifirst	Berry	9/5/2012			UT
Schedule 5 Part B (Non-Marketing)

Schedule 5, Page 41

Contract Type	Contract #	Legacy Contract #	Contract Name	Party A	Party B	Effective Date	Division	Business Unit	State	County	Book	Page	Registry	Rec St	Rec County	Description
EXCHANGE AGREEMENT	C033649000	C043456	PSA XTO EXXON > LINN BERRY 5/20/14	XTO ENERGY INC ET AL	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	05/20/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	STEVENS
ASSIGNMENT	C033667000	C043474	ASN XTO > LINN 6/1/14 FINNEY KS	XTO ENERGY INC ETAL	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	FINNEY
JOINT USE AGREEMENT	C033709000	C043523	JUA LINN & XTO 8/15/14 FINNEY KS	XTO ENERGY INC ET AL	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	08/15/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	FINNEY	316	805		KS	FINNEY
ASSIGNMENT	C043559000		ASSIGNMENT OF OIL AND GAS LEASES AND BILL OF SALE	CATHERINE L MARDEN BY AIF MEREDITH ANN MARDEN	LINN ENERGY HOLDINGS LLC	08/01/2015	DIV01 - HOUSTON	BU038 - HUGOTON	KS	FINNEY
ASSIGNMENT	C044013000		ASN KSBLM 013663 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	FINNEY
ASSIGNMENT	C044050000		ASN KSBLM 015922 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	FINNEY
ASSIGNMENT	C033706000	C043520	ASN XTO > LINN 6/1/14 GRANT KS	XTO ENERGY INC ETAL	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	GRANT
JOINT USE AGREEMENT	C033710000	C043524	JUA LINN & XTO 8/15/14 GRANT KS	XTO ENERGY INC ET AL	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	08/15/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	GRANT	37	441		KS	GRANT
ASSIGNMENT	C035558000	C045643	ASN XTO > LINN 6/1/14 GRANT KS	XTO ENERGY INC ETAL	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2015	DIV01 - HOUSTON	BU038 - HUGOTON	KS	GRANT
ASSIGNMENT	C044002000		ASN BLM KSW 0056666 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	GRANT
ASSIGNMENT	C044003000		ASN BLM KSW 0056669 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	GRANT
ASSIGNMENT	C033664000	C043471	ASN XTO > LINN 6/1/14 HAMILTON KS	XTO ENERGY INC ETAL	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	HAMILTON
JOINT USE AGREEMENT	C033716000	C043530	JUA LINN & XTO 8/15/14 HAMILTON KS	XTO ENERGY INC ET AL	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	08/15/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	HAMILTON	170	95		KS	HAMILTON
ASSIGNMENT	C033684000	C043495	ASN XTO > LINN 6/1/14 HASKELL KS	XTO ENERGY INC ETAL	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	HASKELL
Schedule 5, Page 42

JOINT USE AGREEMENT	C033726000	C043540	JUA LINN & XTO 8/15/14 HASKELL KS	XTO ENERGY INC ET AL	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	08/15/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	HASKELL	221	160	201400809	KS	HASKELL
ASSIGNMENT	C033685000	C043496	ASN XTO > LINN 6/1/14 KEARNY KS	XTO ENERGY INC ETAL	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
JOINT USE AGREEMENT	C033728000	C043542	JUA LINN & XTO 8/15/14 KEARNY KS	XTO ENERGY INC ET AL	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	08/15/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY	262	222		KS	KEARNY
ASSIGNMENT	C035552000	C045637	ASN XTO > LINN 6/1/14 KEARNY KS	XTO ENERGY INC ETAL	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
DOMESTIC GAS AGREEMENT	C042771000		PPG JUANITA P CRONE SEC 16-T24S-R36W KEARNY CO KS	JUANITA P CRONE	LINN ENERGY HOLDINGS LLC ET AL	03/08/2016	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
FREE GAS AGREEMENT	C043543000		GAS UTILITY AGREEMENT - HAYZLETT	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	RANDY L HAYZLETT AND PAMELA S HAYZLETT	10/22/2015	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
FREE GAS AGREEMENT	C043544000		GAS UTILITY AGREEMENT - KOEHN	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	KELLY D KOEHN AND CAROLYN KOEHN	12/10/2015	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
FREE GAS AGREEMENT	C043545000		GAS UTILITY AGREEMENT - KURZ TRUST	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	ELLEN M KURZ TESTAMENTARY TRUST	12/07/2015	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
FREE GAS AGREEMENT	C043548000		GAS UTILITY AGREEMENT - REXROAT, K.	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	JAMES KEITH REXROAT AND CAROL ANN REXROAT	02/01/2016	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
FREE GAS AGREEMENT	C043549000		GAS UTILITY AGREEMENT - DARNELL	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	EDWIN L DARNELL	01/29/2016	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
FREE GAS AGREEMENT	C043550000		GAS UTILITY AGREEMENT - HOGAN	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	GEORGE F HOGAN AND JUDITH A HOGAN	01/29/2016	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
FREE GAS AGREEMENT	C043552000		GAS UTILITY AGREEMENT - REXROAT, H.	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	HOWARD E REXROAT AND COLLEEN REXROAT	12/31/2015	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044011000		ASN KSBLM 014149 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044014000		ASN KSBLM 013848 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY

Schedule 5, Page 43

ASSIGNMENT	C044015000	ASN KSBLM 013849 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044016000	ASN KSBLM 018900 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044017000	ASN KSBLM 021147 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044022000	ASN BLM KSGLO 07056 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044023000	ASN BLM KSGLO 09936 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044024000	ASN BLM KSGLO 09938 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044026000	ASN BLM KSGLO 09940 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044027000	ASN BLM KSGLO 09942 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044029000	ASN BLM KSGLO 09943 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044030000	ASN BLM KSGLO 09944 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044033000	ASN BLM KSGLO 09947 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044047000	ASN BLM KSGLO 09939 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044048000	ASN BLM KSGLO 09945 > LINN/BERRY OP RIGHTS, SEC 8	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044049000	ASN BLM KSGLO 09953 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY

Schedule 5, Page 44

ASSIGNMENT	C044051000	ASN KSBLM 014033 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044052000	ASN KSBLM 013737 > LINN/BERRY OP RIGHTS, SEC 26	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044053000	ASN KSBLM 013737 > LINN/BERRY OP RIGHTS, SEC 27	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044054000	ASN KSBLM 013737 > LINN/BERRY OP RIGHTS, SEC 19	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044055000	ASN KSBLM 013848 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044056000	ASN KSBLM 016271 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044057000	ASN KSBLM 026895 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044058000	ASN BLM KSGLO 09936 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044059000	ASN BLM KSGLO 09938 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044061000	ASN BLM KSGLO 09940 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044062000	ASN BLM KSGLO 09942 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044063000	ASN BLM KSGLO 09949 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044064000	ASN BLM KSGLO 09950 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044068000	ASN BLM KSGLO 09939 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY

Schedule 5, Page 45

ASSIGNMENT	C044070000		ASN BLM KSGLO 09945 > LINN/BERRY OP RIGHTS, SEC 17	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044071000		ASN BLM KSGLO 09945 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C044072000		ASN BLM KSGLO 09953 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
ASSIGNMENT	C033675000	C043483	ASN XTO > LINN 6/1/14 MORTON KS	XTO ENERGY INC ET AL	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	MORTON
JOINT USE AGREEMENT	C033715000	C043529	JUA LINN & XTO 8/15/14 MORTON KS	XTO ENERGY INC ET AL	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	08/15/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	MORTON	178	659	KS	MORTON
ASSIGNMENT	C044020000		ASN KSBLM 034614 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	MORTON
ASSIGNMENT	C044034000		ASN BLM KSNM 67013 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	MORTON
ASSIGNMENT	C044035000		ASN BLM KSNM 67014 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	MORTON
ASSIGNMENT	C044036000		ASN BLM KSNM 67019 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	MORTON
ASSIGNMENT	C044038000		ASN BLM KSNM 67020 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	MORTON
ASSIGNMENT	C044039000		ASN BLM KSNM 67942 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	MORTON
ASSIGNMENT	C044042000		ASN BLM KSNM 68692 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	MORTON
ASSIGNMENT	C044043000		ASN BLM KSNM 81827 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	MORTON
ASSIGNMENT	C044065000		ASN BLM KSNM 114718 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	MORTON

Schedule 5, Page 46

ASSIGNMENT	C044073000		ASN BLM KSNM 84091 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	MORTON
ASSIGNMENT	C044085000		ASN BLM KSNM 91778 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	MORTON
ASSIGNMENT	C033703000	C043516	ASN XTO > LINN 6/1/14 SEWARD KS	XTO ENERGY INCET AL	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	SEWARD
JOINT USE AGREEMENT	C033717000	C043531	JUA LINN & XTO 8/15/14 SEWARD KS	XTO ENERGY INC ET AL	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	08/15/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	SEWARD	668	1068	KS	SEWARD
ASSIGNMENT	C044005000		ASN BLM KSW 0056769 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	SEWARD
ASSIGNMENT	C044046000		ASN KSBLM 012836 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	SEWARD
ASSIGNMENT	C044066000		ASN KSBLM 012836 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	SEWARD
ASSIGNMENT	C044068000		ASN BLM KSGLO 09939 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	SEWARD
ASSIGNMENT	C044071000		ASN BLM KSGLO 09945 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	SEWARD
ASSIGNMENT	C044072000		ASN BLM KSGLO 09953 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	SEWARD
ASSIGNMENT	C033686000	C043497	ASN XTO > LINN 6/1/2014 STANTON KS	XTO ENERGY INC ETAL	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	STANTON
JOINT USE AGREEMENT	C033735000	C043558	JUA LINN & XTO 8/15/14 STANTON KS	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	XTO ENERGY INC AND EXXONMOBIL OIL CORPORATION	08/15/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	STANTON
ASSIGNMENT	C033668000	C043475	ASN XTO > LINN 6/1/14 STEVENS KS	XTO ENERGY INC ET AL	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	STEVENS
JOINT USE AGREEMENT	C033713000	C043527	JUA LINN & XTO 8/15/14 STEVENS KS	XTO ENERGY INC ET AL	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	08/15/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	STEVENS	294	338	KS	STEVENS
DOMESTIC GAS AGREEMENT	C034493000	C044471	PPG LAZY T LAND & CATTLE LLC	XTO ENERGY INC	LINN OPERATING, INC.	04/20/2016	DIV01 - HOUSTON	BU038 - HUGOTON	KS	STEVENS

Schedule 5, Page 47

SALT WATER DISPOSAL AGREEMENT	C034694000	C044676	SWD WADE D GREENWOOD	WADE D GREENWOOD	LINN OPERATING, INC.	04/04/2015	DIV01 - HOUSTON	BU038 - HUGOTON	KS	STEVENS
FREE GAS AGREEMENT	C043546000		GAS UTILITY AGREEMENT - FROESE	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	GERHARD FROESE AND HELENA FROESE	09/12/2015	DIV01 - HOUSTON	BU038 - HUGOTON	KS	STEVENS
ASSIGNMENT	C043998000		ASN BLM KSW 0056842 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	KS	STEVENS
ASSIGNMENT	C033712000	C043526	ASN XTO > LINN 6/1/14 TEXAS OK	XTO ENERGY INC ET AL	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	OK	TEXAS
JOINT USE AGREEMENT	C033720000	C043534	JUA LINN & XTO 8/15/14 TEXAS OK	XTO ENERGY INC ET AL	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	08/15/2014	DIV01 - HOUSTON	BU038 - HUGOTON	OK	TEXAS	1297	111	I-2014-002715	OK	TEXAS
ASSIGNMENT	C044007000		ASN BLM OKNM 039006 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	OK	TEXAS
ASSIGNMENT	C044044000		ASN BLM OKGLO 09822 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	OK	TEXAS
ASSIGNMENT	C044045000		ASN BLM OKGLO 010596 > LINN/BERRY OP RIGHTS	EXXONMOBIL OIL CORPORATION C/O XTO ENERGY INC	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV01 - HOUSTON	BU038 - HUGOTON	OK	TEXAS
LETTER AGREEMENT	C038568000	COXC01304	LANDFARMING AGREEMENT FOR I11 697 PAD	CAERUS PICEANCE LLC	LINN OPERATING INC AS AGENT FOR BERRY PETROLEUM COMPANY LLC	09/01/2014	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
CONFIDENTIALITY AGREEMENT	C044284000		CON LARAMIE ENERGY/LINN OPERATING	LARAMIE ENERGY	LINN OPERATING INC AS AGENT FOR BERRY PETROLEUM COMPANY LLC	08/01/2016	DIV01 - HOUSTON	BU049 - PICEANCE	CO	GARFIELD
UNIT DESIGNATION	C036722000	UTPA01010	DOP #13-5D-35 BTR DUCHESNE CO UT	BILL BARRETT CORPORATION ET AL	LINN EXCHANGE PROPERTIES, LLC	08/05/2015	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
JOINT OPERATING AGREEMENT	C036728000	C046852	JOA WHITE TRUST 3-23C5 DUCHESNE CO	EP ENERGY E&P COMPANY LP	LINN ENERGY HOLDINGS LLC ETAL	07/22/2015	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
PURCHASE AND SALE AGREEMENT	C038496000	CAXC02496	CHEVRON USA INC	CHEVRON USA INC	LINN ENERGY HOLDINGS LLC	03/17/2015	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
LETTER AGREEMENT	C043324000	CAMCL02572	ENCROACHMENT STIPULATION T31SR22E1 - 2 WATER PIPE	MOJAVE PIPELINE COMPANY LLC	LINN OPERATING INC	02/17/2015	DIV05 - CALIFORNIA	BU001 - CALIFORNIA - BREA	CA	KERN
LETTER AGREEMENT	C044293000	CAXC02513	LTA GLASSPOINT SOLAR / LINN ENERGY	GLASSPOINT SOLAR INC	LINN ENERGY LLC	10/03/2016	DIV05 - CALIFORNIA	BU045 - SOCAL	CA	KERN
EXCHANGE AGREEMENT	C038494000		EXCHANGE AGREEMENT - LINN/BERRY AND EXXON	LINN ENERGY HOLDINGS, LLC AND BERRY PETROLEUM COMPANY, LLC	EXXON MOBIL CORPORATION	09/18/2014	DIV05 - CALIFORNIA	BU046 - NEW STEAM FLOODS	CA	KERN

Schedule 5, Page 48

WATER AGREEMENT	C038497000	CAXC02497	2015 WATER SUPPLY CONTRACT / BELRIDGE	BELRIDGE WATER STORAGE DISTRICT	LINN ENERGY HOLDINGS LLC	01/01/2015	DIV05 - CALIFORNIA	BU046 - NEW STEAM FLOODS	CA	KERN
ASSIGNMENT	C043276000		ASSIGNMENT BILL OF SALE CONVEYANCE T28SR21E19 - HI	EXXON MOBIL CORPORATION, XTO ENERGY INC IN AS AIF	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	06/01/2014	DIV05 - CALIFORNIA	BU046 - NEW STEAM FLOODS	CA	KERN
LETTER AGREEMENT	C044294000	CAXC02514	LTA GLASSPOINT SOLAR / LINN ENERGY KERN CA	LINN ENERGY LLC	GLASSPOINT SOLAR INC	10/03/2016	DIV05 - CALIFORNIA	BU046 - NEW STEAM FLOODS	CA	KERN
LETTER AGREEMENT	C044324000		LTA APPALOOSA / LINN ENERGY	LINN ENERGY HOLDINGS LLC	APPALOOSA OPERATING COMPANY LLC ET AL	10/05/2016	DIV01 - HOUSTON	BU050 - UINTA	UT	DUCHESNE
FREE GAS AGREEMENT	C044413000		GAS UTILITY AGREEMENT - FOULKS - FINNY CO KS	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	HARLEY M FOULKS ET UX	11/22/2016	DIV01 - HOUSTON	BU038 - HUGOTON	KS	FINNEY
FREE GAS AGREEMENT	C044447000		GAS UTILITY AGREEMENT - GUGELMEYER - KEARNY CO KS	AIMEE GUGELMEYER DICKEY ET VIR	LINN ENERGY HOLDINGS LLC ET AL	03/04/2016	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY
FREE GAS AGREEMENT	C044448000		GAS UTILITY AGREEMENT - KOEHN - GRANT CO KS	BILL RAY KOEHN ET UX	LINN ENERGY HOLDINGS LLC AND BERRY PETROLEUM COMPANY LLC	12/17/2015	DIV01 - HOUSTON	BU038 - HUGOTON	KS	GRANT
Lease			Co-Location Agreement (Flattop Tower)	Linn Operating Inc.	UBTA-UBET Communications Inc. dba Strata Networks	10/8/2014			UT
Compression			DAVIS HOLLOW #2 Unit #10176	Linn Operating Inc.	Exterran	6/24/2015			UT
Compression			DAVIS HOLLOW #1 Unit #311110	Linn Operating Inc.	Exterran	6/24/2015			UT
Compression			Section 22 #1 Unit #312183	Linn Operating Inc.	Exterran	6/24/2015			UT
Compression			Section 21 Unit #804366	Linn Operating Inc.	Exterran	11/4/2015			UT
Compression			Section 7 Unit #3284	Linn Operating Inc.	JW Power	9/30/2015			UT
Compression			Section 22 #2 Unit #3461	Linn Operating Inc.	JW Power	9/30/2015			UT
Compression			Section 23 Unit #3713	Linn Operating Inc.	JW Power	9/30/2015			UT
Compression			Section 7 Unit #5700	Linn Operating Inc.	JW Power	9/30/2015			UT
Compression			Gas Plant #2 Unit #6573	Linn Operating Inc.	JW Power	9/30/2015			UT
Equipment Lease			Sales Order, Maintenance Agreement and Lease Supplement	Linn Operating, Inc.	Dahill and US Bank Equipment Finance	1/2/2014			UT
Equipment Lease			Rental Agreement	Linn Energy, LLC	De Lage Landen Financial Services, Inc.	3/12/2013			CA
Right of Way	R009189000	C043828	SUR USDA FOREST SERVICE CIM99 MORTON CO	USDA FOREST SERVICE CIM99	LINN OPERATING, INC.	06/30/2015	DIV01 - HOUSTON	BU038 - HUGOTON	KS	MORTON	UNRECORDED	KS	Morton	T034S-R039W-005 SW

Schedule 5, Page 49

T034S-R039W-009 N

Schedule 5, Page 50

Schedule 5 Part C (Non-Marketing)

Contract Name	Party A	Party B	Effective Date	Division	Business Unit	State	County	Book	Page	Registry	Rec St	Rec County	Description
THE GARDEN CITY COMPANY	THE GARDEN CITY COMPANY	PLAINS PETROLEUM OPERATING CO	01/25/1991	DIV01 - HOUSTON	BU038 - HUGOTON	KS	FINNEY COUNTY	92	421		KS	FINNEY	T022S-R033W-030
LOUIS C MCDANIEL, ET UX	LOUIS C MCDANIEL, ET UX	KANSAS NEBRASKA NATURAL GAS CO	03/02/1954	DIV01 - HOUSTON	BU038 - HUGOTON	KS	FINNEY COUNTY	AG 30	77		KS	FINNEY	T022S-R034W-005
ANNA GREEN MARTZ, ET AL	ANNA GREEN MARTZ, ET AL	KANSAS NEBRASKA NATURAL GAS CO	03/24/1954	DIV01 - HOUSTON	BU038 - HUGOTON	KS	FINNEY COUNTY	AG 30	78		KS	FINNEY	T022S-R034W-008
DAVE KOEHN NON-MARITAL TRUST	DAVE KOEHN NON-MARITAL TRUST	XTO ENERGY INC	03/29/2006	DIV01 - HOUSTON	BU038 - HUGOTON	KS	FINNEY COUNTY			UNRECORDED	KS	FINNEY	T025S-R032W-025 NW
CHARLES GARDINER SALMANS ET AL	CHARLES GARDINER SALMANS ET AL	XTO ENERGY INC	03/25/2006	DIV01 - HOUSTON	BU038 - HUGOTON	KS	FINNEY COUNTY			UNRECORDED	KS	FINNEY	T026S-R031W-029 S
KLEYSTEUBER & GILLEN INC	KLEYSTEUBER & GILLEN INC	XTO ENERGY INC	04/05/2006	DIV01 - HOUSTON	BU038 - HUGOTON	KS	FINNEY COUNTY			UNRECORDED	KS	FINNEY	T026S-R031W-029 N
SUR JERRELL D NIGHTENGALE ET UX GRANT CO KS	JERRELL D NIGHTINGALE ET UX	MOBIL OIL CORPORATION	05/19/1997	DIV01 - HOUSTON	BU038 - HUGOTON	KS	GRANT COUNTY	47	19		KS	GRANT	T028S-R036W-004 SE
SUR EDNA TUCKER TRUST GRANT CO KS	EDNA TUCKER TRUST	MOBIL OIL CORPORATION	06/12/1998	DIV01 - HOUSTON	BU038 - HUGOTON	KS	GRANT COUNTY	48	23		KS	GRANT	T029S-R036W-024 SE
SUR FLORINE VINCENT ET VIR KEARNY CO KS	FLORINE & ELDON R VINCENT	PLAINS PETROLEUM OPERATING COMPANY	01/27/1993	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY COUNTY			UNRECORDED	KS	KEARNY	T024S-R037W-028 NE/NE/NE
SUR WHITE ENTERPRISES USA-WHITE UNIT C WELLS	WHITE ENTERPRISES	MOBIL OIL CORPORATION	09/27/1996	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY COUNTY	147	507		KS	KEARNY	T026S-R035W-008
BEULAH BRADDOCK, ET VIR	BEULAH BRADDOCK, ET VIR	PLAINS PETROLEUM OPERATING CO	09/04/1991	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY COUNTY	109	275		KS	KEARNY	T024S-R038W-014
NELLIE BELLE ARNOLD, ET VIR	NELLIE BELLE ARNOLD, ET VIR	KANSAS NEBRASKA NATURAL GAS CO	08/04/1955	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY COUNTY	17	302		KS	KEARNY	T022S-R035W-002
SUDAN INTERIOR MISSION, INC	SUDAN INTERIOR MISSION, INC	KANSAS NEBRASKA NATURAL GAS CO	08/24/1955	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY COUNTY	17	301		KS	KEARNY	T022S-R035W-002
HERBERT M CRAMER, ET UX	HERBERT M CRAMER, ET UX	KANSAS NEBRASKA NATURAL GAS CO	04/21/1953	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY COUNTY	16	502		KS	KEARNY	T022S-R035W-016
W T ROONEY JR, ET UX	W T ROONEY JR, ET UX	KANSAS NEBRASKA NATURAL GAS CO	08/02/1955	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY COUNTY	17	300		KS	KEARNY	T022S-R035W-004

Schedule 5, Page 51

ANNE ROONEY SHERMAN, ET AL	ANNE ROONEY SHERMAN, ET AL	KANSAS NEBRASKA NATURAL GAS CO	09/01/1959	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY COUNTY	18	409	KS	KEARNY	T022S-R035W-004
W T ROONEY, III	W T ROONEY, III	KANSAS NEBRASKA NATURAL GAS CO	11/05/1990	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY COUNTY	109	235	KS	KEARNY	T022S-R035W-004
MARVIN SWANK, ET UX	MARVIN SWANK, ET UX	KANSAS NEBRASKA NATURAL GAS CO	06/28/1979	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY COUNTY	33	171	KS	KEARNY	T023S-R037W-015
THELMA V STINCHCOMB	THELMA V STINCHCOMB	KANSAS NEBRASKA NATURAL GAS CO	06/28/1979	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY COUNTY	33M	173	KS	KEARNY	T023S-R037W-015
EILEEN L RYBERG	EILEEN L RYBERG	KN ENERGY INC	05/16/1990	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY COUNTY	102R	173	KS	KEARNY	T023S-R037W-017
FLORENCE BEIDERWELL	FLORENCE BEIDERWELL	KANSAS NEBRASKA NATURAL GAS CO	06/06/1957	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY COUNTY	18	39	KS	KEARNY	T023S-R038W-016
C W BUCK ESTATE	C W BUCK ESTATE	KANSAS NEBRASKA NATURAL GAS CO	02/03/1958	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY COUNTY	18	189	KS	KEARNY	T023S-R038W-015
ROY R KURZ, ET UX	ROY R KURZ, ET UX	KANSAS NEBRASKA NATURAL GAS CO	01/22/1957	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY COUNTY	18	40	KS	KEARNY	T023S-R038W-021
J D HOUCK, ET UX	J D HOUCK, ET UX	KANSAS NEBRASKA NATURAL GAS CO	09/19/1957	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY COUNTY	18	108	KS	KEARNY	T023S-R038W-028
CLARK M HOUCK	CLARK M HOUCK	KANSAS NEBRASKA NATURAL GAS CO	03/27/1980	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY COUNTY	34M	249	KS	KEARNY	T023S-R038W-027
C W LINDNER, ET UX	C W LINDNER, ET UX	KANSAS NEBRASKA NATURAL GAS CO	01/23/1957	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY COUNTY	18	41	KS	KEARNY	T023S-R038W-029
HARRY PALMER, ET UX	HARRY PALMER, ET UX	KANSAS NEBRASKA NATURAL GAS CO	05/17/1957	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY COUNTY	18	43	KS	KEARNY	T023S-R038W-029
MARTHA M ALLEN, ET VIR	MARTHA M ALLEN, ET VIR	KANSAS NEBRASKA NATURAL GAS CO	01/23/1957	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY COUNTY	18	42	KS	KEARNY	T023S-R038W-032
JESSE D HOUCK, ET UX	JESSE D HOUCK, ET UX	KANSAS NEBRASKA NATURAL GAS CO	12/16/1955	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY COUNTY	17	384	KS	KEARNY	T023S-R038W-033
DAVID V WRIGHT	DAVID V WRIGHT	XTO ENERGY INC.	09/28/2005	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY COUNTY	212	481	KS	KEARNY	T023S-R037W-002 SE

Schedule 5, Page 52

KENNETH & WILMA DAVIS TRUST	KENNETH & WILMA DAVIS TRUST	XTO ENERGY INC.	10/05/2005	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY COUNTY	212	7		KS	KEARNY	T023S-R037W-002 NE
AMERICAN IMPLEMENT INC	AMERICAN IMPLEMENT INC	XTO ENERGY INC	03/27/2006	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY COUNTY			UNRECORDED	KS	KEARNY	T025S-R036W-035 N
T025S-R036W-035 SE
RHONDA JEAN NIGHTINGALE ET VIR	RHONDA JEAN NIGHTINGALE ET VIR	XTO ENERGY INC	03/24/2006	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY COUNTY			UNRECORDED	KS	KEARNY	T025S-R036W-036 NE
BEYMER & BEYMER INC	BEYMER & BEYMER INC	XTO ENERGY INC	06/02/2008	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY COUNTY			UNRECORDED	KS	KEARNY	T025S-R036W-009 NE
MCCORMICK HOLSTEIN LLC	MCCORMICK HOLSTEIN LLC	XTO ENERGY INC	08/26/2008	DIV01 - HOUSTON	BU038 - HUGOTON	KS	KEARNY COUNTY	228	559		KS	KEARNY	T026S-R036W-027 SW
BOARD OF COUNTY COMMISSIONERS OF MORTON COUNTY KS	BOARD OF COUNTY COMMISSIONERS OF MORTON COUNTY KS	MOBIL EXPLORATION & PRODUCING US INC	09/07/2000	DIV01 - HOUSTON	BU038 - HUGOTON	KS	MORTON COUNTY			UNRECORDED	KS	MORTON	T034S-R039W-006
T034S-R039W-007
BOARD OF COUNTY COMMISSIONERS OF MORTON COUNTY KS	BOARD OF COUNTY COMMISSIONERS OF MORTON COUNTY KS	MOBIL EXPLORATION & PRODUCING US INC	12/07/1998	DIV01 - HOUSTON	BU038 - HUGOTON	KS	MORTON COUNTY			UNRECORDED	KS	MORTON	T034S-R039W-030
BOARD OF COUNTY COMMISSIONERS OF MORTON COUNTY KS	BOARD OF COUNTY COMMISSIONERS OF MORTON COUNTY KS	MOBIL EXPLORATION & PRODUCING US INC	06/03/1999	DIV01 - HOUSTON	BU038 - HUGOTON	KS	MORTON COUNTY			UNRECORDED	KS	MORTON	T033S-R040W-024
T033S-R040W-025
BOARD OF COUNTY COMMISSIONERS OF MORTON COUNTY KS	BOARD OF COUNTY COMMISSIONERS OF MORTON COUNTY KS	MOBIL EXPLORATION & PRODUCING US INC	02/23/1998	DIV01 - HOUSTON	BU038 - HUGOTON	KS	MORTON COUNTY			UNRECORDED	KS	MORTON	T033S-R039W-005
T033S-R039W-006
PRODUCED WATER LINE SEC 25 AND 25, 33S-40W	THE BOARD OF COUNTY COMMISIONERS OF MORTON COUNTY, KS	MOBIL EXPLORATION & PRODUCING U S INC	06/03/1999	DIV01 - HOUSTON	BU038 - HUGOTON	KS	MORTON COUNTY						T033S-R040W-024
T033S-R040W-025
ELECTRIC LINE 6-33S-39W TO 5-33S-39W	THE BOARD OF COUNTY COMMISIONERS OF MORTON COUNTY, KS	MOBIL EXPLORATION & PRODUCING U S INC	02/23/1998	DIV01 - HOUSTON	BU038 - HUGOTON	KS	MORTON COUNTY						T033S-R039W-005
T033S-R039W-006
ELECTRIC LINE 26-34S-40W TO 25-34S-40W	THE BOARD OF COUNTY COMMISSIONERS OF MORTON COUNTY, KS	HANCOCK ELECTRIC LLC	01/01/1997	DIV01 - HOUSTON	BU038 - HUGOTON	KS	MORTON COUNTY						T034S-R040W-025

Schedule 5, Page 53

													T034S-R040W-026
JAMES W CULLISON ET UX	JAMES W CULLISON ET UX	EXXONMOBIL OIL CORPORATION	10/27/2006	DIV01 - HOUSTON	BU038 - HUGOTON	KS	STEVENS COUNTY	238	529		KS	STEVENS	T031S-R035W-027
													T031S-R035W-028
													T031S-R035W-029
JAMES W CULLISON ET UX	JAMES W CULLISON ET UX	EXXONMOBIL OIL CORPORATION	10/27/2006	DIV01 - HOUSTON	BU038 - HUGOTON	KS	STEVENS COUNTY	238	527		KS	STEVENS	T031S-R035W-027
													T031S-R035W-028
BEVERLY K SNYDER LIVING TRUST	BEVERLY K SNYDER LIVING TRUST	EXXONMOBIL OIL CORPORATION	03/09/2007	DIV01 - HOUSTON	BU038 - HUGOTON	KS	STEVENS COUNTY	249	90		KS	STEVENS	T032S-R035W-009
								242	37		KS	STEVENS
CHARLES W HARPER ET UX	CHARLES W HARPER ET UX	EXXONMOBIL OIL CORPORATION	07/29/2004	DIV01 - HOUSTON	BU038 - HUGOTON	KS	STEVENS COUNTY	219	674		KS	STEVENS	T033S-R035W-026
BARBARA WALTERS LIFE EST.	BARBARA WALTERS LIFE EST.	EXXONMOBIL OIL CORPORATION	08/08/2006	DIV01 - HOUSTON	BU038 - HUGOTON	KS	STEVENS COUNTY	242	42		KS	STEVENS	T032S-R035W-030
DONALD R SNYDER LIVING TRUST	DONALD R SNYDER LIVING TRUST	EXXONMOBIL OIL CORPORATION	03/09/2007	DIV01 - HOUSTON	BU038 - HUGOTON	KS	STEVENS COUNTY	242	35		KS	STEVENS	T032S-R035W-009
								249	92		KS	STEVENS
LAVERN JANICE THOMAS LOVING TRUST DTD 12/28/89	LAVERN JANICE THOMAS LOVING TRUST DTD 12/28/89	EXXONMOBIL OIL CORPORATION	04/20/2011	DIV01 - HOUSTON	BU038 - HUGOTON	KS	STEVENS COUNTY	272	714	6002249-001	KS	STEVENS	T034S-R036W-014
ROGER L MCGILL ET AL	ROGER L MCGILL ET AL	EXXONMOBIL OIL CORPORATION	03/09/2007	DIV01 - HOUSTON	BU038 - HUGOTON	KS	STEVENS COUNTY	242	47	6004431-001	KS	STEVENS	T032S-R036W-012
										6004431-001	KS	STEVENS
STANLEY MCGILL ET AL	STANLEY MCGILL ET AL	EXXONMOBIL OIL CORPORATION	03/09/2007	DIV01 - HOUSTON	BU038 - HUGOTON	KS	STEVENS COUNTY	242	45		KS	STEVENS	T032S-R036W-012
											KS	STEVENS
CAROL L AND COLEMAN E DOWNING TRUSTS	CAROL L AND COLEMAN E DOWNING TRUSTS	EXXONMOBIL OIL CORPORATION	05/09/2007	DIV01 - HOUSTON	BU038 - HUGOTON	KS	STEVENS COUNTY	279	264		KS	STEVENS	T031S-R035W-031
								278	543		KS	STEVENS
W E WHITE TRUST DATED AUGUST 23 1995	W E WHITE TRUST DATED AUGUST 23 1995	EXXONMOBIL OIL CORPORATION	06/17/2006	DIV01 - HOUSTON	BU038 - HUGOTON	KS	STEVENS COUNTY	243	279		KS	STEVENS	T032S-R036W-023
KEITH SECREST ET AL	KEITH SECREST ET AL	EXXONMOBIL OIL CORPORATION	04/12/2011	DIV01 - HOUSTON	BU038 - HUGOTON	KS	STEVENS COUNTY	272	710		KS	STEVENS	T034S-R036W-024
DOROTHY M VAN NOVER LVG TT UA DTD 4/28/99	DOROTHY M VAN NOVER LVG TT UA DTD 4/28/99	EXXONMOBIL OIL CORPORATION	06/04/2001	DIV01 - HOUSTON	BU038 - HUGOTON	KS	STEVENS COUNTY	198	20		KS	STEVENS	T035S-R037W-009
STEVENS COUNTY BOARD OF COUNTY COMMISSIONERS	STEVENS COUNTY BOARD OF COUNTY COMMISSIONERS	MOBIL OIL CORPORATION	08/22/1970	DIV01 - HOUSTON	BU038 - HUGOTON	KS	STEVENS COUNTY			UNRECORDED	KS	STEVENS	T031S-R036W-005

Schedule 5, Page 54

KANSAS DEPARTMENT OF TRANSPORTATION 6-7874	KANSAS DEPARTMENT OF TRANSPORTATION 6-7874	MOBIL OIL CORPORATION	07/28/1994	DIV01 - HOUSTON	BU038 - HUGOTON	KS	STEVENS COUNTY			UNRECORDED	KS	STEVENS	T032S-R037W-009
MCGILL FAMILY TRUST - 1997	MCGILL FAMILY TRUST - 1997	EXXONMOBIL OIL CORPORATION	03/02/2007	DIV01 - HOUSTON	BU038 - HUGOTON	KS	STEVENS COUNTY	242	39		KS	STEVENS	T032S-R036W-012
M GENE ELLIS ET UX	M GENE ELLIS ET UX	EXXON MOBIL CORPORATION	04/08/2003	DIV01 - HOUSTON	BU038 - HUGOTON	KS	STEVENS COUNTY	210	704		KS	STEVENS	T034S-R036W-035

Schedule 5, Page 55

Schedule 5 Part D (Non-Marketing)

Contract Name	Party A	Party B	FileNet Image Title
Master Service Agreement	A & R SERVICES	LINN	193725-12-02-2015
Master Service Agreement	AMEC FOSTER WHEELER ENVIRONMENTAL	LINN	148060-04-04-2016
Master Service Agreement	ANCON	LINN	194014-11-30-2015
Master Service Agreement	ANZGT FIELD SERVICES LLC	LINN	194610-05-19-2016
Master Service Agreement	ARROW OILFIELD AND SANITATION, INC	LINN	194428-09-16-2015
Master Service Agreement	ATLAS CRANE & RIGGING INC	LINN	151252-06-05-2015
Master Service Agreement	BADGER DAYLIGHTING CORP	LINN	121530-08-30-2012
Master Service Agreement	BL ELECTRICALS INC	LINN	194781-03-15-2016
Master Service Agreement	BRAUN ELECTRIC COMPANY INC	LINN	189277-03-16-2016
Master Service Agreement	BRINDERSON,LP	LINN	144537-03-01-2015
Master Service Agreement	CANNON	LINN	085625-12-17-2009
Master Service Agreement	CLEAN GEN LLC	LINN	151431-04/23/2014
Master Service Agreement	CORDOVA FLOW CONTROLS LLC	LINN	190247-06-18-2015
Master Service Agreement	CUTSFORTH, INC	LINN	N/A
Master Service Agreement	DARRELL THOMPSON TANK & CONSTR INC	LINN	082097-04-12-2016
Master Service Agreement	DEANGELO BROTHERS LLC	LINN	185966-09-29-2014
Master Service Agreement	DECISION STRATEGIES INC	LINN	142360-03-01-2015
Master Service Agreement	DELBERT FORTNER	LINN	189846-05-14-2015
Master Service Agreement	DESIGN SPACE MODULAR BUILDINGS INC	LINN	194279-06-24-2015
Master Service Agreement	DIRTCO LLC	LINN	192713-10-02-2015
Master Service Agreement	DRY CREEK ENTERPRISES INC	LINN	195180-06-01-2015
Master Service Agreement	EMIT TECHNOLOGIES INC	LINN	135070-11-26-2014
Master Service Agreement	GE ENERGY	LINN	149296-04/02/2014
Master Service Agreement	GEO DRILLING FLUIDS, INC.	LINN	066797-05-20-2013
Master Service Agreement	GOLDEN STATE REFRACTORY	LINN	189941-02-13-2015
Master Service Agreement	HERB SIEGERS	LINN	187769-01-08-2015
Master Service Agreement	INSTRUMENT CONTROL SERVICES	LINN	188130-01-27-2015
Master Service Agreement	INTEGRATED CP	LINN	190275-05-20-2015
Master Service Agreement	J & J INSPECTION SERVICE LLC	LINN	123405-03-06-2013
Master Service Agreement	JL MARINE CONSTRUCTION	LINN	146182-05-28-2015
Master Service Agreement	KNOWLES ENTERPRISES LLC	LINN	190106-06-11-2015
Master Service Agreement	LIBERTY LIFT SOLUTIONS LLC	LINN	151997-01-10-2013
Master Service Agreement	LIMOUSINE SCENE	LINN	153800-06/19/2014
Master Service Agreement	MCMILLAN OPERATING	LINN	190836-07-21-2015
Master Service Agreement	METCALF ARCHAEOLOGICAL	LINN	148490-04-01-2015
Master Service Agreement	MITCHELLS BLIND CLEANING INC	LINN	151316-11/14/2013
Master Service Agreement	PACIFIC PETROLEUM CALIFORNIA INC	LINN	194464-02-04-2016
Master Service Agreement	PACIFIC PROCESS SYSTEMS INC	LINN	060542-03-11-2008
Master Service Agreement	PERFORMANCE CONTRACTING INC	LINN	151843-03/15/2014
Master Service Agreement	PETROCLOUD LLC	LINN	190838-11-05-2014

Schedule 5, Page 56

Master Service Agreement	PILOT TRAVEL CENTERS, LLC	LINN	N/A
Master Service Agreement	PINNERGY LTD	LINN	120288-05-21-2015
Master Service Agreement	PTS RENTALS,INC.	LINN	146227-04/30/2014
Master Service Agreement	RAPTOR INDUSTRIES LLC	LINN	160745-12-30-2015
Master Service Agreement	RENTECH BOILER SYSTEMS INC	LINN	190227-06-11-2015
Master Service Agreement	SAWYER PETROLEUM	LINN	160739-10-20-2014
Master Service Agreement	SC FUELS	LINN	188137-04-01-2015
Master Service Agreement	SIGNA ENGINEERING CORP	LINN	135594-09-14-2015
Master Service Agreement	SPECIALIZED ROUSTABOUT SERVICES LLC	LINN	187802-01-06-2015
Master Service Agreement	SPITFIRE HOT OILING INC	LINN	151288-04/09/2014
Master Service Agreement	SUNLAND FIELD SERVICES	LINN	146044-04-18-2013
Master Service Agreement	TARPON ENERGY SERVICES LLC	LINN	151359-01-13-2015
Master Service Agreement	TEAM OIL TOOLS LP	LINN	133673-01-11-2012
Master Service Agreement	TECH EXPRESS	LINN	192691-09-18-2015
Master Service Agreement	THORCO HOLDINGS LLC	LINN	084660-07-16-2008
Master Service Agreement	TRB OILFIELD SERVICES	LINN	N/A
Master Service Agreement	UELS LLC	LINN	140031-07-02-2013
Master Service Agreement	US PFJ FREIGHT-ONLY	LINN	152085-07-15-2014
Master Service Agreement	WAGNER EQUIPMENT CO	LINN	147786-02/25/2014

Schedule 5, Page 57

Contracts to be Assigned or Partially Asssigned to Berry

Linn K#	Linn Entity	Contract Type	Counterparty	Counterparty K#	Original Counterparty to Contract	Contract Dated	Primary Term End Date	Auto Extension Provision	Assignment Requirements	Partially Assignable?	Land Burdened?	Region
92S	LOI as agent, but Berry not listed	NAESB	Cima Energy Ltd.		Cima Energy Ltd.	04/19/2013	Per Transaction	Per transaction	Written Consent Required	Yes		Calif/Colo/Utah
82S	LOI as agent, but Berry not listed	NAESB	Twin Eagle Resource Management LLC	LINN- NAESB	Twin Eagle Resource Management LLC	06/15/2012	03/31/2017	None	Written Consent Required	Silent; assumed yes	No	Calif/ETX/Hug
182GG	LOI as agent for Berry	Joint Venture Agreement	Aera Energy LLC and Chalk Cliff Limited		Mobil Oil Corporation, Chalk Cliff Limited and Tannehill Oil Company	12/02/1991	Ongoing	Ongoing	Written Consent Required	Silent; assumed yes		California
183GG	Berry	Joint Venture Agreement	Aera Energy LLC and Chalk Cliff Limited		Chalk Cliff Limited and Tannehill Oil Company	01/08/1992	Ongoing	Ongoing	Written Consent Required	Silent; assumed yes		California
337O	LOI	Crude Oil Purchase Agreement	Kern Oil & Refining Company	P1417	Kern Oil & Refining Company	11/01/2015	04/30/2016	Month-to-month; 60 Days	Written Consent Required	Silent; assumed yes		California
285T	Berry	Operational Balancing Agreement	Kern River Gas Transmission Co.	4069	Kern River Gas Transmission Co.	03/01/2011	Ongoing	Ongoing; 10 Days	(Silent)	Silent; assumed yes		California
286T	Berry	Operational Balancing Agreement	Kern River Gas Transmission Co.	4083	Kern River Gas Transmission Co.	03/01/2013	Ongoing	Ongoing; 10 Days	(Silent)	Silent; assumed yes		California
287T	Berry	Operational Balancing Agreement	Mojave Pipeline Company, L.L.C.	42HU	Mojave Pipeline Company, L.L.C.	03/01/2011	Ongoing	Ongoing; 30 Days	Written Consent Required	Silent; assumed yes		California
288T	Berry	Operational Balancing Agreement	Mojave Pipeline Company, L.L.C.	42JF	Mojave Pipeline Company, L.L.C.	05/01/2013	Ongoing	Ongoing; 30 Days	(Silent)			California
290T	Berry	Natural Gas Pipeline Interconnect Agreement	Occidental of Elk Hills, Inc.		Occidental of Elk Hills, Inc.	06/30/2011	Ongoing	Ongoing; 60 Days	Written Consent Required	Silent; assumed yes		California
325O	Berry	Crude Oil Purchase Agreement	Phillips 66 Company	BEB17TP50001	Phillips 66 Company	09/01/2016	02/28/2017	None	Written Consent Required	Silent; assumed yes		California
118PR	LEH/Berry	Processing Agreement	Seneca Resources Corporation		Bakersfield Gas, L.P.	06/01/1993	05/31/2003	Year-to-year; 365 Days	Written Consent Required	Silent; assumed yes		California
289T	Berry	Master Services Contract	Southern California Gas Company	53436	Southern California Gas Company	02/14/1995	Per Schedule	Per Schedule	Written Consent Required	Silent; assumed yes		California
327O	LOI	Crude Oil Purchase Agreement	Tesoro Refining & Marketing Company LLC	LNP15TP0001	Tesoro Refining & Marketing Company LLC	10/01/2016	09/30/2017	Quarterly; 90 Days	Written Consent Required	Silent; assumed yes		California
178GG	Berry	Gas Gathering Agreement	Encana Oil & Gas (USA) Inc.		Encana Oil & Gas (USA) Inc.	06/29/2006	Ongoing	Ongoing	Written Consent Required	Yes		Colorado
179GG	Berry	Gas Gathering Agreement	Encana Oil & Gas (USA) Inc.		Encana Oil & Gas (USA) Inc.	06/07/2006	Ongoing	None	Written Consent Required	Yes		Colorado
Schedule 5, Page 58

274O	LOI	Crude Oil Purchase Agreement	Plains Marketing, L.P.	7330-1014	Plains Marketing, L.P.	01/01/2017	03/31/2017	Month-to-month; 30 Days	Written Consent Required	Silent; assumed yes		Colorado
132S	Berry	NAESB	Wapiti Energy		Delta Petroleum Corp	01/14/2008	03/31/2010	Month-to-month; 60 Days	Written Consent Required	Yes		Colorado
118GG	Berry	Gas Gathering Agreement	Enable Midstream Partners, LP		Velocity East Texas Gathering, LLC	07/16/2009	07/15/2029	None	Written Consent Required	Yes		East Texas
1596G	LOI	Gas Gathering and Processing Agreement	Enbridge G & P (East Texas) L.P.	2006720	Enbridge G & P (East Texas) L.P.	09/01/2015	08/31/2018	Month-to-month; 30 Days	Written Consent Required	Silent; assumed yes	Yes	East Texas
185GG	LOI	Gas Gathering Agreement	Enbridge G & P (East Texas) L.P.	2006719	Enbridge G & P (East Texas) L.P.	09/01/2015	08/31/2018	Month-to-month; 30 Days	Written Consent Required	Silent; assumed yes	Yes	East Texas
310O	LOI	Crude Oil Purchase Agreement	Genesis Crude Oil, L.P.	20294	Genesis Crude Oil, L.P.	10/01/2016	03/31/2017	Month-to-month; 30 Days	Written Consent Required	Silent; assumed yes	No	East Texas
119GG	Berry	Gas Gathering Agreement	Spartan Midstream LLC		Velocity East Texas Gathering, LLC	07/16/2009	07/15/2029	None	Written Consent Required	Yes		East Texas
299O	LOI	Crude Oil Purchase Agreement	Sunoco Partners Marketing & Terminals, L.P.	512147	Sunoco Partners Marketing & Terminals, L.P.	04/01/2016	03/31/2017	Month-to-month; 30 Days	Written Consent Required	Silent; assumed yes	No	East Texas
401091	LOI	Irrigation Gas Sales Agreement	Alan J. Clemans		Alan J. Clemans	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401092	LOI	Irrigation Gas Sales Agreement	Alan J. Clemans		Alan J. Clemans	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401093	LOI	Irrigation Gas Sales Agreement	Alan J. Clemans		Alan J. Clemans	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401094	LOI	Irrigation Gas Sales Agreement	Alan J. Clemans		Alan J. Clemans	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401096	LOI	Irrigation Gas Sales Agreement	Alan J. Clemans		Alan J. Clemans	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401097	LOI	Irrigation Gas Sales Agreement	Alan J. Clemans		Alan J. Clemans	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401098	LOI	Irrigation Gas Sales Agreement	Alan J. Clemans		Alan J. Clemans	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401099	LOI	Irrigation Gas Sales Agreement	Alan J. Clemans		Alan J. Clemans	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401100	LOI	Irrigation Gas Sales Agreement	Alan J. Clemans		Alan J. Clemans	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401129	LOI	Irrigation Gas Sales Agreement	Alan J. Clemens		Alan J. Clemens	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
140S	Berry/LEH	NAESB-Purchase (3rd Party)	American Warrior Inc.	TC #53391	American Warrior Inc.	01/01/2005	01/31/2005	Month-to-month; 30 Days	Written Consent Required	Yes	No	Hugoton
401088	LOI	Irrigation Gas Sales Agreement	Beer Farms		Beer Farms	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401089	LOI	Irrigation Gas Sales Agreement	Beer Farms		Beer Farms	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401105	LOI	Irrigation Gas Sales Agreement	Bill Goodloe		Bill Goodloe	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401036	LOI	Irrigation Gas Sales Agreement	Bill Koehn		Bill Koehn	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton

Schedule 5, Page 59

401103	LOI	Irrigation Gas Sales Agreement	Bobby T. Gloden		Bobby T. Gloden	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401104	LOI	Irrigation Gas Sales Agreement	Bobby T. Gloden		Bobby T. Gloden	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
176GG	Berry/LEH	Interconnect Agreement (3rd Party)	Breitburn Operating, LP		Whiting Oil and Gas Corporation	09/15/2005	Ongoing	Contract Silent	Written Consent Required	Silent; assumed yes	No	Hugoton
148S	Berry/LEH	NAESB-Purchase (3rd Party)	Breitburn Operating, LP	TC #110342	Celero Enrgy, L.P.	09/01/2004	05/31/2005	Month-to-month; 30 Days	Written Consent Required	Yes	No	Hugoton
401090	LOI	Irrigation Gas Sales Agreement	Chapco Investments, Inc.		Chapco Investments, Inc.	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401101	LOI	Irrigation Gas Sales Agreement	Charles W. Colson		Charles W. Colson	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
172S	Berry/LEH	NAESB-Purchase (3rd Party)	Cherokee Warrior, Inc.	TC #53382	Chesapeake Energy Marketing, Inc.	04/01/2003	03/31/2004	Month-to-month; 30 Days	Written Consent Required	Yes	No	Hugoton
142S	Berry/LEH	NAESB-Purchase (3rd Party)	Chesapeake Energy Marketing, Inc.	TC #53368	Chesapeake Energy Marketing, Inc.	04/01/2003	03/31/2004	Month-to-month; 30 Days	Written Consent Required	Yes	No	Hugoton
401085	LOI	Irrigation Gas Sales Agreement	Cynthia Barnes		Cynthia Barnes	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401087	LOI	Irrigation Gas Sales Agreement	Cynthia Barnes		Cynthia Barnes	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
121PR	Berry/LEH	Gas Processing Agreement	DCP Midstream LP	NHC0456000	DCP Midstream LP	08/01/2008	07/01/2017	Year-to-year; 90 Days	Written Consent Required	Yes		Hugoton
172GG	Berry/LEH	Gas Gathering and Compression Agreement	DCP Midstream LP	NHC0456001	DCP Midstream LP	08/01/2008	07/01/2017	Year-to-year; 90 Days	Written Consent Required	Yes		Hugoton
401011	LOI	Irrigation Gas Sales Agreement	Dell Cullison Farms Inc		Dell Cullison Farms Inc	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401119	LOI	Irrigation Gas Sales Agreement	Donnie Knier, Jr.		Donnie Knier, Jr.	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
171S	Berry/LEH	NAESB-Purchase (3rd Party)	Edison Operating, Inc.	TC #53382	Chesapeake Energy Marketing, Inc.	04/01/2003	03/31/2004	Month-to-month; 30 Days	Written Consent Required	Yes	No	Hugoton
167S	Berry/LEH	NAESB-Purchase (3rd Party)	Enterra Resources, LLC	TC #53387	Westport Oil & Gas Company, L.P.	04/01/2003	04/30/2003	Month-to-month; 30 Days	Written Consent Required	Yes	No	Hugoton
181GG	Berry/LEH	Gas Gathering Agreement	ETC Field Services LLC		Colorado Interstate Gas Company	10/01/1993	09/30/1994	Month-to-month; 30 Days	Written Consent Required	Silent; assumed yes	No	Hugoton
JHGG-6	LOI	Gas Gathering Agreement	ETC Field Services LLC	GGA6130-LAM	Regency Midcon Gas, LLC	09/01/2004	08/31/2014	Month-to-month; 30 Days	Written Notification	Yes		Hugoton
401072	LOI	Irrigation Gas Sales Agreement	Eugene Spencer		Eugene Spencer	01/01/2014	01/31/2015	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401115	LOI	Irrigation Gas Sales Agreement	Gary L. Ivie		Gary L. Ivie	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401073	LOI	Irrigation Gas Sales Agreement	Gene Spencer		Gene Spencer	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401141	LOI	Irrigation Gas Sales Agreement	Grant Webber		Grant Webber	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401086	LOI	Irrigation Gas Sales Agreement	Greg and Corey Barnes		Greg and Corey Barnes	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton

Schedule 5, Page 60

500111	LOI	Irrigation Gas Sales Agreement	Greg Barnes		Greg Barnes	10/01/2015	10/31/2015	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401084	LOI	Irrigation Gas Sales Agreement	Gregg Barnes		Gregg Barnes	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401019	LOI	Irrigation Gas Sales Agreement	Hartland Farms		Hartland Farms	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401026	LOI	Irrigation Gas Sales Agreement	J&L Smith Farms, Inc.		J&L Smith Farms, Inc.	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401102	LOI	Irrigation Gas Sales Agreement	J.W. Fitzgerald		J.W. Fitzgerald	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401055	LOI	Irrigation Gas Sales Agreement	James Moyer Farms		James Moyer Farms	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401053	LOI	Irrigation Gas Sales Agreement	Jamie Moyer		Jamie Moyer	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401123	LOI	Irrigation Gas Sales Agreement	Jerry Lunsford		Jerry Lunsford	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401124	LOI	Irrigation Gas Sales Agreement	Jerry Lunsford		Jerry Lunsford	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401125	LOI	Irrigation Gas Sales Agreement	Jerry Lunsford		Jerry Lunsford	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401126	LOI	Irrigation Gas Sales Agreement	Jerry Lunsford		Jerry Lunsford	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401127	LOI	Irrigation Gas Sales Agreement	Jerry Lunsford		Jerry Lunsford	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401128	LOI	Irrigation Gas Sales Agreement	Jerry Lunsford		Jerry Lunsford	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401132	LOI	Irrigation Gas Sales Agreement	Jim Sample		Jim Sample	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401013	LOI	Irrigation Gas Sales Agreement	John Dewerff		John Dewerff	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401111	LOI	Irrigation Gas Sales Agreement	Kenneth Hiller		Kenneth Hiller	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401120	LOI	Irrigation Gas Sales Agreement	Kyle Neville Farms		Kyle Neville Farms	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401121	LOI	Irrigation Gas Sales Agreement	Kyle Neville Farms		Kyle Neville Farms	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
JHTS-16	LOI	Crude Helium Purchase and Sale Agreement	Linde Gas North America LLC		Linde Gas North America LLC	01/01/2015	12/31/2019	Year-to-year; 60 Days	Written Consent Required; 90 days notice; additional obligations of assignment.	Yes, with obligations		Hugoton
141S	Berry/LEH	NAESB-Purchase (3rd Party)	Linn Energy Holdings, LLC	141S	Pioneer Natural Resources USA, Inc.	05/01/2004	04/30/2005	Month-to-month; 30 Days	Written Consent Required	Yes	No	Hugoton
JHPu-1700652	Berry/LEH	Gas Purchase Agreement	Linn Energy Holdings, LLC	JHPu-1700652	BP America Production Company	05/01/2010	04/30/2013	Year-to-year; 180 Days	Written Notification/Proof	Silent; assumed yes		Hugoton
JHPu-198509	Berry/LEH	Gas Processing Agreement	Linn Energy Holdings, LLC	JHPr-198509	BP America Production Company	11/01/2004	10/31/2005	Month-to-month; 30 Days	Written Consent Required	Silent; assumed yes		Hugoton
401143	LOI	Irrigation Gas Sales Agreement	Mark Witt		Mark Witt	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton

Schedule 5, Page 61

401145	LOI	Irrigation Gas Sales Agreement	Mark Witt		Mark Witt	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401146	LOI	Irrigation Gas Sales Agreement	Mark Witt		Mark Witt	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401147	LOI	Irrigation Gas Sales Agreement	Mark Witt		Mark Witt	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401148	LOI	Irrigation Gas Sales Agreement	Mark Witt		Mark Witt	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401149	LOI	Irrigation Gas Sales Agreement	Mark Witt		Mark Witt	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401151	LOI	Irrigation Gas Sales Agreement	Mark Witt		Mark Witt	02/04/2015	02/28/2015	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
187GG	Berry/LEH	Conmpressor Facility Agreement	Merit Management Partners V, L.P.		Columbian Fuel Corporation	08/01/1960	Ongoing	Contract Silent	Written Notification/Proof	Silent; assumed yes	No	Hugoton
401048	LOI	Irrigation Gas Sales Agreement	Ms Carolyn Meyer		Ms Carolyn Meyer	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401040	LOI	Irrigation Gas Sales Agreement	Munson Farms		Munson Farms	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401058	LOI	Irrigation Gas Sales Agreement	Munson Farms		Munson Farms	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401060	LOI	Irrigation Gas Sales Agreement	Munson Farms		Munson Farms	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401112	LOI	Irrigation Gas Sales Agreement	Neal Hofferber		Neal Hofferber	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
JHGG-8	LOI	IT Throughput Service Agreement	Northern Natural Gas Company	125683	Northern Natural Gas Company	06/01/2013	05/31/2014	Month-to-month; 30 Days	Written Consent Required	Silent; assumed yes		Hugoton
401062	LOI	Irrigation Gas Sales Agreement	Norton Farms, Inc.		Norton Farms, Inc.	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401063	LOI	Irrigation Gas Sales Agreement	Norton Farms, Inc.		Norton Farms, Inc.	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401064	LOI	Irrigation Gas Sales Agreement	Norton Farms, Inc.		Norton Farms, Inc.	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
100GG	Berry/LEH	Gas Gathering Agreement	Oneok Field Services Company, L.L.C.		Oneok Field Services Company, L.L.C.	11/01/2007	07/31/2019	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
173GG	Berry/LEH	Gas Compression Agreement	Oneok Field Services Company, L.L.C.		Oneok Field Services Company, L.L.C.	12/01/2007	11/30/2012	Year-to-year; 120 Days	Written Notification/Proof	Silent; assumed yes	No	Hugoton
174GG	Berry/LEH	Gas Gathering Agreement	Oneok Field Services Company, L.L.C.	432359	Oneok Field Services Company, L.L.C.	12/01/2007	11/30/2019	Year-to-year; 120 Days	Written Notification	Silent; assumed yes		Hugoton
1570G	Berry/LEH	Gas Purchase/Gathering Agreement	Oneok Field Services Company, LLC	109001	K N Energy, Inc.	04/20/1984	04/19/2004	Life of Lease	Written Notification	Silent; assumed yes		Hugoton
1581G	Berry/LEH	Gas Purchase/Gathering Agreement	Oneok Field Services Company, LLC	432767	Oneok Field Services Company, LLC	08/01/2016	07/31/2019	Month-to-month; 30 Days	Written Notification	Silent; assumed yes		Hugoton
JHTS-18	LOI	Natural Gas Liquids Purchase Agreement	Oneok Hydrocarbon, L.P.	72206	Oneok Hydrocarbon, L.P.	02/01/2016	01/31/2018	Year-to-year; 90 Days	Written Consent Required	Silent; assumed yes		Hugoton
JHTS-19	Berry	Agrmt for Sale & Purch of Helium Gas Mixture	Praxair, In.c		Praxair, In.c	01/27/2017	06/30/2026	Year-to-year; 180 Days	Written Consent Required	Silent; assumed yes		Hugoton
401150	LOI	Irrigation Gas Sales Agreement	Redd Farms Partnership		Redd Farms Partnership	02/04/2015	02/28/2015	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton

Schedule 5, Page 62

401136	LOI	Irrigation Gas Sales Agreement	Retta E. Thrall		Retta E. Thrall	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
177GG	Berry/LEH	Gas Gathering Agreement (3rd Party)	Sabre Operating, Inc.		Samson Resources Company	05/01/1998	05/31/1998	Month-to-month; 30 Days	Written Notification	Silent; assumed yes	No	Hugoton
139S	Berry/LEH	NAESB-Purchase (3rd Party)	Spess Oil Company, Inc.	TC #53392	Spess Oil Company, Inc.	04/01/2003	04/30/2003	Month-to-month; 30 Days	Written Consent Required	Yes	No	Hugoton
401135	LOI	Irrigation Gas Sales Agreement	Stegman Farms Partnership		Stegman Farms Partnership	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401131	LOI	Irrigation Gas Sales Agreement	Stephens Land & Cattle Company LLC		Stephens Land & Cattle Company LLC	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
144S	LOI	NAESB-Sales	SWKI-Seward-HSW, Inc.		SWKI-Seward-HSW, Inc.	03/01/2013	03/01/2016	Year-to-year; 30 Days	Written Consent Required	Silent; assumed yes	No	Hugoton
143S	LOI	NAESB-Sales	SWKI-Seward-West Central, Inc.		SWKI-Seward-West Central, Inc.	03/01/2013	03/01/2016	Year-to-year; 30 Days	Written Consent Required	Silent; assumed yes	No	Hugoton
145S	LOI	NAESB-Sales	SWKI-Stevens-N.E., Inc.		SWKI-Stevens-N.E., Inc.	03/01/2013	03/01/2016	Year-to-year; 30 Days	Written Consent Required	Silent; assumed yes	No	Hugoton
146S	LOI	NAESB-Sales	SWKI-Stevens-North, Inc.		SWKI-Stevens-North, Inc.	03/01/2013	03/01/2016	Year-to-year; 30 Days	Written Consent Required	Silent; assumed yes	No	Hugoton
147S	LOI	NAESB-Sales	SWKI-Stevens-South East, Inc.		SWKI-Stevens-South East, Inc.	03/01/2013	03/01/2016	Year-to-year; 30 Days	Written Consent Required	Silent; assumed yes	No	Hugoton
401061	LOI	Irrigation Gas Sales Agreement	Thomas L. Lahey		Thomas L. Lahey	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401050	LOI	Irrigation Gas Sales Agreement	Todd & Dena Miller		Todd & Dena Miller	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401117	LOI	Irrigation Gas Sales Agreement	Todd Mason		Todd Mason	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401118	LOI	Irrigation Gas Sales Agreement	Todd Mason		Todd Mason	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
401083	LOI	Irrigation Gas Sales Agreement	Tom Arnold		Tom Arnold	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
170GG	Berry/LEH	Gas Gathering Agreement	WGP-KHC, LLC.	G433KS	WGP-KHC, LLC.	11/01/2004	12/31/2005	Year-to-year; 60 Days	Written Consent Required	Silent; assumed yes		Hugoton
401116	LOI	Irrigation Gas Sales Agreement	Worth Jeffus Family Trust #1		Worth Jeffus Family Trust #1	12/01/2014	12/31/2014	Month-to-month; 30 Days	Written Notice	Silent; assumed yes		Hugoton
300T	LOI	FT Throughput Service Agreement	WTG Hugoton, LP	FT1-EXM-0001	WTG Hugoton, LP	08/01/2007	04/30/2020	Option of 5 Years; 60 Days	Written Consent Required	Silent; assumed yes		Hugoton
301T	LOI	FT Throughput Service Agreement	WTG Hugoton, LP	FT1-EXM-0002	WTG Hugoton, LP	08/01/2007	04/30/2020	Option of 5 Years; 60 Days	Written Consent Required	Silent; assumed yes		Hugoton
302T	LOI	IT Throughput Service Agreement	WTG Hugoton, LP	IT1-EXM-0111	WTG Hugoton, LP	05/15/2011	05/31/2011	Month-to-month; 30 Days	Written Consent Required	Silent; assumed yes		Hugoton
66S	LOI	NAESB	BP Energy Company		BP Energy Company	10/01/2009	Per Transaction	Per transaction	Written Consent Required	Silent; assumed yes		Utah
278O	LOI	Crude Oil Purchase Agreement	Chevron Products Company	LINNO16TP0001	Chevron Products Company	03/01/2016	02/28/2017	Month-to-month; 60 Days	Written Consent Required	Silent; assumed yes		Utah

Schedule 5, Page 63

97PR	Berry	Gas Processing Agreement	Chipeta Processing LLC	9345	Chipeta Processing LLC	09/21/2011	09/20/2021	Year-to-year; 180 Days	Written Notice/Proof	Silent; assumed yes	Utah
12NGL	Berry	Condensate Purchase Agreement	Custom Energy Const., Inc.	1-10-COND	Custom Energy Const., Inc.	01/12/2010	02/11/2010	Month-to-month; 72 Hours	Silent	Silent; assumed yes	Utah
71S	LOI	NAESB	EDF Trading North America, LLC		EDF Trading North America, LLC	03/02/2011	Per Transaction	Per transaction	Written Consent Required	Silent; assumed yes	Utah
ME-1509G	Berry	Non-Op Gas Marketing Agreement	EOG Resources, Inc.		EOG Resources, Inc.	12/05/2005	01/04/2006	Month-to-month; 30 Days	(Silent)	Silent; assumed yes	Utah
301O	LOI as agent for Berry	Crude Oil Purchase Agreement	HollyFrontier Refining & Marketing LLC		HollyFrontier Refining & Marketing LLC	08/01/2014	12/31/2019	Quarterly; 120 Days	Written Consent Required	Silent; assumed yes	Utah
11NGL	Berry	Evergreen Term Purchase Agreement	Kinder Morgan Altamont LLC	923566	El Paso Marketing Company, L.L.C. as Agent for El Paso Midstream Investment Company L.L.C.	01/01/2014	01/31/2014	Month-to-month; 30 Days	Written Consent Required	Yes	Utah
122GG	Berry	Gas Gathering Agreement	Lake Canyon Transportation and Gathering, LLC		Lake Canyon Transportation and Gathering, LLC	04/12/2006	Ongoing	Ongoing	Restricted Assignment - See Section 13	Yes	Utah
1510G	Berry	Interruptible Gas Purchase Agreement	Newfield Production Company		Newfield Production Company	12/20/2012	01/31/2013	Month-to-month; 30 Days	Written Consent Required	Silent; assumed yes	Utah
98PR	Berry	Gas Processing Agreement	Newfield Production Company		Newfield Production Company	11/01/2005	01/31/2006	Month-to-month; 90 Days	(Silent)	Silent; assumed yes	Utah
128GG	Berry	Gas Gathering Agreement	Petroglyph Operating Company, Inc.		Petroglyph Operating Company, Inc.	03/01/2010	02/28/2020	Month-to-month; 10 Days	Written Consent Required	Silent; assumed yes	Utah
129GG	Berry (UTE/FNR)	Gas Gathering Agreement	Petroglyph Operating Company, Inc.		Petroglyph Operating Company, Inc.	06/01/2004	06/30/2005	Month-to-month; 30 Days	Written Consent Required	Silent; assumed yes	Utah
1508G	Berry	Interruptible Gas Purchase Agreement	Petroglyph Operating Company, Inc.		Petroglyph Operating Company, Inc.	03/01/2010	03/31/2010	Month-to-month; 30 Days	Written Notice	Silent; assumed yes	Utah
261T	Berry	Operational Balancing Agreement	Questar Pipeline Company	3213	Questar Pipeline Company	10/01/2003	Ongoing	Ongoing; 30 Days	Written Consent Required	Silent; assumed yes	Utah
262T	Berry	Firm Transportation Service Agreement	Questar Pipeline Company	3726	Questar Pipeline Company	11/01/2007	10/31/2022	None	Written Consent Required	Silent; assumed yes	Utah
263T	Berry	Firm Transportation Service Agreement	Questar Pipeline Company	4895	Questar Pipeline Company	08/01/2012	10/31/2022	Month-to-month; 30 Days	Written Consent Required	Silent; assumed yes	Utah
264T	Berry	Firm Transportation Service Agreement	Questar Pipeline Company	4896	Questar Pipeline Company	02/07/2013	02/06/2021	Month-to-month; 30 Days	Written Consent Required	Silent; assumed yes	Utah
265T	Berry	Firm Transportation Service Agreement	Questar Pipeline Company	5032	Questar Pipeline Company	07/24/2012	07/23/2022	Year-to-year; 90 Days	Written Consent Required	Silent; assumed yes	Utah
266T	Berry	Facilities Agreement	Questar Pipeline Company		Questar Pipeline Company	01/17/2006	Ongoing	None	(Silent)	Silent; assumed yes	Utah
119S	Berry	NAESB	Rig II, LLC		Bill Barrett Corporation	07/01/2010	Per Transaction	Per transaction; 30 Days	Written Consent Required	Yes	Utah
123GG	Berry	Gas Gathering Agreement	Rig II, LLC		Bill Barrett Corporation	07/01/2010	11/30/2016	Year-to-year; 90 Days	Written Consent Required	Yes	Utah

Schedule 5, Page 64

124GG	Berry	Gas Gathering Agreement	Rig II, LLC		Bill Barrett Corporation	07/01/2010	11/30/2016	Month-to-month; 90 Days	Written Notice	Silent; assumed yes	Utah
96PR	Berry	Gas Processing Agreement	Rig II, LLC		Bill Barrett Corporation	07/01/2010	11/30/2016	Month-to-month; 90 Days	Written Consent Required	Yes	Utah
316O	LOI	Crude Oil Purchase Agreement	Tesoro Refining & Marketing Company LLC	TS15-122P	Tesoro Refining & Marketing Company LLC	01/01/2016	06/30/2017	None	Written Consent Required	Silent; assumed yes	Utah
121GG	Berry	Joint Venture Agreement	UTE Indian Tribe of the Uintah and Ouray Reservation		UTE Indian Tribe of the Uintah and Ouray Reservation	04/01/1992	Ongoing	Ongoing	Written Consent Required	Silent; assumed yes	Utah
125GG	Berry	License Agreement	UTE Indian Tribe of the Uintah and Ouray Reservation		UTE Indian Tribe of the Uintah and Ouray Reservation	08/28/2003	Ongoing	Ongoing	Silent	Silent; assumed yes	Utah
127GG	Berry	Gas Gathering Agreement	UTE Tribe and UTE/FNR LLC		UTE Tribe and UTE/FNR LLC	12/01/2003	11/30/2016	Month-to-month; 30 Days	Written Notice/Proof	Silent; assumed yes	Utah
126GG	Berry	Gas Gathering Agreement	UTE/FNR LLC		UTE Tribe and UTE FNR LLC	12/01/2003	12/01/2016	Month-to-month; 90 Days	Written Consent Required	Yes	Utah

Schedule 5, Page 65

Schedule 6
AVAILABLE EMPLOYEE LIST
[SCHEDULE FOLLOWS]

Schedule 6, Page 1

Berry Employee List

Job Title	GA/LOC Name	Work Location Name
Operations Specialist	Field Service & Regulatory - Ca	Bakersfield
Engineering Analyst	Field Service & Regulatory - Ca	Bakersfield
Geology Tech, Sr.	South Midway Asset Team	Bakersfield
Engineer 2	South Midway Asset Team	Bakersfield
Foreman 1 Construction	Field Service & Regulatory - Ca	Bakersfield
Geology Tech	Diatomite Asset Team	Bakersfield
Software Developer 2	Information Technology - Hou	Bakersfield
Dist Prod Superintendent	Field Service & Regulatory - Ca	Bakersfield
Admin Assistant 1	Land - Houston Division	Bakersfield
SCM Manager	Supply Management - Okc	Bakersfield
Network Engineer 2	Information Technology - Hou	Bakersfield
Engineer 1	Diatomite Asset Team	Bakersfield
Asset Manager	Diatomite Asset Team	Bakersfield
EH&S Rep, Sr.	EH&S - Hou	Bakersfield
Asset Manager	Nsf Asset Team	Bakersfield

Business Intelligence (BI) Analyst 3, Sr.	Information Technology - Hou	Bakersfield
Desktop Sup Analyst 1	Information Technology - Hou	Bakersfield
Foreman 1 Completions	Field Service & Regulatory - Ca	Bakersfield
Geologist 3, Sr.	Nsf Asset Team	Bakersfield
Engineer, Advisor	Diatomite Asset Team	Bakersfield
Accounting Tech/Clerk 2	Operations Accounting	Bakersfield
Accountant 4, Sr. Staff - Operations	Operations Accounting	Bakersfield
Engineer 1	Diatomite Asset Team	Bakersfield
EH&S Rep, Sr.	EH&S - Hou	Bakersfield
Desktop Sup Analyst 1	Information Technology - Hou	Bakersfield
Engineering Tech	Field Service & Regulatory - Ca	Bakersfield
Engineering Analyst	South Midway Asset Team	Bakersfield
Team Lead Engineering	Nsf Asset Team	Bakersfield
Operations Tech 1	Field Service & Regulatory - Ca	Bakersfield
Database Administrator, Sr	Information Technology - Hou	Bakersfield
Foreman 1 Measurement	Production Services - Hou Div	Bakersfield
Engineering Analyst	Nsf Asset Team	Bakersfield
Landman 3, Sr.	Land - Houston Division	Bakersfield
Geologist 3, Sr.	South Midway Asset Team	Bakersfield
Engineering Tech	Nsf Asset Team	Bakersfield
Engineer 3, Sr.	Diatomite Asset Team	Bakersfield
Dist Prod Superintendent	Field Service & Regulatory - Ca	Bakersfield
Foreman 2 Production	Field Service & Regulatory - Ca	Bakersfield
Engineer 3, Sr.	Nsf Asset Team	Bakersfield
Accountant 3, Sr.- Production	Production Accounting - Hou	Bakersfield
Engineering Analyst, Advisor	Diatomite Asset Team	Bakersfield
Buyer/Purchasing Rep 3	Supply Management - Okc	Bakersfield
*    Scheduled to begin employment with Linn Operating, Inc. on May 6, 2017

Schedule 6, Page 2

Engineer 1	Nsf Asset Team	Bakersfield
Asset Manager	Operations Management - Ca	Bakersfield
IT Manager, Sr.	Information Technology - Hou	Bakersfield
EH&S Manager	EH&S - Hou	Bakersfield
Admin Assistant 1	Operations Management - Ca	Bakersfield
Inventory Analyst 1	Supply Management - Berry	Bakersfield
Foreman 2 Production	Field Service & Regulatory - Ca	Bakersfield
Buyer/Purchasing Rep 2	Supply Management - Berry	Bakersfield
Dist Prod Superintendent	South Midway Asset Team	Bakersfield
Engineer 2	South Midway Asset Team	Bakersfield
Engineer 1	South Midway Asset Team	Bakersfield
Field Admin 2	Field Service & Regulatory - Ca	Bakersfield
Team Lead Engineering	Nsf Asset Team	Bakersfield
Engineer 2	Nsf Asset Team	Bakersfield
Geologist 1	Diatomite Asset Team	Bakersfield
Engineering Tech	Nsf Asset Team	Bakersfield
Asset Manager	South Midway Asset Team	Bakersfield
Engineer 3, Sr.	South Midway Asset Team	Bakersfield
Engineer 1	Diatomite Asset Team	Bakersfield
EH&S Representative	EH&S - Hou	Bakersfield
Foreman 1 Production	Loe - Mn	N Midway
Field Operator 1	Loe - Mn	N Midway
Field Operator 1	Loe - Mn	N Midway
Operations Tech 2	Loe - Diatomite	N Midway
Operations Tech 1	Loe - Diatomite	N Midway
Field Operator 1	Loe - Diatomite	N Midway
Foreman 1 Production	Loe - Diatomite	N Midway
Field Operator 1	Loe - Mn	N Midway
Field Operator 1	Loe - Diatomite	N Midway
Operations Tech 4	Loe - Diatomite	N Midway
Field Operator 1	Loe - Diatomite	N Midway
Field Operator 2	Loe - Mn	N Midway
Field Operator 1	Loe - Diatomite	N Midway
Field Operator 1	Loe - Mn	N Midway
Field Operator 1	Loe - Diatomite	N Midway
Field Operator 1	Loe - Diatomite	N Midway
Field Operator 1	Loe - Diatomite	N Midway
Field Operator 1	Loe - Mn	N Midway
Engineering Analyst	Field Service & Regulatory - Ca	N Midway
Field Operator 1	Loe - Diatomite	N Midway
Field Operator 1	Loe - Diatomite	N Midway
Engineer 3, Sr.	Loe - Diatomite	N Midway
Dist Prod Superintendent	Diatomite Asset Team	N Midway
Operations Tech 2	Loe - Diatomite	N Midway
Field Operator 1	Loe - Diatomite	N Midway
Operations Tech 1	Field Service & Regulatory - Ca	N Midway
Operations Tech 3	Loe - Diatomite	N Midway

Schedule 6, Page 3

Foreman 1 Production	Loe - Diatomite	N Midway
Field Operator 3	Loe - Mn	N Midway
Field Operator 1	Loe - Diatomite	N Midway
Field Operator 1	Loe - Diatomite	N Midway
Field Operator 1	Loe - Placerita Ca	Placerita
Field Admin 3	Loe - Placerita Ca	Placerita
Field Operator 3	Loe - Placerita Ca	Placerita
Field Operator 4-Lead	Loe - Placerita Ca	Placerita
Operations Tech 4	Loe - Placerita Ca	Placerita
Field Operator 4-Lead	Loe - Placerita Ca	Placerita
Foreman 1 Production	Loe - Placerita Ca	Placerita
Field Operator 3	Loe - Placerita Ca	Placerita
Field Operator 3	Loe - Placerita Ca	Placerita
Field Operator 3	Loe - Placerita Ca	Placerita
Field Operator 2	Loe - Placerita Ca	Placerita
Field Meas/Pipe Tech 1	Field Service & Regulatory - Ca	Taft
Field Admin 1	Field Office Admin - Ms	Taft
Operations Tech 3	Loe - Homebase	Taft
Engineering Tech, Sr.	Field Service & Regulatory - Ca	Taft
Field Operator 1	Loe - Homebase	Taft
Field Operator 3	Loe - Homebase	Taft
Field Operator 4-Lead	Loe - Ethel D	Taft
Field Operator 3	Loe Formax	Taft
Field Operator 1	Loe - Ethel D	Taft
Field Admin 2	Field Office Admin - Ms	Taft
Field Operator 3	Loe - Ethel D	Taft
Field Operator 1	Loe - Homebase	Taft
Field Operator 2	Loe - Homebase	Taft
Foreman 1 Production	Loe Formax	Taft
Field Operator 1	Loe - Homebase	Taft
Field Operator 2	Loe - Homebase	Taft
Foreman 2 Production	Loe - Homebase	Taft
Mechanic 2	Loe - Homebase	Taft
Operations Tech 1	Loe - Ethel D	Taft
Field Operator 1	Loe Formax	Taft
Field Operator 3	Loe - Homebase	Taft
Field Operator 2	Loe - Homebase	Taft
Field Operator 2	Loe Formax	Taft
Field Operator 3	Loe - Homebase	Taft
Field Operator 3	Loe - Homebase	Taft
Field Operator 1	Loe - Ethel D	Taft
Field Meas/Pipe Tech 3	Field Service & Regulatory - Ca	Taft
Field Operator 4-Lead	Loe - Ethel D	Taft
Field Operator 3	Loe Formax	Taft
Field Operator 3	Loe - Poso Creek	Poso Creek
Field Operator 1	Loe - Poso Creek	Poso Creek
Operations Tech 4	Loe - Poso Creek	Poso Creek

Schedule 6, Page 4

Field Operator 1	Loe - Poso Creek	Poso Creek
Field Operator 3	Loe - Poso Creek	Poso Creek
Field Operator 2	Loe - Poso Creek	Poso Creek
Field Operator 1	Loe - Poso Creek	Poso Creek
Field Admin 2	Loe - Poso Creek	Poso Creek
Field Operator 1	Loe - Poso Creek	Poso Creek
Field Operator 1	Loe - Poso Creek	Poso Creek
Field Operator 1	Loe - Poso Creek	Poso Creek
Foreman 1 Production	Loe - Poso Creek	Poso Creek
Foreman 2 Production	Loe - Poso Creek	Poso Creek
Engineering Tech	Nsf Asset Team	McKittrick
Senior Production Engineer		Brea
Field Operator 2		McKittrick
Foreman 2 Production	LOE - Hill Belridge	McKittrick
Foreman 1 Production	LOE - Hill Belridge	McKittrick
Engineer 2	Nsf Asset Team	Bakersfield
Operations Tech 3	Field Service & Regulatory - Ca	McKittrick
Field Operator 2	LOE - Hill Belridge	McKittrick
Field Operator 1	LOE - Hill Belridge	McKittrick
Field Operator 2	LOE - Hill Belridge	McKittrick
Field Operator 2	LOE - Hill Belridge	McKittrick
Field Admin 2	LOE - Hill Belridge	McKittrick
Field Operator 1	LOE - Hill Belridge	McKittrick
Engineer 1	South Midway Asset Team	Bakersfield
Operations Tech 3	Field Service & Regulatory - Ca	N Midway
Field Operator 2	LOE - Hill Belridge	McKittrick
Field Operator 2*	Loe - Placerita Ca	Placerita

Schedule 6, Page 5

Employee Status	Job Title	Work Location
Active	Dist Prod Superintendent	Roosevelt
Active	Foreman 2 Production	Roosevelt
Active	Foreman 2 Production	Roosevelt
Active	Admin Supervisor	Roosevelt
Active	Foreman 2 Production	Roosevelt
Active	Foreman 1 Construction	Roosevelt
Active	Operations Tech 1	Roosevelt
Active	Field Meas/Pipe Tech 3	Roosevelt
Active	Field Operator 1	Roosevelt
Active	Field Operator 1	Roosevelt
Active	Field Operator 1	Roosevelt
Active	Field Operator 2	Roosevelt
Active	Field Operator 1	Roosevelt
Active	Field Operator 1	Roosevelt
Active	Regulatory Specialist 1	Roosevelt
Active	Mechanic 1	Roosevelt
Active	Foreman 2 Completions	Roosevelt
Active	N0093-Field Admin 2	Roosevelt
Active	Field Operator 2	Roosevelt
Active	Foreman 1 Production	Roosevelt
Active	Surface Land Rep 2	Roosevelt
Active	Field Meas/Pipe Tech 1	Roosevelt
Active	Field Operator 2	Roosevelt
Active	Field Meas/Pipe Tech 2	Roosevelt
Active	Operations Tech 2	Roosevelt
Active	Operations Tech 2	Roosevelt
Active	Foreman 1 Construction	Roosevelt
Active	Field Operator 3	Roosevelt
Active	Field Operator 1	Roosevelt
Active	Operations Tech 3	Roosevelt
Active	Mechanic 1	Roosevelt
Active	Mechanic 1	Roosevelt
Active	Mechanic 1	Roosevelt
Active	Field Operator 1	Roosevelt
Active	Field Operator 3	Roosevelt
Active	Field Operator 1	Roosevelt
Active	Field Meas/Pipe Tech 2	Roosevelt
Active	Field Operator 1	Roosevelt
Active	Operations Tech 1	Roosevelt
Active	Field Operator 1	Roosevelt
Active	Field Operator 3	Roosevelt
Active	Field Operator 1	Roosevelt
Active	Operations Tech 1	Roosevelt
Active	Operations Tech 3	Roosevelt
Active	Field Operator 1	Roosevelt

Schedule 6, Page 6

Active	EH&S Representative	Roosevelt
Active	Field Operator 1	Roosevelt
Active	Field Operator 1	Roosevelt
Active	Mechanic 1	Roosevelt
Active	Field Operator 1	Roosevelt
Active	Field Operator 1	Roosevelt
Active	Field Operator 1	Roosevelt
Active	Field Operator 3	Neola
Active	Field Admin 1	Roosevelt
Active	Field Admin 1	Roosevelt
Active	Field Operator 1	Roosevelt
Active	Field Operator 1	Roosevelt
Active	Field Operator 1	Roosevelt
Active	Field Operator 1	Roosevelt
Active	Field Operator 1	Roosevelt
Active	Field Operator 1	Roosevelt
Active	Field Operator 1	Roosevelt
Active	Field Operator 1	Roosevelt

Employee Status	Job Title	Work Location
Active	Operations Tech 3	Parachute
Active	Dist Prod Superintendent	Parachute
Active	Foreman 1 Production	Parachute
Active	Field Operator 1	Parachute
Active	Admin Supervisor	Parachute
Active	Field Operator 2	Parachute
Active	Foreman 1 Construction	Parachute
Active	Field Operator 1	Parachute
Active	Field Operator 1	Parachute
Active	Field Operator 1	Parachute

Berry/ Linn Employee List

Employee Status	Job Title	Work Location
	Field Operator 3	Troup
	EH&S Rep., Senior	Brea
	Dist Production Superintendent	Brea
	Geologist 4, Sr. Staff	Houston
	Marketing Commercial Manager	Denver
	Technical Supervisor	Houston

Schedule 6, Page 7

Schedule 7
LINN’S SEVERANCE PLAN
[SCHEDULE FOLLOWS]

Schedule 7, Page 1

Schedule 7
LINN’S SEVERANCE PLAN
EXECUTION VERSION
LINN ENERGY, LLC
SEVERANCE PLAN
February 2, 2016
ARTICLE I
INTRODUCTION AND ESTABLISHMENT OF PLAN
The Committee hereby adopts the Linn Energy, LLC Severance Plan (the “Plan”), as of the Effective Date, for eligible employees of the Company and its Subsidiaries. The Plan is intended to offer specified severance benefits to eligible employees in the event of certain involuntary terminations of employment from the Company. The Plan, as a “severance pay arrangement” within the meaning of Section 3(2)(B)(i) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) is intended to be and shall be administered and maintained as an unfunded welfare benefit plan under Section 3(1) of ERISA.
The Company expressly reserves the right at any time, and from time to time, for any reason in the Company’s sole discretion, to change, modify, alter or amend the Plan in any respect and to terminate the Plan in full. All provisions of the Plan relating to other employee benefit plans of the Company, or any of the Company’s Affiliates or Subsidiaries, are expressly limited by the provisions of such other employee benefit plans. The provisions of the Plan may not grant or create any rights other than as expressly provided for under such other employee benefit plans.
ARTICLE II
DEFINITIONS
As used herein, the following words and phrases shall have the following respective meanings unless the context clearly indicates otherwise.
2.1 Affiliate. Any entity which controls, is controlled by, or is under common control with, the Company.
2.2 Base Salary. The Participant’s annual rate of base salary payable by the Company (exclusive, among other things, of bonuses and special allowances) as in effect immediately prior to the date of such Participant’s Qualifying Termination.
2.3 Board. The Board of Directors of the Company.
2.4 Business Opportunities. All business ideas, prospects, proposals or other opportunities pertaining to the lease, acquisition, exploration, production, gathering or marketing of hydrocarbons and related products and the exploration potential of geographical areas on which hydrocarbon exploration prospects are located, which are developed by the Participant during his or her employment with the employer, or originated by any third party and brought to the attention of the Participant during his or her employment with the employer, together with information relating thereto (including, without limitation, geological and seismic data and interpretations thereof, whether in the form of maps, charts, logs, seismographs, calculations, summaries, memoranda, opinions or other written or charted means).

2.5 Cause. For purposes of the Plan, the Company or an Employer will have “Cause” to terminate the Participant’s employment by reason of any of the following; provided, however, that determination of whether one or more of the elements of “Cause” has been met under the Plan shall be in the reasonable discretion of the Board with respect to Participants in Tiers 1 and 2 and the Plan Administrator for all other Participants.
(a) the Participant’s conviction of, or plea of nolo contendere to, any felony or to any crime or offense causing substantial harm to any of the Company or its direct or indirect Subsidiaries (whether or not for personal gain) or involving acts of theft, fraud, embezzlement, moral turpitude or similar conduct;
(b) the Participant’s repeated intoxication by alcohol or drugs during the performance of his or her duties;
(c) the Participant’s willful and intentional misuse of any of the funds of the Company or its direct or indirect Subsidiaries;
(d) embezzlement by the Participant;
(e) the Participant’s willful and material misrepresentations or concealments on any written reports submitted to any of the Company or its direct or indirect Subsidiaries; or

Schedule 7, Page 2

(f) conduct constituting a material breach by the Participant of the Company’s then current Code of Business Conduct and Ethics, and any other written policy referenced therein; provided that, in each case, the Participant knew or should have known such conduct to be a breach.
2.6 Change of Control Plan. The Linn Energy, LLC Change of Control Protection Plan, effective April 25, 2009, as amended.
2.7 COBRA. The term “COBRA” has the meaning set forth in Section 4.2(c).
2.8 Code. The Internal Revenue Code of 1986, as amended from time to time.
2.9 Committee. The Compensation Committee of the Board.
2.10 Company. Linn Energy, LLC.
2.11 Effective Date. The date first written above.
2.12 Employee. Any employee of an Employer, regardless of position, who is normally scheduled to work 30 or more hours per week for such Employer.
2.13 Employee Bonus Plan. The term “Employee Bonus Plan” has the meaning set forth in Section 4.2(b).
2.14 Employer. The Company and any Subsidiary that participates in the Plan pursuant to Article VI.
2.15 ERISA. The term “ERISA” has the meaning set forth in the Introduction.

2.16 Good Reason. The term “Good Reason” shall have the meaning assigned to such term in any employment agreement between the Participant and the Employer, or in the absence of an employment agreement or such term being defined in an employment agreement, “Good Reason” shall mean any of the following to which the Participant will not consent in writing:
(a) a reduction in the Participant’s base salary;
(b) any material reduction in the Participant’s title, authority or responsibilities; or
(c) relocation of the Participant’s primary place of employment to a location more than 50 miles from the Employer’s location.
If termination is by the Participant with Good Reason, the Participant will give the Participant’s Employer written notice, which will identify with reasonable specificity the grounds for the Participant’s resignation and provide the Participant’s Employer with 30 days from the day such notice is given to cure the alleged grounds for resignation contained in the notice. A termination will not be for Good Reason if the Participant’s Employer has cured the alleged grounds for resignation contained in the notice within 30 days after receipt of such notice or if such notice is given by the Participant to the Participant’s Employer more than 30 days after the occurrence of the event that the Participant alleges is Good Reason for his or her termination hereunder. In order for a termination to be for “Good Reason”, the Company must fail to remedy the alleged grounds for resignation within the cure period, and the Participant must actually terminate employment with the Company and its Affiliates within 90 days after the expiration of the cure period.
2.17 Participant. An Employee who is designated as a participant pursuant to Section 3.1.
2.18 Person. Any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended.
2.19 Plan. The Linn Energy, LLC Severance Plan.
2.20 Plan Administrator. The named fiduciary of the Plan as described in Section 9.1.
2.21 Qualifying Termination. Any termination of employment of a Participant initiated by the Employer other than for Cause; provided that, a termination initiated by a Participant for Good Reason shall also constitute a Qualifying Termination for Participants in Tier 1 and Tier 2.
2.22 Release. The term “Release” has the meaning set forth in Section 4.1(c)
2.23 Severance Benefits. The benefits described in Article IV that are provided to qualifying Participants under the Plan.

Schedule 7, Page 3

2.24 Subsidiary. Any entity of which the Company owns, directly or indirectly, all of such entity’s outstanding units, shares of capital stock or other voting securities.

2.25 Tiers. The terms “Tier 1”, “Tier 2”, “Tier 3”, “Tier 4” “Tier 5” and “Tier 6” have the meaning set forth in Section 3.2.
ARTICLE III
ELIGIBILITY
3.1 Participants. An Employee of the Employer shall become a Participant in the Plan as of the later to occur of (i) the Effective Date or (ii) the date he or she first becomes an Employee of an Employer in a position covered by Tier 1, Tier 2, Tier 3, Tier 4, Tier 5 or Tier 6.
Notwithstanding any provision of the Plan to the contrary, no individual who is designated, compensated, or otherwise classified or treated by the Employer as a leased employee, consultant, independent contractor or other non-common law employee shall be eligible to receive benefits under the Plan. In the event of a Change of Control (as defined in the Change of Control Plan), severance benefits for eligible participants in the Change of Control Plan shall be provided under the terms of the Change of Control Plan and not the Plan; it is the intent of the Employer that Employees not be eligible for duplicate severance benefits under multiple plans.
3.2 Tiers. Employees eligible to participate in the Plan shall be assigned to Tier 1, Tier 2, Tier 3, Tier 4, Tier 5 or Tier 6 as set forth below; provided, however, that the Committee, with respect to Tiers 1 and 2 and the Plan Administrator with respect to all other Tiers may designate, by written notice to such Participant, that a Participant shall be assigned to a different Tier, in which case such designation by the Committee shall be controlling.

(a)	“Tier 1” means the Employee(s) of the Employer with the title of Senior Vice President.

(b)	“Tier 2” means the Employee(s) of the Employer with the title of Vice President.

(c)	“Tier 3” means the Employee(s) of the Employer with the title of Director or a Director level equivalent title.

(d)	“Tier 4” means the Employee(s) of the Employer with the title of Manager or a Manager level equivalent title.

(e)	“Tier 5” means the Employee(s) of the Employer with the title(s) of Supervisor or Key Technical.

(f)	“Tier 6” means any Employee of the Employer that is not assigned to Tier 1, Tier 2, Tier 3, Tier 4 or Tier 5.

ARTICLE IV
SEVERANCE BENEFITS
4.1 Eligibility for Severance Pay. A Participant becomes eligible to receive Severance Benefits under the Plan upon a Qualifying Termination, provided that the Participant:
(a) performs in all material respects all transition and other matters required of the Participant by the Employer prior to his or her Qualifying Termination;
(b) complies in all material respects with the restrictive covenants in Article V hereof and returns to the Employer any property of the Employer which has come into the Participant’s possession; and
(c) returns (and does not thereafter revoke), within fifty days after the date of the Participant’s Qualifying Termination, a signed, dated and notarized original agreement and general release of claims in a form acceptable to the Employer, in its sole and absolute discretion (the “Release”).
4.2 Amount of Severance Benefits. A Participant entitled to Severance Benefits under Section 4.1 shall be entitled to the following Severance Benefits as set forth in this Section 4.2.
(a) Annual Base Salary.
(i) Tier 1. A Participant in Tier 1 on the date of his or her Qualifying Termination shall be entitled to a payment equal to one and one-half times his or her Base Salary.

Schedule 7, Page 4

(ii) Tier 2. A Participant in Tier 2 on the date of his or her Qualifying Termination shall be entitled to a payment equal to one times his or her Base Salary.
(iii) Tier 3. A Participant in Tier 3 on the date of his or her Qualifying Termination shall be entitled to a payment equal to nine months of his or her Base Salary.
(iv) Tier 4. A Participant in Tier 4 on the date of his or her Qualifying Termination shall be entitled to a payment equal to six months of his or her Base Salary.
(v) Tier 5. A Participant in Tier 5 on the date of his or her Qualifying Termination shall be entitled to a payment equal to four and one-half months of his or her Base Salary.
(vi) Tier 6. A Participant in Tier 6 on the date of his or her Qualifying Termination shall be entitled to a payment equal to three months of his or her Base Salary.
(b) Incentive Benefits. Each Participant who, as of his or her Qualifying Termination, participates in any cash incentive compensation or other cash bonus plan or arrangement as may be established by the Board from time to time (collectively, the “Employee Bonus Plan”) shall be entitled to receive the amount as determined under the Employee Bonus Plan for a termination of employment.
(c) COBRA Coverage. If the Participant timely and properly elects continuation health care coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) under the Employer’s health care plan, the Employer will pay the “Company’s portion” (as defined below) of the Participant’s COBRA continuation coverage of medical benefits (the “COBRA Coverage”) for the period set forth in the table below following the date of the Participants Qualifying Termination. The “Company’s portion” of COBRA Coverage shall be the difference between one hundred percent of the cost of the COBRA Coverage and the dollar amount of medical premium expenses paid for the same type or types of Employer medical benefits by a similarly situated Employee on the date of the Participant’s Qualifying Termination.

Period of Continued
Tier	COBRA Coverage

1	18 Months

2	12 Months

3	9 Months

4	6 Months

5	5 Months

6	3 Months

Schedule 7, Page 5

(d) Outplacement Assistance. The Company shall pay fees on behalf of the Participant to a third-party outplacement services agency to provide outplacement services for up to the period of time set forth in the following table, which services shall be completed no later than nine months following the date of the Participant’s Qualifying Termination.

Period of
Tier	Outplacement Services

1	6 Months

2	6 Months

3	3 Months

4	3 Months

5	3 Months

6	3 Months
(e) Time and Form of Payment. The Severance Benefits payable pursuant to Section 4.2(a) and Section 4.2(b) shall be paid in a single lump sum payment on the date that is sixty days after the date of the Participant’s Qualifying Termination, but no later than two and one half months following the last day of the calendar year that includes the date of the Participant’s Qualifying Termination. The Severance Benefits payable pursuant to Section 4.2(c) and Section 4.2(d) shall be paid directly to the service provider or shall be reimbursed to the Participant promptly, but in any event by no later than December 31st of the calendar year following the calendar year in which such expenses were incurred, shall not affect any payments or reimbursements in any other calendar year, and shall not be subject to liquidation or exchange for any other benefit. The taxable year in which any Severance Benefit under Section 4.2(c) or Section 4.2(d) is paid shall be determined in the sole discretion of the Employer, and the Participant shall not be permitted, directly or indirectly, to designate the taxable year of payment. Notwithstanding the foregoing, if the Participant has not timely returned the Release, or subsequently revokes the Release, the Participant shall forfeit all Severance Benefits.
(f) Withholding. The Company may withhold and deduct from any benefits and payments made or to be made pursuant to the Plan all federal, state, local and other taxes as may be required pursuant to any law or governmental regulation or ruling.
ARTICLE V
RESTRICTIVE COVENANTS
5.1 Non-Compete Obligations. During employment with the Employer and for a period of (i) nine (9) months after the Participant’s termination of employment for a Tier 1 Participant and (ii) six (6) months after the Participant’s termination of employment for a Tier 2 Participant:
(a) the Participant will not, other than through the Company, engage or participate in any manner, whether directly or indirectly through any family member or as an employee, employer, consultant, agent, principal, partner, more than one percent (1%) shareholder, officer, director, licensor, lender, lessor or in any other individual or representative capacity, in any business or activity which is engaged in leasing, acquiring, exploring, producing, gathering or marketing hydrocarbons and related products; provided that the foregoing shall not be deemed to restrain the participation by the Participant’s spouse in any capacity set forth above in any business or activity engaged in any such activity and provided further that the Company may, in good faith, take such reasonable action with respect to the Participant’s performance of his or her duties, responsibilities and authorities as it deems necessary and appropriate to protect its legitimate business interests with respect to any actual or apparent conflict of interest reasonably arising from or out of the participation by the Participant’s spouse in any such competitive business or activity; and
(b) all investments made by the Participant (whether in his or her own name or in the name of any family members or other nominees or made by the Participant’s controlled affiliates), which relate to the leasing, acquisition, exploration, production, gathering or marketing of hydrocarbons and related products will be made solely through the Company; and the Participant will not (directly or indirectly through any family members or other persons), and will not permit any of his or her controlled affiliates to: (A) invest or otherwise participate alongside the Company or its direct or indirect subsidiaries in any Business Opportunities, or (B) invest or otherwise participate in any business or activity relating to a Business Opportunity, regardless of whether any of the Company or its direct or indirect subsidiaries ultimately participates in such business or activity, in either case, except through the Company. Notwithstanding the foregoing, nothing in this Section 5.1(b) shall be deemed to prohibit the Participant or any family member from owning, or otherwise having an interest in, less than one percent (1%) of any publicly owned entity or three percent (3%) or less of any private equity fund or similar investment fund that invests in any business or activity engaged in any of the activities set forth above, provided that the Participant has no active role with respect to any investment by such fund in any entity.

Schedule 7, Page 6

5.2 Non-Solicitation. With respect to any Participant in Tier 1 or Tier 2, during such Participant’s employment with the Employer and for a period of one (1) year after the Participant’s termination of employment, the Participant will not, whether for his or her own account or for the account of any other Person (other than the Company or its direct or indirect Subsidiaries), intentionally solicit, endeavor to entice away from the Company or its direct or indirect Subsidiaries, or otherwise interfere with the relationship of the Company or its direct or indirect Subsidiaries with, (a) any person who is employed by the Company or its direct or indirect Subsidiaries (including any independent sales representatives or organizations), or (b) any client or customer of the Company or its direct or indirect Subsidiaries.
ARTICLE VI
EMPLOYERS
Any Subsidiary of the Company shall be, and any new Subsidiary of the Company shall be an Employer under the Plan unless the Company makes an affirmative determination that such Subsidiary shall not be an Employer under the Plan. Pursuant to Section 3.1, the provisions of the Plan shall be fully applicable to the Employees of any such Subsidiary that becomes an Employer.
ARTICLE VII
SUCCESSOR TO COMPANY
The Plan shall bind any successor of the Company, its assets or its businesses (whether direct or indirect, by purchase, merger, consolidation or otherwise), in the same manner and to the same extent that the Company would be obligated under the Plan if no succession had taken place.
In the case of any transaction in which a successor would not by the foregoing provision or by operation of law be bound by the Plan, the Company shall require such successor expressly and unconditionally to assume and agree to perform the Company’s obligations under the Plan, in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. The term “Company,” as used in the Plan, shall mean the Company as hereinbefore defined and any successor or assignee to the business or assets which by reason hereof becomes bound by the Plan.
ARTICLE VIII
AMENDMENT AND TERMINATION
8.1 Amendment or Termination. While the Company expects and intends to continue the Plan, the Board or the Committee may amend the Plan at any time, and from time to time, for any reason in the Company’s sole discretion, to change, modify, alter or amend the Plan in any respect and to terminate the Plan in full.
8.2 Procedure for Extension, Amendment or Termination. Any extension, amendment or termination of the Plan by the Board in accordance with the foregoing shall be made by action of the Board in accordance with the Company’s Certificate of Formation and the Second Amended and Restated Limited Liability Company Agreement, as amended, in effect at the time, and applicable law.

ARTICLE IX
PLAN ADMINISTRATION
9.1 Named Fiduciary; Administration. A committee composed of the Company’s Chief Financial Officer, Chief Operating Officer and Senior Vice President with oversight of Human Resources is the named fiduciary of the Plan and shall be the Plan Administrator. The Plan Administrator shall review and determine all claims for benefits under the Plan.
9.2 Claim Procedure.
(a) If an Employee or former Employee or his or her authorized representative (referred to in this Article IX as a “claimant”) makes a written request alleging a right to receive benefits under the Plan or alleging a right to receive an adjustment in benefits being paid under the Plan, the Company shall treat it as a claim for benefits.
(b) All claims and inquiries concerning benefits under the Plan must be submitted to the Plan Administrator in writing and be addressed as follows:
Plan Administrator
Linn Energy, LLC Severance Plan

Schedule 7, Page 7

Linn Energy, LLC
JP Morgan Chase Tower
600 Travis, Suite 5100
Houston, Texas 77002
The Plan Administrator shall have full and complete discretionary authority to administer, to construe, and to interpret the Plan, to decide all questions of eligibility, to determine the amount, manner and time of payment, and to make all other determinations deemed necessary or advisable for the Plan. The Plan Administrator shall initially deny or approve all claims for benefits under the Plan. The claimant may submit written comments, documents, records or any other information relating to the claim. Furthermore, the claimant shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claim for benefits.
(c) Claims Denial. If any claim for benefits is denied in whole or in part, the Plan Administrator shall notify the claimant in writing of such denial and shall advise the claimant of his or her right to a review thereof. Such written notice shall set forth, in a manner calculated to be understood by the claimant, specific reasons for such denial, specific references to the Plan provisions on which such denial is based, a description of any information or material necessary for the claimant to perfect his or her claim, an explanation of why such material is necessary and an explanation of the Plan’s review procedure, and the time limits applicable to such procedures. Furthermore, the notification shall include a statement of the claimant’s right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on review. Such written notice shall be given to the claimant within a reasonable period of time, which normally shall not exceed 90 days, after the claim is received by the Plan Administrator.

(d) Appeals. Any claimant whose claim for benefits is denied in whole or in part may appeal, or his or her duly authorized representative may appeal on the claimant’s behalf, such denial by submitting to the Appeals Committee a request for a review of the claim within 60 days after receiving written notice of such denial from the Plan Administrator. The Appeals Committee shall comprise at least three individuals who serve as officers or managers of the Company. The Appeals Committee shall give the claimant upon request, and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claim of the claimant, in preparing his or her request for review. The request for review must be in writing and be addressed as follows:
Appeals Committee
Linn Energy, LLC Severance Plan
Linn Energy, LLC
JP Morgan Chase Tower
600 Travis, Suite 5100
Houston, Texas 77002
The request for review shall set forth all of the grounds upon which it is based, all facts in support thereof, and any other matters which the claimant deems pertinent. The Appeals Committee may require the claimant to submit such additional facts, documents, or other materials as the Appeals Committee may deem necessary or appropriate in making its review.
(e) Review of Appeals. The Appeals Committee shall act upon each request for review within 60 days after receipt thereof. The review on appeal shall consider all comments, documents, records and other information submitted by the claimant relating to the claim without regard to whether this information was submitted or considered in the initial benefit determination. The Appeals Committee shall have full and complete discretionary authority, in its review of any claims denied by the Plan Administrator, to administer, to construe, and to interpret the Plan, to decide all questions of eligibility, to determine the amount, manner and time of payment, and to make all other determinations deemed necessary or advisable for the Plan.
(f) Decision on Appeals. The Appeals Committee shall give written notice of its decision to the claimant. If the Appeals Committee confirms the denial of the application for benefits in whole or in part, such notice shall set forth, in a manner calculated to be understood by the claimant, the specific reasons for such denial, and specific references to the Plan provisions on which the decision is based. The notice shall also contain a statement that the claimant is entitled to receive upon request, and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claimant’s claim for benefits. Information is relevant to a claim if it was relied upon in making the benefit determination or was submitted, considered or generated in the course of making the benefit determination, whether it was relied upon or not. The notice shall also contain a statement of the claimant’s right to bring an action under ERISA Section 502 (a). If the Appeals Committee has not rendered a decision on a request for review within 60 days after receipt of the request for review, the claimant’s claim shall be deemed to have been approved. The Appeals Committee’s decision shall be final and not subject to further review within the Company. There are no voluntary appeals procedures after review by the Appeals Committee.

(g) Time of Approved Payment. In the event that either the Plan Administrator or the Appeals Committee determines that the claimant is entitled to the payment of all or any portion of the benefits claimed, such payment shall be made to the claimant within 30 days of the date of such determination or such later time as may be required to comply with Section 409A of the Code.

Schedule 7, Page 8

(h) Determination of Time Periods. If the day on which any of the foregoing time periods is to end is a Saturday, Sunday or holiday recognized by the Company, the period shall extend until the next following business day.
9.3 Exhaustion of Administrative Remedies. Completion of the claims and appeals procedures described in Sections 9.2 of the Plan will be a condition precedent to the commencement of any legal or equitable action in connection with a claim for benefits under the Plan by a claimant; provided, however, that the Appeals Committee may, in its sole discretion, waive compliance with such claims procedures as a condition precedent to any such action.
ARTICLE X
MISCELLANEOUS
10.1 Employment Status. The Plan does not constitute a contract of employment or impose on the Participant or the Participant’s Employer any obligation for the Participant to remain an Employee or change the status of the Participant’s employment or the policies of such Employer regarding termination of employment.
10.2 Unfunded Plan Status. All payments pursuant to the Plan shall be made from the general funds of the Company and no special or separate fund shall be established or other segregation of assets made to assure payment. No Participant or other person shall have under any circumstances any interest in any particular property or assets of the Company as a result of participating in the Plan. Notwithstanding the foregoing, the Company may (but shall not be obligated to) create one or more grantor trusts, the assets of which are subject to the claims of the Company’s creditors, to assist it in accumulating funds to pay its obligations under the Plan.
10.3 Validity and Severability. The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision of the Plan, which shall remain in full force and effect, and any prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
10.4 Anti-Alienation of Benefits. No amount to be paid hereunder shall be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Employee or the Employee’s beneficiary.
10.5 Governing Law. The validity, interpretation, construction and performance of the Plan shall in all respects be governed by the laws of Texas, without reference to principles of conflicts of law, except to the extent pre-empted by Federal law.

Schedule 7, Page 9

IN WITNESS WHEREOF, this Linn Energy, LLC Severance Plan has been adopted the Committee to be effective as of the Effective Date.

LINN ENERGY, LLC

By:	/s/ Mark E. Ellis
Mark E. Ellis
Chairman of the Board of Directors,
President and Chief Executive Officer

Schedule 7, Page 10

FIRST AMENDMENT TO
LINN ENERGY, LLC SEVERANCE PLAN
The Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Linn Energy, LLC, a Delaware limited liability company (the “Company”), previously adopted the Linn Energy, LLC Severance Plan (the “Plan”). The Company hereby amends the Plan effective on the date the Committee approves the amendment (the “Amendment Effective Date”).
RECITALS
WHEREAS, the Company established, and the Committee adopted, the Plan, under which the Company offers specified severance benefits to eligible employees of the Company and the Subsidiaries, in the event of certain involuntary terminations of employment;
WHEREAS, Section 8.1 of the Plan provides that the Committee or the Board may amend the Plan at any time, and from time to time, for any reason in the Company’s sole discretion;
WHEREAS, the Company now desires to amend the Plan to provide that a Participant shall not be entitled to any benefits under the Plan if (i) the Participant is terminated as a result of the sale or other disposition of a plant, facility, division, operating assets or Subsidiary or any similar transaction, and (ii) in connection with such transaction, the Participant is offered continued employment with the purchaser or any of its affiliates in a comparable position to the one held by the Participant immediately prior to his or her date of termination, as determined in the Company’s sole discretion; and
WHEREAS, capitalized terms used but not defined herein shall have the same meaning as set forth in the Plan.
AMENDMENTS
1. Section 2.21 of the Plan is hereby amended to add the following text:
“A Qualifying Termination will not have occurred for purposes of this Plan, if (i) the Participant is terminated as a result of the sale or other disposition of a plant, facility, division, operating assets or Subsidiary or any similar transaction, and (ii) in connection with such transaction, the Participant is offered continued employment with the purchaser or any of its affiliates with the same base salary as was in effect as of immediately before such transaction and at a location within fifty (50) miles of the primary location at which the Participant worked immediately before such transaction, in each case, as determined in the Company’s sole discretion.”
2. Except as set specifically amended above, the Plan will remain in full force and effect.

Schedule 7, Page 11

IN WITNESS WHEREOF, the Company has caused the execution of this Amendment by its duly authorized officer, effective as of the Amendment Effective Date.

LINN ENERGY, LLC

By:	/s/ Candice J. Wells
Name:	Candice J. Wells
Title:	Senior Vice President, General Counsel and Corporate Secretary

Effective Date: July 22, 2016

Schedule 7, Page 12

Schedule 8
TRANSFERRED HARDWARE
[SCHEDULE FOLLOWS]

Schedule 8, Page 1

Schedule 8
Transferred Hardware

PC	Status	Manufacturer	Model	Memory	Processor	Age/Year	Value	City	State	PhysicalDeliveryOfficeName
BAK-ALD1	Active	Dell Inc.	OptiPlex 990	4096	3401	3	$175	Bakersfield	CA	Bakersfield, CA
BAK-DJOHNSON7	Active	Dell Inc.	OptiPlex 990	4096	3401	3	$175	Bakersfield	CA	Bakersfield, CA
BERDT-J2R7N22	Active	Dell Inc.	OptiPlex 9020	4096	3001	1-2	$400	McKittrick	CA	21Z/McKittrick, CA
BERDT-J2RFN22	Inactive	Dell Inc.	OptiPlex 9020	4096	3001	1-2	$400	McKittrick	CA	0
BERDT-J2RRN22	Active	Dell Inc.	OptiPlex 9020	4096	3001	1-2	$400	McKittrick	CA	0
BERDT-J2RSN22	Inactive	Dell Inc.	OptiPlex 9020	4096	3001	1-2	$400	Bakersfield	CA	0
BERDT-J2RTN22	Active	Dell Inc.	OptiPlex 9020	4096	3001	1-2	$400	McKittrick	CA	0
BERDT-J2RVN22	Active	Dell Inc.	OptiPlex 9020	4096	3001	1-2	$400	McKittrick	CA	0
BERDT-J2RWN22	Active	Dell Inc.	OptiPlex 9020	4096	3001	1-2	$400	McKittrick	CA	0
BERDT-J2RYN22	Active	Dell Inc.	OptiPlex 9020	4096	3001	1-2	$400	McKittrick	CA	Bakersfield, CA
BERLT-13M8K12	Active	Dell Inc.	Latitude E7440	4096	2401	2	$400	McKittrick	CA	0
BERLT-19BTTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Roosevelt	UT	0
BERLT-1MBTTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Roosevelt	UT	Roosevelt, UT
BERLT-2PK8K12	Active	Dell Inc.	Latitude E7440	4096	2401	2	$400	McKittrick	CA	0
BERLT-2TFBJX1	Active	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Roosevelt	UT	Roosevelt, UT
BERLT-2VSBJX1	Active	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Roosevelt	UT	Roosevelt, UT
BERLT-333PVY1	Active	Dell Inc.	Latitude E6430	4096	2701	3-4	$275	McKittrick	CA	Taft
BERLT-3CZBJX1	Active	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Roosevelt	UT	Roosevelt, UT
BERLT-3YTBJX1	Active	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Roosevelt	UT	Roosevelt, UT
BERLT-46SSTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Bakersfield	CA	Bakersfield, CA
BERLT-5F0TTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Roosevelt	UT	Roosevelt, UT
BERLT-5MDBJX1	Active	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Roosevelt	UT	Roosevelt, UT
BERLT-5N2PVY1	Active	Dell Inc.	Latitude E6430	4096	2701	3-4	$275	Roosevelt	UT	Roosevelt, UT
BERLT-6GCTTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Roosevelt	UT	Roosevelt, UT
BERLT-7MDBJX1	Active	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Roosevelt	UT	Roosevelt, UT
BERLT-7PK8K12	Inactive	Dell Inc.	Latitude E7440	4096	2401	2	$400	McKittrick	CA	NMWSS
BERLT-7W0PVY1	Active	Dell Inc.	Latitude E6430	4096	2701	3-4	$275	Parachute	CO	Parachute, CO
BERLT-88NBJX1	Active	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Roosevelt	UT	Roosevelt, UT
BERLT-88VBJX1	Inactive	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Roosevelt	UT	Roosevelt, UT
BERLT-91TBJX1	Active	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Bakersfield	CA	Bakersfield, CA
BERLT-922PVY1	Active	Dell Inc.	Latitude E6430	4096	2701	3-4	$275	Roosevelt	UT	Utah
BERLT-98NBJX1	Active	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Roosevelt	UT	Utah
BERLT-9GTBJX1	Active	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Roosevelt	UT	Roosevelt, UT
BERLT-9N2PVY1	Active	Dell Inc.	Latitude E6430	4096	2701	3-4	$275	Roosevelt	UT	Roosevelt, UT

Schedule 8, Page 2

PC	Status	Manufacturer	Model	Memory	Processor	Age/Year	Value	City	State	PhysicalDeliveryOfficeName
BERLT-9XRBJX1	Active	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Roosevelt	UT	Utah
BERLT-BPSBJX1	Active	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Roosevelt	UT	Roosevelt, UT
BERLT-BRPSTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Bakersfield	CA	139
BERLT-BVRBJX1	Active	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Roosevelt	UT	Roosevelt, UT
BERLT-BZFBJX1	Active	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Roosevelt	UT	Roosevelt, UT
BERLT-C76TTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Roosevelt	UT	0
BERLT-C8PRBS1	Active	Dell Inc.	Latitude E6420	4096	2501	4	$235	Roosevelt	UT	Roosevelt, UT
BERLT-D12PVY1	Active	Dell Inc.	Latitude E6430	4096	2701	3-4	$275	Parachute	CO	Parachute, CO
BERLT-D2NBJX1	Active	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Roosevelt	UT	Roosevelt, UT
BERLT-D3DTTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Roosevelt	UT	Roosevelt, UT
BERLT-D6RSTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Bakersfield	CA	Bakersfield, CA
BERLT-DZ5TTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Roosevelt	UT	Roosevelt, UT
BERLT-F2TBJX1	Active	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Roosevelt	UT	0
BERLT-FCTTTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Bakersfield	CA	Lync user for Receptionist Midway (MBK)
BERLT-FHM8K12	Inactive	Dell Inc.	Latitude E7440	4096	2401	2	$400	Bakersfield	CA	Bakersfield, CA
BERLT-FQ4PVY1	Active	DELL	CBX3		2701	2	$250	Roosevelt	UT	Utah

Schedule 8, Page 3

BERLT-FQ4PVY1	Active	DELL	CBX3	4096	2701	2	$250	Roosevelt	UT	Utah
BERLT-G6DBJX1	Active	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Roosevelt	UT	Roosevelt, UT
BERLT-GHVBJX1	Inactive	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Roosevelt	UT	Roosevelt, UT
BERLT-GM2PVY1	Inactive	Dell Inc.	Latitude E6430	4096	2701	3-4	$275	Roosevelt	UT	Roosevelt, UT
BERLT-GVRBJX1	Active	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Roosevelt	UT	Roosevelt, UT
BERLT-HVVBJX1	Active	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Roosevelt	UT	Roosevelt, UT
BERLT-HW4PVY1	Active	Dell Inc.	Latitude E6430	4096	2701	3-4	$275	Roosevelt	UT	Roosevelt, UT
BERLT-HWLN7W1	Active	Dell Inc.	Latitude E6430	8192	2601	3-4	$275	Roosevelt	UT	0
BERLT-J32XXZ1	Active	Dell Inc.	Latitude E6440	8192	2901	3	$350	McKittrick	CA	NMWSS
BERLT-JPTBJX1	Active	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Roosevelt	UT	Roosevelt, UT
BERLT-JWS9JX1	Active	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Roosevelt	UT	0
BFDDT-2M6MFZ1	Active	Dell Inc.	Precision T5610	8192	2601	2	$1,300	Bakersfield	CA	Bakersfield, CA
BFDDT-2M6NFZ1	Active	Dell Inc.	Precision T5610	8192	2601	2	$1,300	Bakersfield	CA	Bakersfield, CA
BFDDT-2M7LFZ1	Active	Dell Inc.	Precision T5610	8192	2601	2	$1,300	Bakersfield	CA	Bakersfield, CA
BFDDT-2M7PFZ1	Active	Dell Inc.	Precision T5610	8192	2601	2	$1,300	Bakersfield	CA	Bakersfield, CA
BFDDT-2M8MFZ1	Active	Dell Inc.	Precision T5610	8192	2601	2	$1,300	Bakersfield	CA	Bakersfield, CA
BFDDT-43BWM02	Active	Dell Inc.	OptiPlex 9020	4096	2901	1-2	$400	Bakersfield	CA	BAKERSFIELD
BFDDT-43JYM02	Active	Dell Inc.	OptiPlex 9020	4096	2901	1-2	$400	Bakersfield	CA	Bakersfield, CA
BFDDT-49CW9P1	Active	Dell Inc.	OptiPlex 980	2048	2927	4	$100	Bakersfield	CA	Bakersfield, CA
BFDDT-4FTRDB2	Active	Dell Inc.	OptiPlex 9020	4096	3001	1-2	$400	Bakersfield	CA	Bakersfield, CA
BFDDT-4FTSDB2	Active	Dell Inc.	OptiPlex 9020	4096	3001	1-2	$400	Bakersfield	CA	0
BFDDT-53YH9Z1	Active	Dell Inc.	OptiPlex 9020	4096	3201	1-2	$400	Bakersfield	CA	Bakersfield, CA
BFDDT-55JLS22	Active	Dell Inc.	OptiPlex 9020	4096	3301	1-2	$400	Taft	CA	Taft
BFDDT-55P8S22	Active	Dell Inc.	OptiPlex 9020	4096	3301	1-2	$400	Newhall	CA	Placerita
BFDDT-57B9S22	Active	Dell Inc.	OptiPlex 9020	4096	3301	1-2	$400	Bakersfield	CA	Bakersfield, CA
BFDDT-BHZ5942	Active	Dell Inc.	Precision Tower 58	4096	2601	2	$1,000	Bakersfield	CA	Bakersfield, CA
BFDDT-CWHQDX1	Active	Dell Inc.	OptiPlex 9010	4096	3401	3	$250	Bakersfield	CA	Bakersfield, CA
BFDDT-CWHSDX1	Active	Dell Inc.	OptiPlex 9010	4096	3401	3	$250	Bakersfield	CA	Bakersfield, CA
BFDDT-DBPPQ22	Active	Dell Inc.	Precision Tower 58	16384	2601	2	$1,300	Bakersfield	CA	Bakersfield, CA
BFDDT-DCGGS22	Active	Dell Inc.	Precision Tower 58	16384	2601	2	$1,300	Bakersfield	CA	Bakersfield, CA
BFDDT-G1Y6MS1	Active	Dell Inc.	Precision WorkStat	4096	2394	3	$400	Bakersfield	CA	Bakersfield, CA
BFDDT-G1Y7MS1	Active	Dell Inc.	Precision WorkStat	4096	2394	3	$400	Bakersfield	CA	Bakersfield, CA
BFDDT-HR82XX1	Active	Dell Inc.	OptiPlex 9010	4096	3401	3	$250	Bakersfield	CA	Bakersfield, CA
BFDDT-J2RGN22	Active	Dell Inc.	OptiPlex 9020	4096	3001	1-2	$400	McKittrick	CA	0
BFDDT-JQKMVW1	Active	Dell Inc.	Dell System XPS L3	4096	2501	3	$250	Bakersfield	CA	Bakersfield, CA
BFDLT-1NX8TY1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Bakersfield	CA	BAKERSFIELD
BFDLT-1RBHL12	Active	Dell Inc.	Latitude E7440	8192	2601	2	$400	Bakersfield	CA	Bakersfield, CA
BFDLT-1YGDJ72	Active	Dell Inc.	Latitude E7250	8192	2301	1	$700	Bakersfield	CA	Bakersfield, CA
BFDLT-245TJ12	Active	Dell Inc.	Latitude E7440	4096	2401	2	$400	Bakersfield	CA	Bakersfield, CA
BFDLT-2GT1P12	Active	Dell Inc.	Latitude E7440	4096	2601	2	$400	Bakersfield	CA	Bakersfield, CA
BFDLT-2H4TJ12	Active	Dell Inc.	Latitude E7440	4096	2401	2	$400	Bakersfield	CA	Bakersfield, CA
BFDLT-2P7TJ12	Active	Dell Inc.	Latitude E7440	4096	2401	2	$400	Bakersfield	CA	0
BFDLT-2XC8Q12	Active	Dell Inc.	Latitude E7440	8192	2601	2	$400	Bakersfield	CA	Bakersfield, CA
BFDLT-3CR7Q12	Active	Dell Inc.	Latitude E7440	8192	2601	2	$400	Bakersfield	CA	Bakersfield, CA
BFDLT-3J1ML12	Active	Dell Inc.	Precision M4800	4096	2701	2	$700	Bakersfield	CA	0
BFDLT-3MMTZ52	Active	Dell Inc.	Latitude E7250	8192	2301	1	$700	Bakersfield	CA	Bakersfield, CA
BFDLT-4C4TJ12	Active	Dell Inc.	Latitude E7440	4096	2401	2	$400	Bakersfield	CA	Bakersfield, CA
BFDLT-4C8TTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Taft	CA	Taft
BFDLT-4DXSTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Parachute	CO	Parachute, CO
BFDLT-4MVFH12	Active	Dell Inc.	Latitude E7440	4096	2301	2	$400	Bakersfield	CA	Bakersfield, CA
BFDLT-4SC8Q12	Active	Dell Inc.	Latitude E7440	8192	2601	2	$400	Bakersfield	CA	Bakersfield, CA

Schedule 8, Page 4

BFDLT-4ZR1P12	Active	Dell Inc.	Latitude E7440	4096	2601	2	$400	Bakersfield	CA	0
BFDLT-594TJ12	Active	Dell Inc.	Latitude E7440	4096	2401	2	$400	Bakersfield	CA	Bakersfield, CA
BFDLT-5Q7TJ12	Active	Dell Inc.	Latitude E7440	4096	2401	2	$400	Bakersfield	CA	127
BFDLT-5XR1P12	Active	Dell Inc.	Latitude E7440	4096	2601	2	$400	Bakersfield	CA	Bakersfield, CA
BFDLT-6BQ7Q12	Active	Dell Inc.	Latitude E7440	8192	2601	2	$400	Bakersfield	CA	Bakersfield, CA
BFDLT-6QSSTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Roosevelt	UT	Roosevelt, UT
BFDLT-87D8Q12	Active	Dell Inc.	Latitude E7440	8192	2601	2	$400	Bakersfield	CA	Bakersfield, CA
BFDLT-884TTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Roosevelt	UT	Roosevelt, UT
BFDLT-8KT1P12	Active	Dell Inc.	Latitude E7440	4096	2601	2	$400	Bakersfield	CA	139
BFDLT-8L4TTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Bakersfield	CA	Bakersfield, CA
BFDLT-8NNDJ72	Active	Dell Inc.	Latitude E7250	8192	2301	1	$700	Bakersfield	CA	0
BFDLT-8T5TJ12	Active	Dell Inc.	Latitude E7440	4096	2401	2	$400	McKittrick	CA	Bakersfield, CA
BFDLT-8XQ1P12	Active	Dell Inc.	Latitude E7440	4096	2601	2	$400	Bakersfield	CA	0
BFDLT-9886TY1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Bakersfield	CA	Poso Creek Field
BFDLT-9B1CQ12	Active	Dell Inc.	Latitude E7440	8192	2601	2	$400	Bakersfield	CA	Bakersfield, CA
BFDLT-9B4TJ12	Active	Dell Inc.	Latitude E7440	4096	2401	2	$400	Bakersfield	CA	Bakersfield, CA
BFDLT-9F4TJ12	Active	Dell Inc.	Latitude E7440	4096	2401	2	$400	Bakersfield	CA	Bakersfield, CA
BFDLT-9H4TJ12	Active	Dell Inc.	Latitude E7440	4096	2401	2	$400	Bakersfield	CA	Bakersfield, CA
BFDLT-B3SFH12	Active	Dell Inc.	Latitude E7440	4096	2301	2	$400	Bakersfield	CA	Bakersfield, CA
BFDLT-B64XXZ1	Inactive	Dell Inc.	Latitude E6440	4096	2601	3	$350	Bakersfield	CA	139
BFDLT-B7VZZ52	Active	Dell Inc.	Latitude E7250	8192	2301	1	$700	Bakersfield	CA	Bakersfield, CA
BFDLT-BC8TTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Roosevelt	UT	Roosevelt, UT
BFDLT-BKR1P12	Active	Dell Inc.	Latitude E7440	4096	2601	2	$400	Bakersfield	CA	257
BFDLT-BZS9JX1	Active	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Bakersfield	CA	Bakersfield, CA
BFDLT-C08TJ12	Active	Dell Inc.	Latitude E7440	4096	2401	2	$400	Bakersfield	CA	Bakersfield, CA
BFDLT-C1V1P12	Active	Dell Inc.	Latitude E7440	4096	2601	2	$400	Bakersfield	CA	Bakersfield, CA
BFDLT-CQGZTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Bakersfield	CA	0
BFDLT-D2DTTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Bakersfield	CA	Bakersfield, CA
BFDLT-D7D8Q12	Active	Dell Inc.	Latitude E7440	8192	2601	2	$400	Bakersfield	CA	BAKERSFIELD
BFDLT-DVD8Q12	Active	Dell Inc.	Latitude E7440	8192	2601	2	$400	Bakersfield	CA	NMWSS
BFDLT-DZGZTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Roosevelt	UT	Roosevelt, UT
BFDLT-F5LHL12	Inactive	Dell Inc.	Latitude E7440	8192	2601	2	$400	Bakersfield	CA	0
BFDLT-FBS2062	Active	Dell Inc.	Latitude E7250	8192	2301	1	$700	Bakersfield	CA	Taft
BFDLT-FN7TJ12	Active	Dell Inc.	Latitude E7440	4096	2401	2	$400	Bakersfield	CA	Bakersfield, CA
BFDLT-FNS1P12	Active	Dell Inc.	Latitude E7440	4096	2601	2	$400	Bakersfield	CA	Bakersfield, CA
BFDLT-FP7TJ12	Active	Dell Inc.	Latitude E7440	4096	2401	2	$400	Bakersfield	CA	Bakersfield, CA
BFDLT-FXD8Q12	Active	Dell Inc.	Latitude E7440	8192	2601	2	$400	Bakersfield	CA	Bakersfield, CA
BFDLT-G25TJ12	Inactive	Dell Inc.	Latitude E7440	4096	2401	2	$400	Bakersfield	CA	Bakersfield, CA
BFDLT-G9WFH12	Active	Dell Inc.	Latitude E7440	4096	2301	2	$400	Bakersfield	CA	Bakersfield, CA
BFDLT-GB4TJ12	Active	Dell Inc.	Latitude E7440	4096	2401	2	$400	Bakersfield	CA	0
BFDLT-GSR1P12	Active	Dell Inc.	Latitude E7440	4096	2601	2	$400	Bakersfield	CA	208F
BFDLT-H5KSTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Bakersfield	CA	Bakersfield, CA
BFDLT-HJ1ML12	Active	Dell Inc.	Precision M4800	4096	2701	2	$700	Bakersfield	CA	Bakersfield, CA
BFDLT-HMN2Q12	Active	Dell Inc.	Precision M4800	8192	3301	2	$700	Bakersfield	CA	Bakersfield, CA
BFDLT-HTCTTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	McKittrick	CA	NMWSS
BFDLT-J47TJ12	Active	Dell Inc.	Latitude E7440	4096	2401	2	$400	Bakersfield	CA	Bakersfield, CA
BFDLT-JM4TJ12	Active	Dell Inc.	Latitude E7440	4096	2401	2	$400	Bakersfield	CA	Bakersfield, CA
BFDLT-JM5PVY1	Active	Dell Inc.	Latitude E6430	4096	2701	3-4	$275	Bakersfield	CA	Bakersfield, CA
BFDLT-JP60062	Active	Dell Inc.	Latitude E7250	8192	2301	1	$700	Bakersfield	CA	Bakersfield, CA
BFDLT-JXRFH12	Active	Dell Inc.	Latitude E7440	4096	2301	2	$400	Bakersfield	CA	Bakersfield, CA
BIGDT-BNVJQW1	Active	Dell Inc.	OptiPlex 9010	4096	3401	3	$250	Roosevelt	UT	435-353-5780

Schedule 8, Page 5

GBKLT-97GHL12	Active	Dell Inc.	Latitude E7440	8192	2601	2	$400	Roosevelt	UT	Roosevelt, UT
HUGLT-2XSDN12	Active	Dell Inc.	Latitude E7440	4096	2401	2	$400	Lakin	KS	Lakin, KS
HUGLT-6LJ9J72	Active	Dell Inc.	Latitude E7250	8192	2301	1	$700	Lakin	KS	0
HUGLT-FSWFH12	Active	Dell Inc.	Latitude E7440	4096	2301	2	$400	Lakin	KS	Lakin, KS
HUGLT-FXWFH12	Active	Dell Inc.	Latitude E7440	4096	2301	2	$400	Lakin	KS	Lakin, KS
HUGLT-JQZ1G12	Active	Dell Inc.	Latitude E7440	4096	2301	2	$400	Lakin	KS	Lakin, KS
MIDDT-3BFW842	Active	Dell Inc.	OptiPlex 9020	4096	3001	1-2	$400	Newhall	CA	Placerita
MIDDT-557HS22	Active	Dell Inc.	OptiPlex 9020	4096	3301	1-2	$400	Bakersfield	CA	Bakersfield, CA
MIDDT-55QKS22	Active	Dell Inc.	OptiPlex 9020	4096	3301	1-2	$400	McKittrick	CA	0
MIDLT-6FT1P12	Active	Dell Inc.	Latitude E7440	4096	2601	2	$400	Bakersfield	CA	0
MIDLT-JWR1P12	Active	Dell Inc.	Latitude E7440	4096	2601	2	$400	Bakersfield	CA	BAKERSFIELD
NEOLT-15HHL12	Active	Dell Inc.	Latitude E7440	8192	2601	2	$400	Roosevelt	UT	Roosevelt, UT
NEOLT-3TBHL12	Active	Dell Inc.	Latitude E7440	8192	2601	2	$400	Roosevelt	UT	Roosevelt, UT
NEOLT-40CHL12	Active	Dell Inc.	Latitude E7440	8192	2601	2	$400	Roosevelt	UT	Roosevelt, UT
NEOLT-83CHL12	Active	Dell Inc.	Latitude E7440	8192	2601	2	$400	Roosevelt	UT	0
NEOLT-C2HHL12	Active	Dell Inc.	Latitude E7440	8192	2601	2	$400	Roosevelt	UT	Roosevelt, UT
NEOLT-JGBHL12	Active	Dell Inc.	Latitude E7440	8192	2601	2	$400	Roosevelt	UT	Roosevelt, UT
PAMLT-1WKM6R1	Active	Dell Inc.	Latitude E6420	4096	2501	4	$235	Lakin	KS	Garden City, KS
PARDT-3BDV842	Active	Dell Inc.	OptiPlex 9020	4096	3001	1-2	$400	Roosevelt	UT	Roosevelt, UT
PARDT-4VKPRW1	Active	Dell Inc.	OptiPlex 9010	4096	3401	3	$250	Parachute	CO	Parachute, CO
PARDT-5RYJ4V1	Active	Dell Inc.	OptiPlex 990	4096	3401	3	$175	Parachute	CO	Parachute, CO
PARLT-1T3XXZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Parachute	CO	Parachute, CO
PARLT-292PVY1	Active	Dell Inc.	Latitude E6430	4096	2701	3-4	$275	Parachute	CO	Parachute, CO
PARLT-2N3PVY1	Active	Dell Inc.	Latitude E6430	4096	2701	3-4	$275	Parachute	CO	Parachute, CO
PARLT-4GCBXZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Parachute	CO	Parachute, CO
PARLT-F62PVY1	Active	Dell Inc.	Latitude E6430	4096	2701	3-4	$275	Parachute	CO	Parachute, CO
PARLT-G09GSY1	Active	Dell Inc.	Latitude E6430	4096	3001	3-4	$275	Parachute	CO	Parachute, CO
PLADT-22FZ182	Active	Dell Inc.	OptiPlex 9020	4096	3001	1-2	$400	Newhall	CA	Placerita
PLADT-G5QK9R1	Active	Dell Inc.	OptiPlex 390	4096	3300	4+	$100	Newhall	CA	Placerita
PLALT-2FVFH12	Active	Dell Inc.	Latitude E7440	4096	2301	2	$400	Bakersfield	CA	Placerita, Ca.
PLALT-75Z2062	Active	Dell Inc.	Latitude E7250	8192	2301	1	$700	Newhall	CA	Placerita
PLALT-J9S8J72	Active	Dell Inc.	Latitude E7250	8192	2301	1	$700	Newhall	CA	Placerita
PLALT-JWGDJ72	Active	Dell Inc.	Latitude E7250	8192	2301	1	$700	Newhall	CA	Placerita
POSDT-4HWHS22	Active	Dell Inc.	OptiPlex 9020	4096	3301	1-2	$400	Bakersfield	CA	Poso Creek Field
POSDT-4JNNS22	Active	Dell Inc.	OptiPlex 9020	4096	3301	1-2	$400	Bakersfield	CA	Poso Creek Field
POSDT-557CS22	Active	Dell Inc.	OptiPlex 9020	4096	3301	1-2	$400	Bakersfield	CA	Poso Creek Field
POSDT-559NS22	Active	Dell Inc.	OptiPlex 9020	4096	3301	1-2	$400	Bakersfield	CA	Poso Creek
POSDT-55F9S22	Active	Dell Inc.	OptiPlex 9020	4096	3301	1-2	$400	Bakersfield	CA	Poso Creek
POSDT-55K9S22	Active	Dell Inc.	OptiPlex 9020	4096	3301	1-2	$400	Bakersfield	CA	Poso Creek Field
POSDT-55NKS22	Active	Dell Inc.	OptiPlex 9020	4096	3301	1-2	$400	Bakersfield	CA	Poso Creek Field
POSDT-55TBS22	Active	Dell Inc.	OptiPlex 9020	4096	3301	1-2	$400	Bakersfield	CA	Poso Creek, CA
POSDT-6XX9R22	Active	Dell Inc.	OptiPlex 9020	4096	3301	1-2	$400	Bakersfield	CA	Poso Creek Field
ROSDT-CYBZ942	Active	Dell Inc.	OptiPlex 9020	4096	3001	1-2	$400	Roosevelt	UT	Roosevelt, UT
ROSLT-29RSTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Roosevelt	UT	Roosevelt, UT
ROSLT-50C9J72	Active	Dell Inc.	Latitude E7250	8192	2301	1	$700	Roosevelt	UT	Roosevelt, UT
ROSLT-7H2PVY1	Active	Dell Inc.	Latitude E6430	4096	2701	3-4	$275	Roosevelt	UT	Roosevelt, UT
ROSLT-8P45662	Active	Dell Inc.	Latitude E7250	8192	2301	1	$700	Roosevelt	UT	Roosevelt, UT
ROSLT-9DDTTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Taft	CA	Taft
ROSLT-B05TTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Roosevelt	UT	0
ROSLT-BYNK2Q1	Active	Dell Inc.	Latitude E6420	2048	2100	4	$235	Roosevelt	UT	Roosevelt, UT
ROSLT-C5SSTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Roosevelt	UT	Roosevelt, UT

Schedule 8, Page 6

ROSLT-CJRSTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Roosevelt	UT	435-353-5780
ROSLT-FZ5DJ72	Active	Dell Inc.	Latitude E7250	8192	2301	1	$700	Roosevelt	UT	Roosevelt, UT
ROSLT-H9TBJX1	Active	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Roosevelt	UT	Roosevelt, UT
RVTDT-CONF	Active	Dell Inc.	OptiPlex 990	2048	3101	3	$175	Roosevelt	UT	Roosevelt, UT
RVTLT-1G6PVY1	Active	Dell Inc.	Latitude E6430	4096	2701	3-4	$275	Roosevelt	UT	Roosevelt, NM
RVTLT-2572DS1	Active	Dell Inc.	Latitude E6420	2048	2501	4	$235	Roosevelt	UT	0
RVTLT-4RZBJX1	Active	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Roosevelt	UT	Utah
RVTLT-5CQSTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Roosevelt	UT	Roosevelt, UT
RVTLT-5J2XCS1	Active	Dell Inc.	Latitude E6420	4096	2501	4	$235	Roosevelt	UT	Roosevelt, UT
RVTLT-7TRSTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Roosevelt	UT	Roosevelt, UT
RVTLT-91SBJX1	Active	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Roosevelt	UT	Utah
RVTLT-BN0PVY1	Active	Dell Inc.	Latitude E6430	4096	2701	3-4	$275	Roosevelt	UT	Utah
RVTLT-BQTBJX1	Active	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Roosevelt	UT	Roosevelt, UT
RVTLT-CJTBJX1	Active	Dell Inc.	Latitude E6430	4096	2501	3-4	$275	Roosevelt	UT	Roosevelt - Berry
RVTLT-FM8TTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Roosevelt	UT	Roosevelt, UT
SAOLT-60DHL12	Active	Dell Inc.	Latitude E7440	8192	2601	2	$400	Lakin	KS	Lakin, KS
SYRLT-690FBW1	Active	Dell Inc.	Latitude E6430	8192	2601	3-4	$275	Lakin	KS	0
SYRLT-DB6XBW1	Active	Dell Inc.	Latitude E6430	8192	2601	3-4	$275	Lakin	KS	Lakin, KS
TAFDT-3BFX842	Active	Dell Inc.	OptiPlex 9020	4096	3001	1-2	$400	Taft	CA	Taft, CA
TAFDT-438WM02	Active	Dell Inc.	OptiPlex 9020	4096	2901	1-2	$400	Taft	CA	Taft, CA
TAFDT-4FVQDB2	Active	Dell Inc.	OptiPlex 9020	4096	3001	1-2	$400	Taft	CA	SMWSS Asset Team
TAFDT-55CLS22	Inactive	Dell Inc.	OptiPlex 9020	4096	3301	1-2	$400	Bakersfield	CA	0
TAFDT-55DBS22	Active	Dell Inc.	OptiPlex 9020	4096	3301	1-2	$400	Taft	CA	Taft, CA
TAFDT-563CP22	Active	Dell Inc.	OptiPlex 9020	4096	3001	1-2	$400	Taft	CA	Taft
TAFDT-563DP22	Active	Dell Inc.	OptiPlex 9020	4096	3001	1-2	$400	Taft	CA	Taft
TAFDT-565DP22	Active	Dell Inc.	OptiPlex 9020	4096	3001	1-2	$400	Taft	CA	Taft
TAFDT-566FP22	Active	Dell Inc.	OptiPlex 9020	4096	3001	1-2	$400	Taft	CA	Taft, CA
TAFDT-567DP22	Active	Dell Inc.	OptiPlex 9020	4096	3001	1-2	$400	Taft	CA	Taft
TAFDT-567FP22	Inactive	Dell Inc.	OptiPlex 9020	4096	3001	1-2	$400	Taft	CA	Taft
TAFDT-568FP22	Active	Dell Inc.	OptiPlex 9020	4096	3001	1-2	$400	Taft	CA	Taft
TAFDT-5DMLP22	Active	Dell Inc.	OptiPlex 9020	4096	2901	1-2	$400	Taft	CA	Taft
TAFDT-5DMMP22	Active	Dell Inc.	OptiPlex 9020	4096	2901	1-2	$400	Taft	CA	Taft, CA
TAFDT-5DQKP22	Active	Dell Inc.	OptiPlex 9020	4096	2901	1-2	$400	Taft	CA	Taft
TAFDT-6WZ0R22	Active	Dell Inc.	OptiPlex 9020	4096	3301	1-2	$400	Taft	CA	Taft
TAFDT-6XK7R22	Active	Dell Inc.	OptiPlex 9020	4096	3301	1-2	$400	Taft	CA	Taft, CA
TAFDT-77DVJS1	Active	Dell Inc.	OptiPlex 990	4096	3401	3	$175	Taft	CA	Taft
TAFDT-9KM9N22	Active	Dell Inc.	OptiPlex 9020	4096	2901	1-2	$400	Taft	CA	Taft
TAFDT-9KMCN22	Active	Dell Inc.	OptiPlex 9020	4096	2901	1-2	$400	Taft	CA	Taft
TAFDT-9KMWM22	Active	Dell Inc.	OptiPlex 9020	4096	2901	1-2	$400	Taft	CA	Taft
TAFDT-9KNBN22	Active	Dell Inc.	OptiPlex 9020	4096	2901	1-2	$400	Taft	CA	Taft
TAFDT-9KNCN22	Active	Dell Inc.	OptiPlex 9020	4096	2901	1-2	$400	Taft	CA	Taft
TAFDT-9KNWM22	Active	Dell Inc.	OptiPlex 9020	4096	2901	1-2	$400	Taft	CA	0
TAFDT-9KNXM22	Active	Dell Inc.	OptiPlex 9020	4096	2901	1-2	$400	Taft	CA	Taft, CA
TAFDT-9KP9N22	Active	Dell Inc.	OptiPlex 9020	4096	2901	1-2	$400	Taft	CA	Taft
TAFLT-7TQ1P12	Active	Dell Inc.	Latitude E7440	4096	2601	2	$400	Bakersfield	CA	Taft
TAFLT-88HZTZ1	Active	Dell Inc.	Latitude E6440	4096	2601	3	$350	Taft	CA	Taft
TAFLT-8KR1P12	Active	Dell Inc.	Latitude E7440	4096	2601	2	$400	Taft	CA	NMWSS
TAFLT-GVR1P12	Active	Dell Inc.	Latitude E7440	4096	2601	2	$400	Taft	CA	Taft
TAFLT-H2T1P12	Active	Dell Inc.	Latitude E7440	4096	2601	2	$400	Taft	CA	Taft
TAFLT-HXT1P12	Active	Dell Inc.	Latitude E7440	4096	2601	2	$400	Taft	CA	Taft
Inventory	Inv	Dell	Latitude E6440	4096	2601	3	$350	Bakersfield	CA	Bakersfield, CA

Schedule 8, Page 7

Inventory	Inv	Dell	Latitude E6440	4096	2601	3	$350	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Latitude E6440	4096	2601	3	$350	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Latitude E6440	4096	2601	3	$350	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Latitude E6440	4096	2601	3	$350	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Latitude E6440	4096	2601	3	$350	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Latitude E6440	4096	2601	3	$350	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Latitude E6440	4096	2601	3	$350	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Latitude E6440	4096	2601	3	$350	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Latitude E6440	4096	2601	3	$350	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Latitude E6440	4096	2601	3	$350	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Latitude E7440	8192	2601	2	$400	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Latitude E7440	8192	2601	2	$400	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Latitude E7440	8192	2601	2	$400	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Latitude E7440	8192	2601	2	$400	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Latitude E7440	8192	2601	2	$400	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Latitude E7440	8192	2601	2	$400	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Latitude E7440	8192	2601	2	$400	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Latitude E7440	8192	2601	2	$400	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Latitude E7440	8192	2601	2	$400	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Latitude E7440	8192	2601	2	$400	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Latitude E7440	8192	2601	2	$400	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Precision T3600				$1,300	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Precision T5610				$2,500	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Precision T5610				$2,500	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Precision T5610				$2,500	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Precision T5610				$2,500	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Precision T5610				$2,500	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Optiplex 9020	4096	2901	1-2	$400	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Optiplex 9021	4096	2901	1-3	$401	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Optiplex 9022	4096	2901	1-4	$402	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Optiplex 9023	4096	2901	1-5	$403	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Optiplex 9024	4096	2901	1-6	$404	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Optiplex 9025	4096	2901	1-7	$405	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Optiplex 9026	4096	2901	1-8	$406	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Optiplex 9027	4096	2901	1-9	$407	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Optiplex 9028	4096	2901	1-10	$408	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Optiplex 9029	4096	2901	1-11	$409	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Optiplex 9030	4096	2901	1-12	$410	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors				$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors				$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors				$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors				$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors				$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors				$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors				$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors				$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors				$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors				$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors				$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors				$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors				$75	Bakersfield	CA	Bakersfield, CA

Schedule 8, Page 8

Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Monitors	$75	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Docking Station	$50	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Docking Station	$50	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Docking Station	$50	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Docking Station	$50	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Docking Station	$50	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Docking Station	$50	Bakersfield	CA	Bakersfield, CA
Inventory	Inv	Dell	Docking Station	$50	Bakersfield	CA	Bakersfield, CA

Schedule 8, Page 9

Schedule 9
PLUGGING AND ABANDONMENT
[SCHEDULE FOLLOWS]

Schedule 9, Page 1

Schedule 9
PLUGGING AND ABANDONMENT
California

Common Well Name	API Number
21Z G-21	030-49706
21Z SP-2	029-37658
BB&O 49	029-45264
BB&O 60	029-46521
Berry & Ewing 301	030-01264
Berry & Ewing 149	029-46196
Berry & Ewing 157R	030-10384
Berry & Ewing 158	029-47984
Big Ten 101	029-52604
Big Ten 106	029-53402
Catfish 29	029-45510
Catfish 52	029-49765
Ethel D 376	029-09397
Ethel D 4-1	030-31203
Fairfield 348	030-02959
Fairfield 41	029-47666
Fairfield 48	029-53733
Fairfield 48-62	030-49706
Fairfield 56-69	030-49873
Fairfield 57-68	030-49874
Fairfield 57-70	030-49875
Fairfield 58-65	030-49876
Fairfield 58-67	030-49877
Fairfield 58-69	030-49950
Fairfield 59-68	030-49955
Fairfield 60	029-57803
Fairfield 60-65	030-49879
Fairfield 60-67	030-49954
Fairfield 60-69	030-49951
Fairfield 61-68	030-49953
Fairfield 62-67	030-49956
Fairfield 67	029-58418
Fairfield 92	029-66613
Fairfield A-113	029-70042
Fairfield A-117	029-71869
Fairfield A-128	029-73087
Fairfield A-141	029-75196
Fairfield A-142	029-75197
Fairfield A-143	029-75198
Fairfield A-146	029-75200
Fairfield A-147	029-75201
Fairfield A-153	029-75207
Fairfield A-155	029-75128
Hillside 101	029-51591

Schedule 9, Page 2

Common Well Name	API Number
Hillside 113	029-51593
Hillside 116	029-51538
Hillside 123	029-48992
Hillside 131	029-51539
Hillside 173	029-86023
Hillside 33	029-37521
Hillside 36	029-37524
Hillside 50	029-45263
Hillside 55	029-48040
Hillside 62	029-478043
Hillside 64	029-48987
Hillside 67	029-51233
Hillside 70	029-48047
Hillside 75	029-51236
Hillside 76	029-48048
Hillside 77	029-48988
Hillside 80	029-47735
Hillside 87	029-47642
Hillside 88	029-48990
Pan 10	029-15460
Pan 20	029-57791
Pan 34	030-26322
Pan 8	029-15458
Section 31D 1-i	030-09322
Section 36 20	030-03319
Southwestern 54-48	030-41723
Surprise 11	029-36304
Surprise 15	029-36308
Surprise 23	029-43032
Surprise 40	029-48146
Surprise 41	029-50542
Surprise 60	029-48639
Surprise 61	029-60208
Surprise 87	029-51211
Surprise 96	029-51544
Tannehill 149	029-87418
USL 12-1 flowline removal	029-19936

Schedule 9, Page 3

Schedule 9
PLUGGING AND ABANDONMENT
Kansas

State	County	Well Name	API	ACQ	Operator	Total WI (Linn+Berry)	Total NRI (Linn+ Berry)
KS	Grant	TATE Moore 09 002	15-067-20255	XTO	Linn	1.0000	0.8749
KS	Stevens	LEFFLER UNIT 3	15-189-21151	XTO	Linn	1.0000	0.9063
KS	Stevens	PARKER ESTATE 2	15-189-00572	XTO	Linn	1.0000
KS	Finney	LAYMAN 03 UNIT 25 002	15-055-21308	XTO	Linn	1.0000	0.9028
KS	Kearny	TATE-UNREIN UNIT 3	15-093-21205	XTO	Linn	1.0000	1.0000
KS	Morton	TILLETT LM 21 001	15-129-20239	XTO	Linn	1.0000	0.8750
OK	Texas	Langston 1-2	35-139-22009	XTO	Linn	1.0000	0.8750
KS	Kearny	LEE 11 UNIT 30 002	15-093-20292	XTO	Linn	1.0000	0.8142
KS	Kearny	RODERICK 03 UNIT 26 002	15-093-20305	XTO	Linn	1.0000	0.8750
KS	Stevens	SHERWOOD WINTER 1	15-189-20506	XTO	Linn	1.0000*	0.8750*
KS	Haskell	BURGMEIER 35 001	15-081-00400	XTO	Linn	1.0000	0.6563
KS	Kearny	TATE 08 UNIT 23 002	15-093-20216	XTO	Linn	1.0000	0.8776
KS	Finney	BROWN 07 UNIT 35 008	15-055-20642	XTO	Linn	1.0000	0.8750
KS	Stevens	SHULER HE 16 004	15-189-20985	XTO	Linn	1.0000	0.8750
KS	Stevens	PIPER 01 UNIT 02 002	15-189-20588	XTO	Linn	1.0000	0.8750
OK	Texas	E. CARPENTER UNIT 3	35-139-22110	XTO	Linn	1.0000*	0.8750*
KS	Grant	WILLIAMS 02 UNIT 19 003	15-067-20179	XTO	Linn	1.0000	0.8750
KS	Stevens	RAPP GRIGSBY 21 002	15-189-20347	XTO	Linn	1.0000	0.9219
KS	Kearny	LEE 6-2	15-093-20220	XTO	Linn	1.0000	0.8203
KS	Finney	BROWN UNIT 6-7	15-055-20486	XTO	Linn	1.0000	0.8750
OK	Texas	SWENSON UNIT 2-30	35-139-24183	XTO	Linn	1.0000	0.8750
KS	Stevens	RAYDURE 1-2	15-189-20438	XTO	Linn	1.0000	0.8750
KS	Kearny	WILKIE 1-2	15-093-20059	XTO	Linn	1.0000	0.8750
KS	Grant	Mickey J 33 002	15-067-20534	XTO	Linn	1.0000	0.8750
KS	Kearny	TATE WHITE 27 002	15-093-20716	XTO	Linn	1.0000
KS	Kearny	BUCK 1 I - 15	15-093-21584	XTO	Linn	1.0000
KS	Stevens	PHILLIPS RS 10 005	15-189-20338	XTO	Linn	1.0000
KS	Stevens	SIEGMUND 1-2	15-189-20585	XTO	Linn	0.7500
KS	Grant	GUY FAIRCHILD 36 003	15-067-20622	XTO	Linn	1.0000
KS	Finney	J. LIGHTNER I 1	15-055-20882	XTO	Linn	1.0000
KS	Stevens	FOSTER 1-2	15-189-20771	XTO	Linn	1.0000
KS	Stevens	ELLIS 1-2	15-189-20666	XTO	Linn	1.0000
KS	Kearny	Nightengale 1-26 (White Heirs Unit 3)	15-093-21804	XTO	Linn	0.0000*	0.0000*
KS	Stevens	O DEA JAMES - A 2	15-189-21034	XTO	Linn	0.0000*	0.0000*
KS	Haskell	DOERKSEN UNIT 4-14 (Stonestreet 14-1)	15-081-21866	XTO	Linn	0.0000*	0.0000*
KS	Morton	LOIS 9-1 (AO MANGLES 3-9)	15-129-21781	XTO	Linn	0.0000*	0.0000*

Schedule 9, Page 4

Schedule 9
PLUGGING AND ABANDONMENT
Utah

Well Name	API Number	State	County	WI	NRI	Well Classification
SCOFIELD THORPE 22-41X	43007308900000	UT	CARBON	1.00000000	0.84577500	PA Proposed to State
SCOFIELD THORPE 23-31	43007310010000	UT	CARBON	1.00000000	0.84577500	PA Proposed to State
SCOFIELD THORPE 35-13	43007309910000	UT	CARBON	1.00000000	0.84577500	PA Proposed to State
SFW FEE 13-10D-54	43013508920000	UT	DUCHESNE	0.99805695	0.63734453	PA Proposed to State
TAYLOR FEE 7-14-56	43013331400000	UT	DUCHESNE	0.56250000	0.49218750	PA Proposed to State
UTE TRIBAL 10-14-55	43013326010000	UT	DUCHESNE	1.00000000	0.82000000	PA Proposed to State
UTE TRIBAL 12-15-55	43013329810000	UT	DUCHESNE	1.00000000	0.82000000	PA Proposed to State
UTE TRIBAL 1-33	43013321850000	UT	DUCHESNE	1.00000000	0.81000000	PA Proposed to State
UTE TRIBAL 15-15-55	43013328550000	UT	DUCHESNE	1.00000000	0.82000000	PA Proposed to State
UTE TRIBAL 7-14-55	43013332690000	UT	DUCHESNE	1.00000000	0.82000000	PA Proposed to State

Schedule 9, Page 5

Schedule 9
PLUGGING AND ABANDONMENT
Colorado, Utah, Texas

STATE	BUSINESS UNIT	WELL NAME	WELL No.	API	DESCRIPTION
CO	PICEANCE	NONE
UT	UINTA	Scofield Thorpe Rig Skid	22-41X	43-007-30890	Gas Well
UT	UINTA	Scofield Thorpe	23-31	43-007-31001	Gas Well
UT	UINTA	Scofield Thorpe	35-13	43-007-30991	Gas Well
UT	UINTA	SWD Fee	13-10D-54	43-013-50892	Oil Well
UT	UINTA	Taylor Fee	7-14-56	43-013-33140	Oil Well
UT	UINTA	Ute Tribal	10-14-55	43-013-32601	Oil Well
UT	UINTA	Ute Tribal	12-15-55	43-013-32981	Oil Well
UT	UINTA	Ute Tribal	1-33	43-013-32185	Oil Well
UT	UINTA	Ute Tribal	15-15-55	43-013-32855	Oil Well
UT	UINTA	Ute Tribal	7-14-55	43-013-33269	Oil Well
TX	TEXLA	NONE

Schedule 9, Page 6

Schedule 10
CALIFORNIA EMISSIONS CREDITS
NONE

Schedule 10, Page 1

Schedule 11
HUGOTON FIELD OFFICES
[SCHEDULE FOLLOWS]

Schedule 11, Page 1

Schedule 11
HUGOTON FIELD OFFICES
Hickok Field Office & Compressor Station – 9180 East Highway 160, Ulysses, KS 67880 (both are in Grant County, Kansas)
Being a portion of Lot Four (4) and the Southeast Quarter of the Southwest Quarter (SE/4 SW/4), (also described as South half of Southwest Quarter), of Section Thirty-One (31), Township Twenty-Eight (28) South, Range Thirty-Five (35) West of 6th P.M ., containing 64.99 acres of land, more or less, being further described in that certain General Warranty Deed, dated April 18th, 1947, from Clarence E. Reed, a single man to Magnolia Petroleum Company, as recorded in Book 31, Page 187 of the deed records of Grant County, Kansas.
Hugoton Field Office – 200 W 4th Street, Hugoton, KS, 67951
Lots 5-7; of Block 27, to the city of Hugoton, being in Section 16, Township 33 South, Range 37 West, Stevens County, Kansas and being further described in that certain Conveyance, Assignment and Transfer, dated December 28, 1961, from Republic Natural Gas Company to Socony Mobil Oil Company, Inc., as recorded in Book 38, Page 216 of the deed records of Stevens County, Kansas.
Lakin Field Office

LAKIN	805 South Highway 25	Lakin	KS	67860	620-355-7838	Katherine Lee
A tract of land located in the Southeast Quarter (SE/4) of Section 27, Township 24 South, Range 36 West of the 6th P.M., being further described as follows: Commencing at the SE corner of Section 27, Township 24 South, Range 36 West, thence S 89 ° 22’ 36” W (an assumed bearing) on the South line of the Southside Subdivision for a distance of 954.69 feet to the SW comer of said subdivision; thence S 89 ° 21 • 0711 W on the South line of Section 27 for a distance of 106.26 feet; thence N 00 ° 00’ 00” E for a distance of 55.34 feet to the SE corner of “Tract l II as recorded in Book A, Page 79; thence N 30 ° 09’ 33” E on the Easterly line of said Tract I for a distance of 372.38 feet to the POINT OF BEGINNING; thence N 86° 32’ 08” W for a distance of 147.94 feet to the SE comer of “Tract 2” as recorded in Book A, Page 79; thence N 23 ° 28’ 36” E on the Easterly line of said Tract 2 for a distance of 259.29 feet; thence N 11 ° 36’ 36” Eon the Easterly line of said tract for a distance of 185.67 feet; thence N 00 ° 21’ 14” Eon the Easterly line of said tract for a distance of 121.57 feet; thence N 06 ° 13’ 51” W on the Easterly line of said tract for a distance of 80.00 feet; thence S 77 ° 18’ 32” E for a distance of 345.21 feet to a point on the Westerly right of way line of Highway #25; thence S 30 ° 09’ 33” W on said right of way line for a distance of 640.60 feet to the POINT OF BEGINNING, containing 2.998 acres of land., more or less. The basis of bearings being the South line of Section 27, being assumed to be S 89 ° 21’ 23” W. Being the same land conveyed by Corporation Deed dated November I, 2000, from Beymer & Beymer, Inc. to Plains Petroleum Operating Company, as recorded in Book 173, Page 645 of the land records of Kearny County, Kansas and being further described in that certain Deed (with Limited Warranty) dated March 30, 2003, from Williams Production RMT Company to XTO Energy Inc., as recorded in Book 195, Page 68 of the land records of Kearny County, Kansas.

Schedule 11, Page 2